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                                                                   Exhibit 10.14

                                 PROMISSORY NOTE

$9,400,000                                                   New York, New York
                                                                 March 18, 2002

         This Promissory Note (this "NOTE") is executed and delivered by SCIENT, INC., a Delaware corporation, with its principal place of business at 79 Fifth Avenue, New York, NY 10003 ("BORROWER"), to the order of INMARK CAPITAL CORP. and its successor and assigns ("INMARK").

         1.       DEFINITIONS.

         "ANCILLARY AGREEMENTS" shall mean this Note, the Security Agreement, the Guaranties, the Guarantor Pledge Agreements and/or any and all other documents, instruments and agreements entered into in connection herewith or therewith.

         "CHANGE OF CONTROL" means the occurrence of any of the following: (a) any Person or two or more Persons (other than any existing investor in Borrower or any affiliate of such investor) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Borrower (or other securities convertible into such Voting Interests) representing 20% or more of the combined voting power of all Voting Interests of the Borrower; or (b) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason to constitute a majority of the board of directors of the Borrower; or (c) any Person or two or more Persons (other than any existing investor in Borrower or any affiliate of such investor) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower.

         "COLLATERAL" shall mean and include Guarantor Collateral and any other collateral pledged by Borrower or any Guarantor to Inmark from time to time to secure any of the Obligations pursuant to any Ancillary Agreement.

         "CONTRACT RATE" shall mean the Prime Rate plus one percent (1%).

         "DEFAULT RATE" means the greater of (a) the Prime Rate plus ten percent (10%) and (b) fifteen percent (15%).

         "DEPOSIT ACCOUNT" shall have the meaning ascribed to the term in
Section 4 hereof.


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         "EQUITY INTERESTS" shall mean shares of capital stock of (or other ownership or profit interest in) Borrower, warrants, options, or other rights for the purchase or other acquisition from Borrower of shares of capital stock of (or other ownership or profit interest in) Borrower, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interest in) Borrower, or warrants, options or other rights for the purchase or other acquisition from Borrower of such shares (or such other interests), and other ownership or profit interests in Borrower (including, without limitation, partnerships, member, or trust interest therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

         "EVENT OF DEFAULT" shall have the meaning ascribed to the term in
Section 10 hereof.

         "EXCESS COLLATERAL AMOUNT" shall have the meaning ascribed to the term in Section 2 hereof.

         "FOOTHILL" shall mean Foothill Capital Corporation.

         "GUARANTOR" shall mean any and all Persons who may from time to time execute in favor of Inmark a Guaranty.

         "GUARANTOR COLLATERAL" shall mean the collateral pledged by a Guarantor to Inmark as security for such Guarantor's Guaranty of a Loan as set forth on Schedule A attached hereto and made a part hereof.

         "GUARANTOR COLLATERAL AVAILABILITY" shall mean, with respect to the Guarantor Collateral pledged by a Guarantor in connection with a Guaranty as security for an individual Loan, the sum of (a) in the case of cash, 100% of the amount of all cash deposited by such Guarantor with North Fork Bank in an account pledged by such Guarantor to Inmark pursuant to a Guarantor Pledge Agreement in connection with such Guarantor's Guaranty, (b) in the case of letters of credit, 100% of the face amount of any letter of credit in form and substance reasonably satisfactory to Inmark the original of which is in Inmark's possession issued by a bank reasonably acceptable to Inmark naming such Guarantor as applicant and Inmark as beneficiary thereunder in connection with such Guarantor's Guaranty, (c) in the case of certificates of deposit, 100% of the amount of all certificates of deposit maintained by such Guarantor with North Fork Bank pledged by such Guarantor to Inmark pursuant to a Guarantor Pledge Agreement in connection with such Guarantor's Guaranty, (d) in the case of United States treasury bills, 90% of the market value (as determined by Inmark) of all treasury bills maintained by such Guarantor in a securities account established with North Fork Bank or any of its affiliates and pledged by such Guarantor to Inmark pursuant to a Guarantor Pledge Agreement in connection with such Guarantor's Guaranty, and (e) in the case of all other marketable securities, the percentage of such marketable securities maintained by such Guarantor in a securities account established with North Fork Bank or any of its affiliates and pledged by such Guarantor to Inmark pursuant to a Guarantor Pledge Agreement in


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connection with such Guarantor's Guaranty reasonably determined by Inmark as an appropriate percentage of availability against such Guarantor Collateral delivered, which percentage may be adjusted from time to time by Inmark based on changes in condition of such Guarantor Collateral. Notwithstanding anything contained herein to the contrary, in no event shall the Guarantor Collateral Availability with respect to any Loan exceed the principal stated amount of the applicable Guarantor's liability under the Guaranty relating to such Loan.

         "GUARANTOR PLEDGE AGREEMENT" shall mean one or more pledge and security agreements or such other security agreements as may be required by Inmark covering the Guarantor Collateral to be pledged by a Guarantor to Inmark as security for the Obligations with respect to the Loans guaranteed by such Guarantor, each in form and substance reasonably satisfactory to Inmark and its counsel.

         "GUARANTY" shall mean one or more guaranties executed by a Guarantor which guarantees the payment and performance of the principal amount (but not any interest, fees, or other charges or amounts) of a Loan.

         "HOWE COLLATERAL" shall have the meaning ascribed to the term in
Section 2 hereof.

         "HOWE LOANS" shall have the meaning ascribed to the term in Section 2 hereof.

         "LOANS" shall have the meaning ascribed to the term in Section 3 hereof.

         "LOAN EVENT OF DEFAULT" shall have the meaning ascribed to the term in
Section 10 hereof.

         "MATURITY DATE" shall have the meaning ascribed to the term in Section 2 hereof.

         "MAXIMUM LINE AMOUNT" shall have the meaning ascribed to the term in
Section 2 hereof.

         "NET PROCEEDS" shall mean with respect to any Payment Event, (a) the cash proceeds received by Borrower and its subsidiaries in respect of such Payment Event, including any cash received in respect of any non-cash proceeds, but only as and when received, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Borrower and its subsidiaries to third parties in connection with such Payment Event, and (ii) the amount of all taxes paid (or reasonably estimated to be payable) by Borrower and its subsidiaries, and (iii) the amount of any reserves established by Borrower and its subsidiaries to fund contingent liabilities reasonably estimated to be payable, in cash during the year that such Payment Event occurred or the next succeeding year and that are directly attributable to such Payment Event (as determined reasonably and in good faith by the chief financial officer of Borrower). In the case of Net Proceeds denominated in a currency other than dollars, the amount of such Net Proceeds shall be the dollar equivalent thereof based upon the exchange rates prevailing at the time.


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         "OBLIGATIONS" means and includes all Loans, advances, debts, liabilities, obligations, covenants and duties owing by Borrower to Inmark (or any Person that directly or indirectly controls or is controlled by or is under common control with Inmark) of every kind and description (whether or not evidenced by this Note or any other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, all interest, charges or any other payments Borrower is required to make by law or otherwise arising under or as a result of this Note and the other Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to Borrower's account or incurred by Inmark in connection with Borrower's account whether provided for herein or in any other Ancillary Agreement.

         "PAYMENT EVENT" shall mean (a) the issuance of Equity Interests, or (b) a Change of Control.

         "PERSON" shall mean an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PRIME RATE" shall mean at any time the interest rate used by North Fork Bank as its prime rate.

         "PRIME COLLATERAL" shall mean Guarantor Collateral described in clauses
(a), (b), (c), and (d) of the definition of "Guarantor Collateral Availability."

         "PRO RATA" shall mean, at the date of determination with respect to any Guarantor, the percentage obtained by dividing (a) the aggregate outstanding principal amount of Loans made by Lender based upon such Guarantor's Guarantor Collateral Availability by (b) the aggregate outstanding principal amount of all Loans.

         "SECURITY AGREEMENT" shall mean the Security Agreement dated as of the date hereof by and between Borrower and Inmark (as amended, modified and supplemented from time to time).

         "TAXES" shall have the meaning ascribed to the term in Section 8 hereof.

         "VOTING INTERESTS" shall mean shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.


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         2.       PAYMENT.  FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Inmark Capital Corp., at Inmark's offices located at 405 Park Avenue, New York, New York or at such other place as Inmark may from time to time designate to Borrower in writing, the principal sum of NINE MILLION FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($9,400,000) (the "MAXIMUM LINE AMOUNT"), or such other amount as may be due and owing to Inmark pursuant to this Note and the Security Agreement, as follows:

                  (a) the entire principal balance hereunder shall be due and payable on the earlier of (i) March 18, 2004, and (ii) at Inmark's option following the occurrence and during the continuance of an Event of Default (the "MATURITY DATE"); and

                  (b) interest on the unpaid principal amount of this Note, from time to time outstanding, shall be payable in arrears on the first day of each month during the term of this Note, at a rate of interest per annum equal to the Contract Rate. Interest shall be computed on the basis of the actual number of days elapsed over a 360-day year.

         Upon the occurrence and during the continuance of an Event of Default, the entire outstanding balance of this Note shall bear interest at the Default Rate. Upon the occurrence and during the continuance of a Loan Event of Default, the entire outstanding balance of the affected Loan shall bear interest at the Default Rate. In no event shall interest hereunder be in excess of the maximum interest rate permitted by law.

         Borrower shall have the right to prepay the outstanding aggregate principal amount of the Loans in whole or in part together with accrued interest to the date of prepayment on the aggregate principal amount prepaid subject to the payment of the amount set forth in Section 5(b). Borrower shall prepay the Loans in an amount equal to all Net Proceeds, unless such prepayment requirement is waived in writing by each of the Guarantors.

         Inmark shall apply the proceeds from payments made by the Borrower hereunder to the repayment of all Loans on a Pro Rata basis, provided, however, that at any time the Guarantor Collateral Availability with respect to the Guarantor Collateral pledged by Robert M. Howe (the "HOWE COLLATERAL") exceeds $5,000,000 (such excess being referred to as the "EXCESS COLLATERAL AMOUNT"), Inmark shall apply the proceeds from payments made by the Borrower hereunder to the principal amount of the Loans outstanding as follows: first, to the repayment of the Loans attributable to Guarantor Collateral Availability with respect to the Howe Collateral (the "HOWE LOANS") in an aggregate amount equal to the Excess Collateral Amount, and second, to the repayment of all Loans on a Pro Rata basis.

         Upon any payment of Loans under this Note, Inmark shall release Guarantor Collateral to the extent the Guarantor Collateral Availability with respect to any Loan exceeds the outstanding principal balance of such Loan. Such release will be effected as a release of specific Guarantor Collateral, a substitution of new Guarantor Collateral for the current Guarantor Collateral, or otherwise, as appropriate.


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         In the event the outstanding principal balance of any Loan shall at any time exceed the Guarantor Collateral Availability applicable to such Loan, then Borrower shall make a mandatory prepayment of such Loan in an amount equal to such excess or provide additional collateral to Inmark satisfactory to Inmark in its sole discretion.

         3.       LOANS.

                  (a) Subject to the terms and conditions set forth herein, from the date of this Note until the Maturity Date, Inmark will from time to time make loans to Borrower (each, a "LOAN" and collectively the "LOANS") in an amount equal to the Guarantor Collateral Availability applicable to such Loan then being requested by Borrower, but in no event shall the aggregate principal amount of all Loans exceed the Maximum Line Amount. Payments with respect to the Loans permanently reduce the Maximum Line Amount. Each individual Loan shall be guaranteed by a Guarantor and secured severally (not jointly) by an individual pledge of Guarantor Collateral, as more particularly described on Schedule A attached hereto and made a part hereof. Schedule A may, from time to time hereafter, be modified to include additional Guarantors, descriptions of Guarantor Collateral and Guarantor Collateral Availability (as then in effect).

                  (b) Notwithstanding the foregoing, no Loans shall be made available to Borrower unless each and every one of the following conditions shall have been satisfied as reasonably determined by Inmark:

         (1) no Event of Default or Loan Event of Default shall exist at the time of or would exist after giving effect to the making of any such Loan;

         (2) each Guarantor upon whose Guarantor Collateral Inmark has been requested to make one or more Loans shall have (i) executed and delivered to Inmark a Guaranty and a Guarantor Pledge Agreement with respect to such Guarantor Collateral, and (ii) shall have taken all such action as shall be reasonably required by Inmark to perfect Inmark's security interest in the Guarantor Collateral covered by the aforementioned Guarantor Pledge Agreement, including without limitation causing the applicable financial intermediary holding any such Guarantor Collateral to enter into one or more control agreements in favor of Inmark covering such Guarantor Collateral, each of which shall be in form and substance reasonably satisfactory to Inmark and its counsel;

         (3) Inmark shall at all times be satisfied with the type, credit quality, liquidity, stability and diversification of Guarantor Collateral, provided, however, that Inmark shall at all times be deemed satisfied with the type, credit quality, liquidity, stability and diversification of any Guarantor Collateral which is Prime Collateral; and

         (4) Borrower shall have executed the Security Agreement granting to Inmark a security interest in Borrower's assets as collateral security for the Obligations and shall


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have taken all action required by Inmark to perfect Inmark's security interest in such assets.

         4. DEPOSIT ACCOUNT. Borrower hereby (i) acknowledges that it has established a deposit account with North Fork Bank (the "DEPOSIT ACCOUNT") on or prior to the date of this Note, (ii) represents, warrants and covenants to Inmark that Borrower shall maintain a balance in the Deposit Account sufficient at all times to cover (1) the aggregate amount of the loan origination fee due and payable during such calendar year, (2) the interest payment due and payable on the first day of the following month (which amount shall be calculated based on an amount outstanding equal to the Maximum Line and, in calculating the Contract Rate, the Prime Rate as determined on the last day of the immediately preceding month) and (3) all other amounts (excluding the principal amount of the Loans) due and payable to Inmark hereunder and (iii) authorizes and directs Inmark and North Fork Bank to debit the Deposit Account as and when any and all interest and other amounts are due and payable hereunder.

         5. LOAN ORIGINATION FEE. Borrower shall pay to Inmark an annual loan origination fee in an amount equal to 1.5% (one and one-half percent) of the Maximum Line Amount which Loan origination fee shall be deemed earned on the date hereof and on each anniversary thereof. Each such loan origination fee shall be payable subject to acceleration upon the occurrence of an Event of Default or Loan Event of Default (a) with respect to the first year of the term of this Note, in six equal monthly installments with the initial payment payable on the date of execution of this Note and the remaining five payments payable on the first day of each month thereafter, and (b) with respect to each subsequent year, in six equal monthly installments with the initial monthly payment payable on the anniversary date of this Note and the remaining five payments payable on the first day of each month thereafter.

         6. MONTHLY REPORTS. During the first two (2) months hereafter, Borrower shall provide Inmark weekly updates of cash receipts and disbursements, including an opening and closing balance of available cash. On and after the third month following the date hereof, provide to Inmark a cash receipt and disbursement report on a monthly basis (or such other basis as shall be requested by Inmark from time to time). Each of the foregoing reports shall contain a variance analysis from the schedule initially delivered by Borrower to Inmark hereunder.

         7.       COSTS AND EXPENSES; INDEMNIFICATION.

                  (a) Borrower shall pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Inmark or an authorized affiliate of Inmark in connection with the enforcement of this Note and any of the other Ancillary Agreements and the collection of amounts payable hereunder. All costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Inmark (i) in all efforts made to enforce payment of any Obligation or effect collection of any Collateral, or (ii) in connection with the entering into, modification, amendment, administration and enforcement of this Note, any


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Ancillary Agreement or any consents or waivers hereunder, or (iii) in instituting, maintaining, preserving, enforcing and foreclosing on Inmark's security interest in or lien on any of the Collateral, whether through judicial proceedings or otherwise, or (iv) in defending or prosecuting any actions or proceedings arising out of or relating to Inmark's transactions with Borrower, or (v) in connection with any advice given to Inmark with respect to its rights and obligations under this Note, the Ancillary Agreements and all related agreements, shall be added to the principal balance of this Note and shall be part of the Obligations. Borrower and Inmark each acknowledge that each Guarantor shall only be liable for the aggregate original principal amount of Loans made by Lender to Borrower based on such Guarantor's Guarantor Collateral Availability in accordance with the terms of the Guaranty relating to such Guarantor.

                  (b) Borrower hereby indemnifies Inmark and its officers, directors, affiliates, employees and agents, which indemnity shall survive the termination of this Note and the other Ancillary Agreements, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees and disbursements) which may be imposed on, incurred by, or asserted against Inmark in any litigation, proceeding or investigation (including any litigation, proceeding or investigation arising out of any environmental laws) instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Note or the other Ancillary Agreements, whether or not Inmark is a party thereto, except to the extent that any of the foregoing arises out of the gross (not mere) negligence or willful misconduct of Inmark.

         8. TAXES. Each payment hereunder shall be made free and clear of, and without deduction or withholding for, any Taxes (as hereafter defined). "TAXES" shall mean and include, without limitation, taxes, duties, levies, imposts or other charges of a similar nature other than taxes on overall net income or receipts and franchise taxes (imposed in lieu of net income taxes), except as required by law. In the event that any deduction or withholding for Taxes shall be so required, Borrower shall pay such additional amounts as may be necessary so that the net amount of such payment, after reduction by the amount of such Taxes, is equal to the amount that Borrower was obligated to pay absent the requirement to deduct such Taxes.

                  9. WAIVERS. Borrower hereby waives presentment, demand, protest, notice of dishonor, and any other notice of any kind.

         10.      DEFAULT; REMEDIES.

                  (a) Upon the occurrence of any one or more of the following events (each, an "EVENT OF DEFAULT"), any obligation of Inmark to make a Loan shall be terminated and Inmark may, by written notice to Borrower, declare the Obligations, including all principal, interest and any other amounts owing hereunder, to be forthwith due and payable, whereupon such amounts, subject to the Guarantors' cure rights set


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forth in Section 9 of each Guarantor's Guaranty, shall become forthwith due and payable together with all other amounts payable by Borrower under this Note and the other Ancillary Agreements, without presentment, demand, protest or any other notice of any kind, all of which, except as otherwise provided herein or in any other Ancillary Agreement, are expressly waived; provided, however, if any of the events set forth in clause (ii) below shall occur, then without any notice to Borrower or any Guarantor or any other act by Inmark, such amounts shall become forthwith due and payable, all without presentment, demand, protest or notice of any kind or the right to cure, all of which are expressly waived:

         (i) any representation or warranty made by Borrower in connection with this Note or any other Ancillary Agreement to which Borrower is a party shall prove to be incorrect when made and such incorrectness could reasonably be expected to have a material adverse effect on the benefits, interest, rights or remedies of Inmark under any Ancillary Agreement and on Borrower's ability to pay or perform the Obligations; or

         (ii) Borrower (1) shall not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due, or (2) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or the like for a substantial part of its assets or properties, domestic or foreign, or (3) shall voluntarily commence any proceeding, or shall acquiesce to or fail to have dismissed within forty-five (45) days any petition filed against it in any involuntary case, under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether foreign or domestic and whether now or hereinafter in effect, or (4) shall suffer any custodianship, receivership, trusteeship, seizure, forfeiture or divestiture of all or a substantial part of its assets, or (5) shall suspend, dissolve, liquidate or otherwise discontinue its usual business, or (6) shall permit or suffer to exist an order of attachment or comparable arrangement in respect of all or a substantial portion of its assets, or (7) shall take any step, measure or action whatsoever for the purpose of effecting or facilitating any of the foregoing in any way; or

         (iii) the Borrower shall fail to perform or observe in any material respect any term, covenant or agreement contained in this Note or any other Ancillary Agreement to which Borrower is a party on (other than the Loan Event of Default described in Section 9(b)(i) hereof) its part to be performed or observed, in each case which is not cured within any applicable cure period, following the earlier to occur of (i) the Borrower obtaining actual knowledge of such failure or (ii) the Borrower receiving notice from Inmark of such failure; or

         (iv) one or more final, unappealable judgments, decrees or arbitration awards shall be entered against Borrower involving an aggregate liability (to the extent not covered by independent third-party insurance) of $250,000 or more and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

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         (v)      the Borrower shall fail to pay or discharge when due all
taxes, assessments and governmental charges or levies imposed upon it unless same are not delinquent; or

         (vi) any Collateral (other than Guarantor Collateral) is subjected to levy of execution, attachment, distraint or other judicial process, or any Collateral (other than Guarantor Collateral) is the subject of a claim (other than by Inmark and Foothill) of a lien, security interest or other right or interest in or to any of the Collateral (other than Guarantor Collateral) which is not released or discharged within thirty (30) days; or

         (vii) the security interests Inmark has been granted in the Collateral (other than Guarantor Collateral) by the Borrower or any Guarantor for any reason ceases to be or is not a valid and perfected lien having a first priority interest subject only to the liens of Foothill provided that no later than three (3) days following the date of this Note, Borrower shall deliver to Inmark an intercreditor agreement in form and substance reasonably satisfactory to Inmark executed by Foothill pursuant to which Foothill subordinates its liens in the Collateral to the Liens in favor of Inmark and its assignees; or

         (viii)   the termination of the Deposit Account.

Notwithstanding any provision in this Note or in any other Ancillary Agreement, to the contrary, upon any Event of Default, Inmark shall not pursue its rights and remedies against the Guarantors pursuant to the Guaranties or the Guarantor Pledge Agreements unless Inmark pursues and exercises such rights and remedies Pro Rata with respect to all Guarantors.

                  (b) Upon the occurrence of any one or more of the following events (each, an "LOAN EVENT OF DEFAULT"), Inmark may, by written notice to Borrower, declare the Obligations related to the Loan to which such Loan Event of Default relates, including all principal, interest and any other amounts owing with respect to such Loan, to be forthwith due and payable, whereupon such amounts, subject to the Guarantors' rights of cure set forth in
Section 9 of each Guarantor's Guaranty, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived:

         (i) Borrower (A) shall fail to make any payment (other than any such amount comprising costs, expenses or indemnified amounts to be paid pursuant to Section 7 hereof) under a Loan within two business days after the same becomes due or (B) shall fail to pay costs, expenses or indemnified amounts requested to be paid pursuant to Section 7 hereof within ten business days after the same becomes due and payable; or

         (ii) any representation or warranty made by any Guarantor in connection with a Guaranty or any other Ancillary Agreement shall prove to be incorrect when made and such incorrectness could reasonably be expected to have a material adverse effect on the benefits, interest, rights or remedies of Inmark under any Ancillary Agreement; or

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         (iii)    (A) any termination or lapse of any Guaranty or any other
Ancillary Agreement executed and delivered to Inmark by any Guarantor in connection with a Loan or such Guaranty or other Ancillary Agreement is no longer in full force and effect for any reason, or (B) any Guarantor challenges the validity of or its liability under any Guaranty or any other Ancillary Agreement, or (C) a Guarantor shall fail to perform or observe in any material respect any term, covenant, or agreement contained in a Guaranty or any other Ancillary Agreement on its part to be performed or observed, in each case which is not cured within any applicable cure period; or

         (iv) any Guarantor (1) shall not, or be unable to, or shall admit in writing such Guarantor's inability to, pay its debts as such debts become due, or (2) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or the like for a substantial part of such Guarantor's assets or properties, domestic or foreign, or (3) shall voluntarily commence any proceeding, or shall acquiesce to or fail to have dismissed within forty-five (45) days any petition filed against such Guarantor in any involuntary case, under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether foreign or domestic and whether now or hereinafter in effect, or (4) shall suffer any custodianship, receivership, trusteeship, seizure, forfeiture or divestiture of all or a substantial part of such Guarantor's assets, or (5) shall permit or suffer to exist an order of attachment or comparable arrangement in respect of all or a substantial portion of such Guarantor's assets, or (6) shall take any step, measure or action whatsoever for the purpose of effecting or facilitating any of the foregoing in any way; or

         (v) Guarantor Collateral is subjected to levy of execution, attachment, distraint or other judicial process, or Guarantor Collateral is the subject of a claim (other than by Inmark) of a lien, security interest or other right or interest in or to the Guarantor Collateral; or

         (vi) any letter of credit consisting of Guarantor Collateral shall expire fewer than forty-five (45) days after the Maturity Date. Notwithstanding any provision in this Note, in any Guaranty or in any other Ancillary Agreement, to the contrary, upon any Loan Event of Default, Inmark shall only have rights or remedies with respect to the affected Loan.

         11. NOTICES. All notices, requests, demands and other communications provided for under this Note shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to Borrower, at 79 Fifth Avenue, New York, New York 10003, Attention: Jacques Tortoroli, Telecopier: 212-500-5032, with a copy to Greenberg

Traurig, LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, Attention:
James S. Altenbach, Telecopier: 678-553-2212; and

                  (ii) if to Inmark, at 405 Park Avenue, New York, New York, 10022, Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, NY 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         12. SUCCESSORS AND ASSIGNS. The rights of Inmark under this Note shall inure to the benefit of the successors and assigns of Inmark. Inmark may, with the written consent of Borrower (which shall not be unreasonably withheld), assign this Note in whole or in part; provided, however, that Inmark may assign this Note in whole (but not in part) to North Fork Bank without the consent of Borrower. The holder of this Note may grant one or more participations in its interest as holder of this Note.

         13.      GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL.
This Note shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Note; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by Inmark or Borrower in connection with this Note shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. BORROWER WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE BORROWER'S ADDRESS SET FORTH IN SECTION 11 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS NOTE, ANY OF THE OTHER ANCILLARY AGREEMENTS OR ANY OF THE OBLIGATIONS.

         14. BROKER'S FEE. Upon the closing of the transactions contemplated herein, Borrower authorizes Inmark to use the proceeds of the Loans to pay directly to ITF Global Partners a broker's fee in the amount of $75,000.

         15. MISCELLANEOUS. Any provision of this Note or any other document related hereto may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Inmark. The rights, powers and remedies of Inmark hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between Borrower and Inmark relating hereto, at law, in equity or otherwise. Neither any delay nor any omission by Inmark to exercise any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or any exercise of any other right, power or remedy. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Promissory Note as of the day and year first above written.

                                       SCIENT, INC.



                                       By: /s/ Robert M. Howe
                                          -------------------------------------
                                            Name:
                                            Title:

Agreed:

INMARK CAPITAL CORP.



By: /s/ Miles M. Stuchin
   ---------------------------------
     Name:  Miles M. Stuchin
     Title: President

STATE OF New York)
                       : ss.:
COUNTY OF New York)

         On the 14th day of March, 2002, before me personally came Robert M. Howe to me known, who, being by me duly sworn did depose and say that he is the Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                           /s/ Segismundo Castellar
                                          -------------------------------------
                                          Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                            No. O1CA5032224
                                            Qualified in Queens, County
                                            Certificate Filed in New York County
                                            Commission Expires August 22, 2002

STATE OF NEW YORK )
                       : ss.:
COUNTY OF NEW YORK)

         On the 15 day of March, 2002, before me personally came Miles M. Stuchin to me known, who, being by me duly sworn did depose and say that he is the President of Inmark Capital Corp., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                          /s/ Loukia Harris
                                          -------------------------------------
                                          Notary Public
                                            Loukia Harris
                                            Notary Public, State of New York
                                            No. O1HA4995575
                                            Qualified in Nassau County
                                            Commission Expires April 27, 2002

                                   SCHEDULE A

                                SCHEDULE OF LOANS

                                                                                               GUARANTOR
                                                                                              COLLATERAL
       GUARANTOR           DATE OF LOAN     AMOUNT OF LOAN           COLLATERAL              AVAILABILITY
       ---------           ------------     --------------           ----------              ------------
Robert M. Howe            March 18, 2002    $2,115,560.07      $5,001,331.37 in cash on          100%
                                                               deposit in account
                                                               #8016018593 with North
                                                               Fork Bank

Stephen A. Mucchetti      March 18, 2002    $  211,788.74      $300,000 in cash on               100%
                                                               deposit in account
                                                               #8016018601 with North
                                                               Fork Bank

Christopher M. Formant                                         $100,000 in cash on               100%
                                                               deposit in account
                                                               #8016018619 with North
                                                               Fork Bank

Eric Greenberg                                                 $250,000 in cash on               100%
                                                               deposit in account
                                                               #8016018650 with North
                                                               Fork Bank

Kelso & Company, L.P.                                          Letter of Credit in the           100%
                                                               face amount of $625,000
                                                               issued by JPMorgan Chase
                                                               Bank

                             INTERCREDITOR AGREEMENT

         This Intercreditor Agreement (this "Agreement") dated as of March 18, 2002 among Inmark Capital Corp. ("Lender"), Foothill Capital Corporation, as agent for itself and various other lenders ("Foothill"), Scient, Inc. ("Borrower") and Scient Enterprises, Inc., formerly known as Scient Corporation ("SE") (Borrower and SE, each a "Debtor" and collectively, "Debtors").

                                   BACKGROUND

         As an inducement for Lender to provide a secured credit facility in favor of Borrower, Foothill has agreed to enter into this Agreement to provide for the subordination of the "Liens" in assets of Debtors granted to Foothill to the "Liens" in assets of Debtors granted to Lender.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  1.1. General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

                  "Borrower" shall have the meaning set forth in the background paragraph to this Agreement.

                  "Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by any Debtor in or upon which a Creditor at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property, but excluding the Foothill Cash Collateral.

                   "Creditor Agreements" shall mean, collectively, the Lending Agreements and the Foothill Agreements.

                  "Creditors" shall mean, collectively, Lender and Foothill and their respective heirs, administrators, executors, successors and assigns.

                  "Debtor(s)" shall mean each Debtor and each of their respective successors and assigns.

                  "Documents" shall have the meaning given to the term "Ancillary Agreements" in the Note.

                  "Foothill Agreements" shall mean all promissory notes, agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Debtor or any other Person to, with or in favor of Foothill in connection with or related to a credit facility established by Foothill in favor of SE, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Foothill Cash Collateral" means all cash collateral now owned or hereafter acquired by Foothill in or upon which Foothill at any time has a Lien, and including without limitation, any proceeds thereof.

                  "Lender" shall have the meaning set forth in the introductory paragraph to this Agreement.

                  "Lending Agreements" shall mean collectively, the Note, the Revolving Loan Documents and the other Documents, each as from time to time in effect.

                  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

                  "Note" shall mean the Promissory Note dated as of March 18, 2002 by and between Borrower and Lender, as the same may be amended, supplemented, modified or restated from time to time.

                  "Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity or a government or any agency, instrumentality or political subdivision thereof.

                  "Revolving Loan Documents" shall mean any and all promissory notes, agreements, documents and instruments at any time hereafter executed and/or delivered by any Debtor or any other Person to, with or in favor of the Lender in connection with or relating to a revolving loan facility established by Lender in favor of Borrower, as all of the foregoing may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Secured Lender Remedies" shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral, including, without limitation, the exercise or any of the rights or remedies of a "secured party" under Article 9 of the Uniform Commercial Code, such as, without limitation, the notification of account debtors.

                  "Senior Indebtedness" shall mean all Obligations of any kind owed by any Debtor to Lender from time to time under or pursuant to any of the Lending Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Debtor) chargeable to Debtors by Lender, and reimbursement, indemnity or other obligations due and payable to Lender. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such

Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of any Debtor incurred in connection with a refinancing of the Senior Indebtedness under the Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to Foothill than those set forth in the Lending Agreements, as in effect on the date hereof.

                  1.2. Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  1.3. Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         2.       Intercreditor Provisions

                  2.1. Acknowledgment of Lien. Each Creditor hereby agrees and acknowledges that the other Creditor has been granted a Lien upon the Collateral. Lender hereby agrees and acknowledges that Foothill has been granted a Lien upon the Foothill Cash Collateral.

                  2.2. Priority. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements, the Liens upon the Collateral of Lender have and shall have priority over the Liens upon the Collateral of Foothill and such Liens of Foothill are and shall be, in all respects, subject and subordinate to the Liens of Lender therein to the full extent of the Senior Indebtedness outstanding from time to time. Foothill shall not take any action to foreclose or realize upon the Collateral until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement irrevocably terminated.

                  2.3. No Alteration of Priority. The Lien priorities provided in Section 2.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness or any indebtedness payable under the Foothill Agreements, nor by any action or inaction which either Creditor may take or fail to take in respect of the Collateral.

                  2.4. Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Creditors and shall not impose on

Lender any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Each Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of the other Creditor in the Collateral and that as between Lender and Foothill, the terms of this Agreement shall govern even if part or all of the Senior Indebtedness or the Liens of Lender securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

                  2.5. Management of Collateral. Lender shall have the exclusive right to manage, perform and enforce the terms of the Lending Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral. In connection therewith, Foothill waives any and all rights to affect the method or challenge the appropriateness of any action by Lender.

                  2.6. Sale of Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements, until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements shall have been irrevocably terminated, only Lender shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Foothill will, promptly upon the request of Lender, release or otherwise terminate its Liens upon the Collateral, to the extent such Collateral is sold or otherwise disposed of either by Lender, its agents or any Debtor with the consent of Lender, and Foothill will promptly deliver such release documents as Lender may require in connection therewith; provided, however, that Foothill shall retain its Lien upon the proceeds of such Collateral.

                  2.7. Secured Lender Remedies. In no event shall Foothill exercise any Secured Lender Remedies until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements irrevocably terminated; nor shall Foothill join in, solicit any other person to, or act to cause the commencement of, any case involving any Debtor under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of any Debtor until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements shall have been irrevocably terminated. In the event Foothill shall receive any payment or distribution of any kind representing proceeds of any Collateral as to which its Lien in the Collateral is or is required to be subordinated to the Lien of Lender, before the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements irrevocably terminated, such sums shall be held in trust by Foothill for the benefit and on account of Lender and such amounts shall be paid to Lender for application to the then unpaid Senior Indebtedness under the Lending Agreements.

                  2.8. Section 9-611 Notice and Waiver of Marshaling. Foothill and Lender acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by Section 9-611 of the UCC and each hereby waive any right to compel any marshaling of any of the Collateral.

         3.       Miscellaneous.

                  3.1. Survival of Rights. The right of Lender to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of any Debtor or Lender, including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by any Debtor with such provisions, regardless of the actual or imputed knowledge of Lender.

                  3.2. Amendments to Lending Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Lender from increasing or changing the terms of the loans under the Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Lending Agreements, in such manner as Lender and any Debtor shall mutually determine. Foothill hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Lender to any Debtor from time to time, and agrees that none of such actions shall in any manner affect or impair the relative Lien priorities and subordination established by this Agreement in respect of the indebtedness payable under the Foothill Agreements.

                  3.3. Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against any Debtor under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof. All references herein to a Debtor shall be deemed to apply to such Debtor as debtor-in-possession and to a trustee for such Debtor. If any Debtor shall become subject to a proceeding under the Code, and if Lender shall desire to permit the use of cash collateral (other than the Foothill Cash Collateral) or to provide post-petition financing from Lender to such Debtor under the Code, Foothill agrees as follows: (1) adequate notice to Foothill shall be deemed to have been provided for such post-petition financing if Foothill receives notice thereof at least three (3) Business Days (or such shorter notice as is given to Lender) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving the same; and (2) no objection will be raised by Foothill to any such use of cash collateral (other than the Foothill Cash Collateral) or such post-petition financing from Lender.

                  3.4. Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the Lending Agreements or Foothill Agreements, the priorities set forth in
Section 2.2 govern the ultimate disposition of casualty insurance proceeds. Lender, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against Foothill, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Lender, to the extent of Lender's claim, and Foothill shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Lender. In the event Lender, in its sole discretion or pursuant to agreement with any Debtor, permits such Debtor to utilize the proceeds of insurance to replace Collateral, the consent of Lender thereto shall be deemed to include the consent of Foothill.

                  3.5. Receipt of Agreements. Foothill hereby acknowledges that it has delivered to Lender a correct and complete copy of the Foothill Agreements as in effect on the date hereof. Foothill, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Lending Agreements as in effect on the date hereof.

                  3.6. No Amendment of Foothill Agreements. So long as the Loan Agreement remains in effect, no Debtor nor Foothill shall enter into any amendment to or modification of any Foothill Agreements which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of such Debtor thereunder or in respect thereof, without the prior written consent of Lender.

                  3.7. Notice of Default and Certain Events. Lender and Foothill shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

                           (a)      the obtaining of actual knowledge of the
occurrence of any default under the Foothill Agreement;

                           (b)      the acceleration of any Senior Indebtedness
or of any of the indebtedness payable under the Foothill Agreements;

                           (c)      the granting by Lender of any waiver of any
Event of Default under the Loan Agreement or the granting by Foothill of any waiver of any "default" or "event of default" under the Foothill Agreements;

                           (d)      The payment in full by Debtors (whether as a
result of refinancing or otherwise) of all Senior Indebtedness; or

                           (e)      the sale or liquidation of, or realization
upon, the Collateral.

         The failure of any party to give such notice shall not affect the relative Lien priorities as provided in this Agreement.

                  3.8. Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

         If to Lender:             Inmark Capital Corp.
                                   405 Park Avenue
                                   New York, New York, 10022
                                   Attention: Client Services Department
                                   Facsimile: 212-644-5488
         with a copy to:           Lowenstein Sandler PC
                                   1330 Avenue of the Americas
                                   New York, New York 10019
                                   Attention: Scott Giordano, Esq.
                                   Facsimile: 212-262-7402

         If to Foothill:           Foothill Capital Corporation
                                   2450 Colorado Avenue, Suite 3000 West
                                   Santa Monica, California 90404
                                   Attention: Rochelle Marrs
                                   Telephone: (310) 453-7214
                                   Facsimile: (310) 453-7443

         with a copy to:           Jeffer, Mangels, Butler & Marmaro LLP
                                   2121 Avenue of the Stars, 10th Floor
                                   Los Angeles, California 90067
                                   Attention: Joel J. Berman, Esq.
                                   Telephone: (310) 203-8080
                                   Facsimile: (310) 203-0567

         If to Debtors:            Scient, Inc.
                                   79 Fifth Avenue
                                   New York, New York 10003
                                   Attention: Jacques Tortoroli
                                   Facsimile: 212-500-5032

         with a copy to:           Greenberg Traurig, LLP
                                   3290 Northside Parkway, Suite 400
                                   Atlanta, Georgia 30327
                                   Attention: James S. Altenbach
                                   Facsimile: 678-553-2212

                  3.9. Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Loan Agreement shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Debtors with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for any Debtor or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Lender or any Debtor may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of Foothill. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

         4. Representations and Warranties. (a) Foothill represents and warrants to Lender that Foothill is the holder of the Liens which secure or will secure the indebtedness payable under the Foothill Agreements. Foothill agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to Lender and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Foothill agrees upon Lender's request to execute and file an amendment to any financing statement or mortgage, trust deed or other encumbrance now on file which covers Collateral to the effect that the same is subject to the terms of this Agreement, and agrees to so mark any extension of such financing statements, or any financing statement or mortgage, trust deed or other encumbrance filed by Foothill on Collateral in the future. Foothill further warrants to Lender that it has full right, power and authority to enter into this Agreement and, to the extent Foothill is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

                  (b) Foothill represents and warrants that no Debtor has any obligations or liabilities whatsoever due and owing to Foothill other than the obligations and liabilities arising from outstanding L/C's and L/C Guaranties (as such terms are defined in the Foothill Agreements), and fees and costs arising from and as provided in the Foothill Agreements.

                  (c) Lender represents and warrants to Foothill that Lender is the holder of the Liens which secure or will secure the Senior Indebtedness. Lender agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to Foothill and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Lender further warrants to Foothill that it has full right, power and authority to enter into this Agreement and, to the extent Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

         5. Refinancing. In the event that the Senior Indebtedness are refinanced in full, Foothill agrees at the request of such refinancing party to enter into an intercreditor agreement on terms substantially similar to this Agreement.

         6. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST FOOTHILL OR ANY DEBTOR WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST FOOTHILL OR ANY DEBTOR IN ANY COURTS

OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY FOOTHILL OR ANY DEBTOR AGAINST LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST FOOTHILL OR ANY DEBTOR THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT LENDER IS AN INDISPENSABLE PARTY, FOOTHILL OR SUCH DEBTOR SHALL BE ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. FOOTHILL AND EACH DEBTOR WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

         7. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR ANY DEBTOR OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         8. Debtors' Acknowledgement. Each Debtor agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between any Debtor and each Creditor and (ii) this Agreement is solely for the benefit of the Creditors and shall not give any Debtor, any of their respective successors or assigns or any other Person any rights vis-a-vis any Creditor.

         9. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of this 18 day of March, 2002.

                                       INMARK CAPITAL CORP.



                                       By: /s/ Miles M. Stuchin
                                          -------------------------------------
                                          Name: Miles M. Stuchin
                                          Title: President

                                       FOOTHILL CAPITAL CORPORATION, as Agent



                                       By: /s/ Rochelle Marrs
                                          -------------------------------------
                                          Name: Rochelle Marrs
                                          Title: Vice President

                                       SCIENT, INC.



                                       By: /s/ Robert M. Howe
                                          -------------------------------------
                                          Name: Robert M. Howe
                                          Title: Chairman

                                       SCIENT ENTERPRISES, INC.



                                       By: /s/ Paul J. Rourke
                                          -------------------------------------
                                          Name: Paul J. Rourke
                                          Title: Asst. Treasurer

STATE OF NEW YORK      )
                        : ss.:
COUNTY OF NEW YORK     )

         On the 15th day of March, 2002, before me personally came Miles M. Stuchin to me known, who, being by me duly sworn did depose and say that he is the President of Inmark Capital Corp., the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto.


                                       /s/ Loukia Harris
                                       ----------------------------------------
                                       Notary Public Loukia Harris
                                          Notary Public, State of New York
                                          No. 01HA4995575
                                          Qualified in Nassau County
                                          Commission Expires April 27, 2002

STATE OF CALIFORNIA)
                        : ss.:
COUNTY OF LOS ANGELES)

         On the 12th day of March, 2002, before me personally came Rochelle Marrs to me known, who, being by me duly sworn did depose and say that s/he is the Vice President of Foothill Capital Corporation, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                       /s/ M. Vargo Navas
                                       ----------------------------------------
                                       Notary Public M. Vargo Navas
                                          Commission #1299221
                                          Notary Public - California
                                          Los Angeles County
                                          My Comm. Expires Apr. 1, 2005

STATE OF NEW YORK)
                        : ss.:
COUNTY OF NEW YORK)

         On the 14th day of March, 2002, before me personally came Robert M. Hane to me known, who, being by me duly sworn did depose and say that s/he is the Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public Segismundo Castellar
                                          Notary Public, State of New York
                                          No. 01CA5032224
                                          Qualified in Queens County
                                          Certificate Filed in New York County
                                          Commission Expires Aug. 22, 2002

STATE OF New York      )
                        : ss.:
COUNTY OF New York     )

         On the 14th day of March, 2002, before me personally came Paul J. Rourke to me known, who, being by me duly sworn did depose and say that s/he is the Asst. Treas. of Scient Enterprises, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public
                                       Segismundo Castellar
                                       Notary Public, State of New York
                                       No. OICA5032224
                                       Qualified in Queens County
                                       Certificate Filed in New York County
                                       Commission Expires Aug. 22, 2002

                           ASSIGNMENT OF LOANS, LIENS
                               AND LOAN DOCUMENTS

         THIS ASSIGNMENT OF LOANS, LIENS AND LOAN DOCUMENTS (this "Agreement") dated as of March 18, 2002 among INMARK CAPITAL CORP. ("Assignor"), NORTH FORK BANK ("Assignee"), SCIENT, INC. ("Borrower"), SCIENT ENTERPRISES, INC. ("SE"), IXL ENTERPRISES, INC. ("IXL"), IXL, INC. ("IXL Sub"), KELSO & COMPANY, L.P. ("Kelso"), ROBERT HOWE ("Howe") and STEPHEN MUCCHETTI ("Mucchetti").

                                   BACKGROUND

         Borrower has entered into and delivered to Assignor (i) a Promissory Note dated as of the date hereof in favor of Assignor in the original principal amount of $9,400,000 (as same has or may be amended from time to time, the "Note") and (ii) a Security Agreement dated as of the date hereof ("Borrower Security Agreement") pursuant to which Borrower granted Assignor a security interest in Borrower's assets in accordance with the terms thereof. Borrower is indebted to Assignor pursuant to (i) the Note, (ii) the Borrower Security Agreement and (iii) all other agreements, instruments and documents, including, without limitation, the Ancillary Agreements, executed and/or delivered in connection therewith ((i), (ii) and (iii) collectively, the "Borrower Loan Documents").

         Each of SE, IXL and IXL Sub (each a "Subsidiary Guarantor" and collectively, "Subsidiary Guarantors") has entered into and delivered to Assignor (i) a Guaranty dated as of the date hereof (the "Subsidiary Guaranty") guaranteeing all of the obligations of Borrower under the Note and (ii) a Security Agreement dated as of the date hereof (each a "Subsidiary Security Agreements") pursuant to which each Subsidiary Guarantor granted Assignor a security interest in such Subsidiary Guarantor's assets in accordance with the terms thereof. Each Subsidiary Guarantor is indebted to Assignor pursuant to (i) its respective Subsidiary Guaranty, (ii) its respective Subsidiary Security Agreement and (iii) all other agreements, instruments and documents executed and/or delivered in connection therewith ((i), (ii) and (iii) collectively, the "Subsidiary Loan Documents").

         Each of Kelso, Howe, Mucchetti, Formant and Greenberg (each a "Principal Guarantor" and collectively, "Principal Guarantors") has entered into a delivered to Assignor a Guaranty dated as of the date hereof (each a "Principal Guaranty") guaranteeing certain of the obligations of Borrower under the Note in accordance with the terms thereof. Each of Howe, Mucchetti and Formant has entered into and delivered to Assignor a Pledge and Security Agreement (each a "Principal Pledge Agreement") pursuant to which such Principal Guarantor pledged to Assignor the collateral described therein on the terms and conditions set forth therein. Each Principal Guarantor is indebted to Assignor pursuant to (i) its respective Principal Guaranty, (ii) as applicable, its respective Principal Pledge Agreement and (iii) all other agreements, instruments and documents executed and/or delivered in connection therewith ((i), (ii) and (iii) collectively, the "Principal Loan Documents") (the Borrower Loan Documents, the Subsidiary Loan Documents and the Principal Loan Documents, collectively, the "Loan Documents").

         Assignor has agreed to sell and assign all of its respective right, title, and interest in and to the Loans (as defined in the Note) and the Loan Documents to Assignee and Assignee has agreed to purchase the Loans and the Loan Documents from Assignor on the terms and conditions herein contained.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         A. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.

         B.       Assignment and Assumption.

                  1. As of the date hereof, Assignor hereby TRANSFERS, ASSIGNS, SELLS, GRANTS and CONVEYS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY OF ANY NATURE WHATSOEVER (except as expressly set forth in Section C.1 of this Agreement) unto Assignee all of Assignor's right, title, and interest in and to the Loans and the Loan Documents, together with all attendant liens, rights, title, assignments and interests (including security interests), pertaining to or arising from the Loan Documents (the "Assigned Rights").

                  2. Assignee hereby PURCHASES all of the Assigned Rights and ASSUMES all of Assignor's obligations under and with respect to the Loans and the Loan Documents as of the date hereof (including, without limitation, all of Assignor's commitments, if any, and the obligations owing to Assignor thereunder).

         C.       Representations and Warranties.

                  1. Assignor represents and warrants that (i) the Assigned Rights are free and clear of any lien or encumbrance created by Assignor; (ii) this Agreement has been duly authorized, executed and delivered by Assignor, and is the legal, valid and binding obligation of Assignor enforceable in accordance with its terms; (iii) it has title to the Assigned Rights and (iv) it has not previously assigned, sold or hypothecated any interest that it may have in the Assigned Rights or the Loan Documents.

                  2. Assignor makes no representation or warranty and assumes no responsibility with respect to (A) any statements, warranties or representations made by Borrower, any Subsidiary Guarantor or any Principal Guarantor in or in connection with the Note, any other Loan Document or any other instrument or document furnished pursuant thereto, (B) the legality, validity, enforceability, genuineness, sufficiency or value of the Note, any other Loan Document or any other instrument or document furnished pursuant thereto; (C) the occurrence or existence of any defaults or events of default under the Note or any other Loan Document; or (D) the financial condition of Borrower, any Subsidiary Guarantor or any Principal Guarantor or the performance or observance by Borrower, any Subsidiary Guarantor or any Principal Guarantor or any other obligor of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

                  3. Assignee hereby acknowledges that it is taking the Loan Documents as is, without recourse to Assignor, without the benefit of any representations or warranties from Assignor, except as expressly stated in Section C.1 above.

                  4. Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it, and is the legal, valid and binding obligation of the Assignee enforceable in accordance with its terms.

         D. No Further Obligations. As of the date hereof (a) Assignee shall be a party to the Loan Documents and, to the extent provided herein, shall have the rights and obligations under the Loan Documents of Assignor thereunder and (b) Assignor shall and hereby does assign to Assignee all of its rights, under the Note and the other Loan Documents.

         E. Consent to Assignment. Borrower, each Subsidiary Guarantor and each Principal Guarantor consents to this Assignment and agrees to be bound by its terms and conditions to the extent applicable to it. Borrower acknowledges that all references to "Inmark" in Section 7 of the Note shall apply to each of Assignor and Assignee, as applicable.

         F. Notices. As of the date hereof, all notices, requests, demands and other communications provided for under the Loan Documents that were to be sent to Assignor shall be sent to Assignee in accordance with the terms of each Loan Document at Assignee's address or telecopier number as set forth below:

         North Fork Bank, 404 Fifth Avenue, 3rd Floor, New York, New York 10018,
         Attention: Augusto Godoy, Telecopier: 917-351-0334, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, NY 10019,
         Attention: Aris Haigian, Esq., Telecopier: 212-245-3009;

         G. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by any party hereto in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         H. Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Any signature delivered by facsimile transmission shall be deemed an original signature hereto.

         This Agreement has been executed by the parties hereto on the date first written above.

                                       INMARK CAPITAL CORP., as Assignor



                                       By: /s/ Miles M. Stuchin
                                          -------------------------------------
                                          Name: Miles M. Stuchin
                                          Title: President

                                       NORTH FORK BANK, as Assignee



                                       By: /s/ Augusto Godoy
                                          -------------------------------------
                                          Name: Augusto Godoy
                                          Title: Senior Vice President

                 [ADDITIONAL SIGNATURES TO ASSIGNMENT OF LOANS,
                      LIENS AND LOAN DOCUMENTS TO FOLLOW]

SCIENT, INC.



By: /s/ Robert M. Howe
   ---------------------------------
   Name: Robert M. Howe
   Title: Chairman

SCIENT ENTERPRISES, INC.



By: /s/ Paul J. Rourke
   ---------------------------------
   Name: Paul J. Rourke
   Title: Asst. Treasurer

IXL, INC.



By: /s/ Paul J. Rourke
   ---------------------------------
   Name: Paul J. Rourke
   Title: Asst. Treasurer

IXL ENTERPRISES, INC.



By: /s/ Paul J. Rourke
   ---------------------------------
   Name: Paul J. Rourke
   Title: Asst. Treasurer

                     [ADDITIONAL SIGNATURES TO ASSIGNMENT OF
                        LOANS, LIENS AND LOAN DOCUMENTS]

KELSO & COMPANY, L.P.

By:  Kelso & Companies, Inc., its general partner



By: /s/ James J. Connors II
   ---------------------------------
   Name:  James J. Connors II
   Title: Vice President & General Counsel

                     [ADDITIONAL SIGNATURE TO ASSIGNMENT OF
                        LOANS, LIENS AND LOAN DOCUMENTS]

/s/ Robert M. Howe
------------------------------------
Robert Howe

                     [ADDITIONAL SIGNATURE TO ASSIGNMENT OF
                        LOANS, LIENS AND LOAN DOCUMENTS]

/s/ Stephen A. Mucchetti
------------------------------------
Stephen Mucchetti

                     [ADDITIONAL SIGNATURE TO ASSIGNMENT OF
                        LOANS, LIENS AND LOAN DOCUMENTS]

 /s/ Christopher M. Formant
------------------------------------
Christopher Formant

                     [ADDITIONAL SIGNATURE TO ASSIGNMENT OF
                        LOANS, LIENS AND LOAN DOCUMENTS]

 /s/ Eric Greenberg
------------------------------------
Eric Greenberg

                     [ADDITIONAL SIGNATURE TO ASSIGNMENT OF
                        LOANS, LIENS AND LOAN DOCUMENTS]

                                                                 March 18, 2002

North Fork Bank
(as assignee of Inmark Capital Corp.)
404 Fifth Avenue, 3rd Floor
New York, New York 10018

Gentlemen:

         Reference is made to a certain Promissory Note dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Note") made by the undersigned in favor of North Fork Bank (as assignee of Inmark Capital Corp.) ("Lender"). All capitalized terms used herein which are not defined shall have the meanings given to them in the Note.

         Lender is hereby authorized to disburse the proceeds of the initial Loans as set forth on Schedule I hereto.

                                               Very truly yours,

                                               SCIENT, INC.



                                               By: /s/ Jacques Tortoroli
                                                  ------------------------
                                                  Name: Jacques Tortoroli
                                                  Title: Chief Financial Officer

                                   SCHEDULE I

1.   Bank:                                    The Chase Manhattan Bank
                                              423 Canal Street
                                              New York, New York 10013

     ABA Routing No.:                         021000021

     Account No.:                             052033325

     Account Name:                            International Technologies & Finance

     Amount:                                  $75,000.00

     Purpose:                                 Payment of broker's fee


2.   Bank:                                    PNC Bank, New Jersey

     ABA Routing No.:                         0312076070

     Account No.:                             8019327261

     Account Name:                            Lowenstein Sandler PC Attorney Business
                                              Account

     Reference:                               Scient, Inc.

     Amount:                                  $68,029.50

     Purpose:                                 Payment of legal fees (which is net of on
                                              account payments previously made by Borrower
                                              in the amount of $25,000 and includes an on
                                              account payment to cover estimated
                                              post-closing fees and disbursements relating
                                              to the term loan facility and the accounts
                                              receivable purchase facility)


3.   Bank:                                    Citibank
                                              1345 Avenue of the Americas
                                              New York, New York 10105

     ABA Routing No.:                         021001486

     Account No.:                             187-07341 6

     Account Name:                            Kane Kessler, P.C., Attorney Regular
                                              Checking Account

     Reference:                               Scient, Inc.

     Amount:                                  $22,500

     Purpose:                                 Payment of legal fees

4.   Bank:                                 Wells Fargo, San Francisco, CA

     ABA Routing No:                       121-000-248

     Account No.:                          4761-060284

     Account Name:                         Scient

     Amount:                               $2,001,301.37

     Purpose:                              Net loan proceeds to Borrower

5. Funding of the Deposit Account in an amount equal to the total loan origination fee due and payable during the 2002 calendar year plus the interest payment due and payable on April 1, 2002 in accordance with the Note.

     Amount:                               $160,517.94

6.   Amount:                               $23,500.00

     Purpose:                              Payment to Lender of loan origination
                                           fee due and payable on the closing
                                           date which amount shall be charged to
                                           the Deposit Account (paid from amount
                                           funded into the Deposit Account in
                                           item 5 above)

                               SECURITY AGREEMENT


To:      Inmark Capital Corp.
         405 Park Avenue
         New York, New York 10022

Gentlemen:

         1. This Security Agreement (this "Agreement") is executed in connection with (i) that certain Promissory Note dated as of the date hereof made by Scient, Inc. in favor of you (as amended, modified, restated or supplemented from time to time, the "Note") and (ii) that certain Guaranty dated as of the date hereof made by us in favor of you. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         2. To secure the payment of all Obligations, we hereby grant to you a continuing security interest in all of our assets now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest, including, without limitation, all of our accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, deposit accounts, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor (all of the foregoing, collectively, the "Collateral").

         3. We hereby warrant and covenant to you that: (a) we are a company validly existing, in good standing and formed under the laws of the State of Delaware with an organization identification number of 34116155 and we will not reincorporate under the laws of any other jurisdiction; (b) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (other than Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation); (d) we will at our own cost and expense keep the Collateral in good state of repair and will not waste or destroy the same or any part thereof; (e) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement, Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation; (f) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (g) we will at all times allow you or your representatives free access to and the right of inspection of the Collateral; and (h) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement, the Note and/or the other Ancillary Agreements or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, the Note, the other Ancillary Agreements and/or any of the Obligations and/or any of the Collateral. "Permitted Liens" shall mean (a) liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on our books in conformity with generally accepted accounting principles, (c) liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the company in conformity with generally accepted accounting principles; provided, that, the lien shall have no effect on the priority of your liens or the value of the assets in which you have a Lien, (e) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title thereto, so long as the same do not materially impair the use, value or marketability of such real estate and (f) the liens set forth in Schedule A attached hereto.

         4. Upon the occurrence and during the continuance of any Event of Default, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence and during the continuance of any Event of Default, you will have the right, at all times, to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon the occurrence and during the continuance of any Event of Default, and upon your request, we shall assemble the Collateral and make it available to you at a place reasonably designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

         5. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the Default Rate.

         6. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

         7. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We authorize you to file one or more financing or continuation statements and amendments thereto relating to the Collateral. We shall execute all such other documents and/or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

         8. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by us or you in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. WE WAIVE PERSONAL SERVICE OR PROCESS AND CONSENT THAT SERVICE OF PROCESS UPON US MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO US AT OUR ADDRESS SET FORTH BENEATH OUR SIGNATURE HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         9. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You may, with our written consent (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder; provided, however, that you may assign this Agreement and the liens granted hereunder to North Fork Bank without our consent.

         10. This Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to us, at 79 Fifth Avenue, New York, New York 10003 Attention: Jacques Tortoroli, Telecopier: 212-500-5032, with a copy to Greenberg Traurig, LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327,
Attention: James S. Altenbach, Telecopier: 678-553-2212; and

                  (ii)     if to you, at 405 Park Avenue, New York, New York,
Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, NY 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.


     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         11. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.



                                             Very truly yours,

                                             IXL ENTERPRISES, INC.


                                             By: /s/ Paul J. Rourke
                                                -------------------------------
                                                Name:  Paul J. Rourke
                                                Title: Asst. Treasurer


                                             Dated as of: March 18, 2002


ACKNOWLEDGED:

INMARK CAPITAL CORP.


By: /s/ Miles M. Stuchin
   -------------------------
   Name:
   Title:


STATE OF NEW YORK )
                                    :  ss.:
COUNTY OF NEW YORK)

         On the 14th day of March, 2002, before me personally came Paul J. Rourke to me known, who, being by me duly sworn did depose and say that he is the Asst. Treasurer of iXL Enterprises, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                            /s/ Segismundo Castellar
                                            --------------------------
                                            Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                              No. 0ICA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002

                                   SCHEDULE A


Tax lien filed by the State of Georgia and Fulton County in Fulton County, Georgia on November 14, 2001 in the amount of $202.25.

                               SECURITY AGREEMENT


To:      Inmark Capital Corp.
         405 Park Avenue
         New York, New York 10022

Gentlemen:

         1. This Security Agreement (this "Agreement") is executed in connection with (i) that certain Promissory Note dated as of the date hereof made by Scient, Inc. in favor of you (as amended, modified, restated or supplemented from time to time, the "Note") and (ii) that certain Guaranty dated as of the date hereof made by us in favor of you. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         2. To secure the payment of all Obligations, we hereby grant to you a continuing security interest in all of our assets now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest, including, without limitation, all of our accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, deposit accounts, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor (all of the foregoing, collectively, the "Collateral").

         3. We hereby warrant and covenant to you that: (a) we are a company validly existing, in good standing and formed under the laws of the State of Delaware with an organization identification number of 2673257 and we will not reincorporate under the laws of any other jurisdiction; (b) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (other than Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation); (d) we will at our own cost and expense keep the Collateral in good state of repair and will not waste or destroy the same or any part thereof; (e) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement, Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation; (f) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (g) we will at all times allow you or your representatives free access to and the right of inspection of the Collateral; and (h) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement, the Note and/or the other Ancillary Agreements or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, the Note, the other Ancillary Agreements and/or any of the Obligations and/or any of the Collateral. "Permitted Liens" shall mean (a) liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on our books in conformity with generally accepted accounting principles, (c) liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the company in conformity with generally accepted accounting principles; provided, that, the lien shall have no effect on the priority of your liens or the value of the assets in which you have a Lien, (e) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title thereto, so long as the same do not materially impair the use, value or marketability of such real estate and (f) the liens set forth in Schedule A attached hereto.

         4. Upon the occurrence and during the continuance of any Event of Default, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence and during the continuance of any Event of Default, you will have the right, at all times, to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon the occurrence and during the continuance of any Event of Default, and upon your request, we shall assemble the Collateral and make it available to you at a place reasonably designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

         5. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the Default Rate.

         6. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

         7. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We authorize you to file one or more financing or continuation statements and amendments thereto relating to the Collateral. We shall execute all such other documents and/or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

         8. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by us or you in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. WE WAIVE PERSONAL SERVICE OR PROCESS AND CONSENT THAT SERVICE OF PROCESS UPON US MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO US AT OUR ADDRESS SET FORTH BENEATH OUR SIGNATURE HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         9. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You may, with our written consent (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder; provided, however, that you may assign this Agreement and the liens granted hereunder to North Fork Bank without our consent.

         10. This Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to us, at 79 Fifth Avenue, New York, New York 10003 Attention: Jacques Tortoroli, Telecopier: 212-500-5032, with a copy to Greenberg Traurig, LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327,
Attention: James S. Altenbach, Telecopier: 678-553-2212; and

                  (ii)     if to you, at 405 Park Avenue, New York, New York,
Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, NY 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.




     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         11. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.



                                             Very truly yours,

                                             IXL, INC.


                                             By: /s/ Paul J. Rourke
                                                -------------------------------
                                                Name:  Paul J. Rourke
                                                Title: Asst. Treasurer


                                             Dated as of: March 18, 2002


ACKNOWLEDGED:

INMARK CAPITAL CORP.


By: /s/ Miles M. Stuchin
   -------------------------
   Name:
   Title:


STATE OF NEW YORK  )
                                    :  ss.:
COUNTY OF NEW YORK )

         On the 14th day of March, 2002, before me personally came Paul J. Rourke to me known, who, being by me duly sworn did depose and say that he is the Asst. Treasurer of iXL, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                            /s/ Segismundo Castellar
                                            --------------------------
                                            Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                              No. 0ICA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002

                                   SCHEDULE A


1. Tax lien filed by the State of Georgia and Fulton County in Fulton County, Georgia on November 14, 2001 in the amount of $61,938.74.

2. Tax lien filed by the City of Atlanta, Georgia in Fulton County, Georgia on November 14, 2001 in the amount of $136,775.63.

                               SECURITY AGREEMENT


To:      Inmark Capital Corp.
         405 Park Avenue
         New York, New York 10022

Gentlemen:

         1. This Security Agreement (this "Agreement") is executed in connection with (i) that certain Promissory Note dated as of the date hereof made by Scient, Inc. in favor of you (as amended, modified, restated or supplemented from time to time, the "Note") and (ii) that certain Guaranty dated as of the date hereof made by us in favor of you. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         2. To secure the payment of all Obligations, we hereby grant to you a continuing security interest in all of our assets now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest, including, without limitation, all of our accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, deposit accounts, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor (all of the foregoing, collectively, the "Collateral").

         3. We hereby warrant and covenant to you that: (a) we are a company validly existing, in good standing and formed under the laws of the State of Delaware with an organization identification number of 3001397 and we will not reincorporate under the laws of any other jurisdiction; (b) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (other than Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation); (d) we will at our own cost and expense keep the Collateral in good state of repair and will not waste or destroy the same or any part thereof; (e) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement, Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation; (f) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (g) we will at all times allow you or your representatives free access to and the right of inspection of the Collateral; and (h) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement, the Note and/or the other Ancillary Agreements or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, the Note, the other Ancillary Agreements and/or any of the Obligations and/or any of the Collateral. "Permitted Liens" shall mean (a) liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on our books in conformity with generally accepted accounting principles, (c) liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the company in conformity with generally accepted accounting principles; provided, that, the lien shall have no effect on the priority of your liens or the value of the assets in which you have a Lien and (e) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title thereto, so long as the same do not materially impair the use, value or marketability of such real estate.

         4. Upon the occurrence and during the continuance of any Event of Default, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence and during the continuance of any Event of Default, you will have the right, at all times, to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon the occurrence and during the continuance of any Event of Default, and upon your request, we shall assemble the Collateral and make it available to you at a place reasonably designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

         5. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the Default Rate.

         6. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

         7. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We authorize you to file one or more financing or continuation statements and amendments thereto relating to the Collateral. We shall execute all such other documents and/or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

         8. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by us or you in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. WE WAIVE PERSONAL SERVICE OR PROCESS AND CONSENT THAT SERVICE OF PROCESS UPON US MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO US AT OUR ADDRESS SET FORTH BENEATH OUR SIGNATURE HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         9. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You may, with our written consent (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder; provided, however, that you may assign this Agreement and the liens granted hereunder to North Fork Bank without our consent.

         10. This Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to us, at 79 Fifth Avenue, New York, New York 10003 Attention: Jacques Tortoroli, Telecopier: 212-500-5032, with a copy to Greenberg Traurig, LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327,
Attention: James S. Altenbach, Telecopier: 678-553-2212; and

                  (ii)     if to you, at 405 Park Avenue, New York, New York,
Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, NY 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.


     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         11. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.



                                             Very truly yours,

                                             SCIENT ENTERPRISES, INC.


                                             By: /s/ Paul J. Rourke
                                                -------------------------------
                                                Name:  Paul J. Rourke
                                                Title: Treasurer


                                             Dated as of: March 18, 2002


ACKNOWLEDGED:

INMARK CAPITAL CORP.


By: /s/ Miles M. Stuchin
   -------------------------
   Name:  Miles M. Stuchin
   Title: President


STATE OF NEW YORK  )
                                    :  ss.:
COUNTY OF NEW YORK )

         On the 14TH day of March, 2002, before me personally came
Paul J. Rourke to me known, who, being by me duly sworn did depose and say that he is the Asst. Treasurer of Scient Enterprises, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                            /s/ Segismundo Castellar
                                            --------------------------
                                            Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                              No. 0ICA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002

                               SECURITY AGREEMENT

To:      Inmark Capital Corp.
         405 Park Avenue
         New York, New York 10022

Gentlemen:

         1. This Security Agreement (this "Agreement") is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. in favor of you (as amended, modified, restated or supplemented from time to time, the "Note") Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         2. To secure the payment of all Obligations, we hereby grant to you a continuing security interest in all of our assets now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest, including, without limitation, all of our accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, deposit accounts, letter-of-credit rights, trademarks and tradestyles in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor (all of the foregoing, collectively, the "Collateral").

         3. We hereby warrant and covenant to you that: (a) we are a company validly existing, in good standing and formed under the laws of the State of Delaware with an organization identification number of 3419676 and we will not reincorporate under the laws of any other jurisdiction; (b) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (other than Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation); (d) we will at our own cost and expense keep the Collateral in good state of repair and will not waste or destroy the same or any part thereof; (e) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement, Permitted Liens (as defined herein) and the liens of Foothill Capital Corporation; (f) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (g) we will at all times allow you or your representatives free access to and the right of inspection of the Collateral; and (h) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement, the Note and/or the other Ancillary Agreements or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, the Note, the other Ancillary Agreements and/or any of the Obligations and/or any of the Collateral. "Permitted Liens" shall mean (a) liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (b) liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on our books in conformity with generally accepted accounting principles, (c) liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the company in conformity with generally accepted accounting principles; provided, that, the lien shall have no effect on the priority of your liens or the value of the assets in which you have a Lien and (e) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title thereto, so long as the same do not materially impair the use, value or marketability of such real estate.

         4. Upon the occurrence and during the continuance of any Event of Default, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence and during the continuance of any Event of Default, you will have the right, at all times, to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon the occurrence and during the continuance of any Event of Default, and upon your request, we shall assemble the Collateral and make it available to you at a place reasonably designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

         5. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the Default Rate.

         6. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

         7. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We authorize you to file one or more financing or continuation statements and amendments thereto relating to the Collateral. We shall execute all such other documents and/or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

         8. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by us or you in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. WE WAIVE PERSONAL SERVICE OR PROCESS AND CONSENT THAT SERVICE OF PROCESS UPON US MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO US AT OUR ADDRESS SET FORTH BENEATH OUR SIGNATURE HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         9. All of the rights, remedies, options, privileges and elections given to you hereunder shall inure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You may, with our written consent (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder; provided, however, that you may assign this Agreement and the liens granted hereunder to North Fork Bank without our consent.

         10. This Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to us, at 79 Fifth Avenue, New York, New York 10003 Attention: Jacques Tortoroli, Telecopier: 212-500-5032, with a copy to Greenberg Traurig, LLP, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327,
Attention: James S. Altenbach, Telecopier: 678-553-2212; and

                  (ii)     if to you, at 405 Park Avenue, New York, New York,
Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, NY 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.



     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         11. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.




                                             Very truly yours,

                                             SCIENT, INC.


                                             By: /s/ Robert M. Howe
                                                -------------------------------
                                                Name:  Robert M. Howe
                                                Title: Chairman


                                             Dated as of: March 18, 2002


ACKNOWLEDGED:

INMARK CAPITAL CORP.


By: /s/ Miles M. Stuchin
   -------------------------
   Name:  Miles M. Stuchin
   Title: President


STATE OF NEW YORK  )
                                    :  ss.:
COUNTY OF NEW YORK )

         On the 14TH day of March, 2002, before me personally came
Robert M. Howe to me known, who, being by me duly sworn did depose and say that he is the Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                            /s/ Segismundo Castellar
                                            --------------------------
                                            Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                              No. 0ICA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002

                                    GUARANTY
                                   (Corporate)

New York, New York                                               March 18, 2002

         This Guaranty is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. ("Borrower") in favor of Inmark Capital Corp. ("Inmark") (as amended, modified, restated or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         FOR VALUE RECEIVED, and in consideration of one or more Loans made from time to time and at any time to or for the account of Borrower by Inmark pursuant to the Note, and for other good and valuable consideration, and to induce Inmark to make such Loans, each of the undersigned guarantors (each a "Guarantor" and jointly and severally, "Guarantors"), jointly and severally, unconditionally guaranties to Inmark, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Borrower to Inmark and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Borrower or one or more parties and Borrower is or may become liable to Inmark, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by Inmark, whether arising under, out of, or in connection with the Note or any other Ancillary Agreement, or otherwise (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. In furtherance of the foregoing, each Guarantor hereby agrees as follows:

         1. No Impairment. Inmark may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of any Guarantor, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Borrower or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Inmark and Borrower or any such other party or person, or make any election of rights Inmark may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a debtor in possession or the like under any Insolvency Law.

         2. Guaranty Absolute. Each Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Note and/or any other Ancillary Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. Each Guarantor acknowledges that
(i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by Inmark to induce such Guarantor to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Note. The liability of each Guarantor under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Inmark or its assignees or any acceptance thereof or any release of any security by Inmark or its assignees, (d) any limitation on any party's liability or obligation under the Note or any other Ancillary Agreement or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not such Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Guarantor. Any amounts due from any Guarantor to Inmark shall bear interest until such amounts are paid in full at the Default Rate. Obligations include post-petition interest whether or not allowed or allowable.

         3. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Inmark shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to each Guarantor being obligated to perform as agreed herein and each Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Inmark to do any of the foregoing. Each Guarantor further consents and agrees that Inmark shall be under no obligation to marshal any assets in favor of any Guarantor, or against or in payment of any or all of the Obligations. Each Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which such Guarantor may have or which may exist between and among Inmark, Borrower and/or such Guarantor with respect to such Guarantor's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

                  (b) Each Guarantor further waives to the fullest extent allowable under the law (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which such Guarantor may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of such Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

                  (c) Notwithstanding any payment or payments made by any Guarantor hereunder, or any setoff or application of funds of any Guarantor by Inmark, each Guarantor shall not be entitled to be subrogated to any of the rights of Inmark against Borrower or against any collateral or guarantee or right of offset held by Inmark for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by such Guarantor hereunder, until all amounts owing to Inmark by Borrower on account of the Obligations are indefeasibly paid in full. If, notwithstanding the foregoing, any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Note and the other Ancillary Agreements shall not have been terminated, such amount shall be held by such Guarantor in trust for Inmark, segregated from other funds of such Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by such Guarantor, be turned over to Inmark in the exact form received by such Guarantor (duly endorsed by such Guarantor to Inmark, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Inmark may determine, subject to the provisions of the Note and the other Ancillary Agreements. Any and all present and future debts and obligations of Borrower to any of the Guarantors are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to Inmark.

         4. Representations and Warranties. Each Guarantor hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Ancillary Agreements have been irrevocably terminated), that:

                  (a) Corporate Status. Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

                  (b) Authority and Execution. Such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.

                  (c) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

                  (d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to such Guarantor or any material contract, agreement or instrument to which such Guarantor is a party or by which such Guarantor or any property of such Guarantor is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Inmark on any of the property or assets of such Guarantor pursuant to the provisions of any of the foregoing.

                  (e) Consents or Approvals. No consent that has not been obtained of any other person or entity (including, without limitation, any creditor of such Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of such Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting such Guarantor, or any of property or assets of such Guarantor, which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of such Guarantor except for the litigation set forth in Schedule A attached hereto which if adversely determined may result in a judgment against such Guarantor in excess of $1,000,000.

                  (g) Material Adverse Change. Since December 31, 2001, there has been no material adverse change in the assets or condition, financial or otherwise, of such Guarantor.

                  (h) Financial Benefit. Such Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Agreement or other Obligation incurred by Borrower to Inmark.

         The foregoing representations and warranties (other than that set forth in paragraph (g) above) shall be deemed to have been made by each Guarantor on the date of each borrowing by Borrower under the Note on and as of such date of such borrowing as though made hereunder on and as of such date.

         5. Acceleration. (a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by Borrower or any Guarantor to Inmark, or either Borrower or any Guarantor should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any Guarantor, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any Guarantor by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of any Guarantor in Inmark's possession or control, or otherwise, any and all Obligations shall for purposes hereof, at Inmark's option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Borrower.

                  (b) Each Guarantor will promptly notify Inmark of any default by such Guarantor in the performance or observance of any term or condition of any agreement to which such Guarantor is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Inmark shall have the right to accelerate the Guarantors' obligations hereunder.

         6. Payments from Guarantor. Inmark, in its sole and absolute discretion, with or without notice to any Guarantor, may apply on account of the Obligations any payment from such Guarantor, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

         7. Costs. Each Guarantor shall pay on demand, all costs, fees and expenses (including reasonable expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Inmark hereunder or under any of the Obligations.

         8. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon each Guarantor, and each Guarantor's successors and assigns, until all of the Obligations have been indefeasibly paid in full and the Note and the other Ancillary Agreements have been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to Guarantors, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantors under this Guaranty.

         9. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Inmark receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Inmark, the Guarantors' obligations to Inmark shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Inmark, which payment shall be due on demand.

         10. Books and Records. The books and records of Inmark showing the account between Inmark and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.

         11. No Waiver. No failure on the part of Inmark to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Inmark of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Inmark or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Inmark at any time and from time to time.

         12. Waiver of Jury Trial. EACH GUARANTOR DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. EACH GUARANTOR DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF INMARK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT INMARK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

         13. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. Each Guarantor hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by Inmark or any Guarantor in connection with this Guaranty shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH GUARANTOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON SUCH GUARANTOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT SUCH GUARANTOR'S ADDRESS SET FORTH BENEATH THE SIGNATURE OF SUCH GUARANTOR HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. EACH GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY OR ANY OF THE OBLIGATIONS.

         14. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by such Guarantor and Inmark.

         16. Notice. All notices, requests, demands and other communications provided for under this Guaranty shall be in writing and shall be
(a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to any Guarantor, at the address and telecopier number set forth beneath the signature of such Guarantor herein; and

                  (ii) if to Inmark, at 405 Park Avenue, New York, New York, 10022, Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, New York 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 17. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         17. Successors. Inmark may, from time to time, without notice to any Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Inmark may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Inmark, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Inmark shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Inmark has not disposed of, sold, assigned, or otherwise transferred.

         18. Release. Nothing except cash payment in full of the Obligations shall release any Guarantor from liability under this Guaranty.

         19. Counterparts; Facsimile. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty may also be executed via facsimile, which shall be deemed an original.



     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, this Guaranty has been executed by each Guarantor as of the day and year first above written.


                                    IXL ENTERPRISES, INC.


                                    By: /s/ Paul J. Rourke
                                       ---------------------------------------
                                       Name: Paul J. Rourke
                                       Title: Asst. Treasurer

                                    Address:        79 Fifth Avenue
                                                    New York, New York 10003
                                    Facsimile No.:  212-500-5032



                                    IXL, INC.


                                    By: /s/ Paul J. Rourke
                                       ---------------------------------------
                                       Name: Paul J. Rourke
                                       Title: Asst. Treasurer

                                    Address:        79 Fifth Avenue
                                                    New York, New York 10003
                                    Facsimile No.:  212-500-5032



                                    SCIENT ENTERPRISES, INC.


                                    By: /s/ Paul J. Rourke
                                       ---------------------------------------
                                       Name: Paul J. Rourke
                                       Title: Asst. Treasurer

                                    Address:        79 Fifth Avenue
                                                    New York, New York 10003
                                    Facsimile No.:  212-500-5032

STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

         On the 14th day of March., 2002, before me personally came
Paul J. Rourke to me known, who being by me duly sworn, did depose and say s/he is the Asst. Treas. of iXL Enterprises, Inc, the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                           /s/ Segismundo Castellar
                                           -------------------------------------
                                           Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                            No. 01CA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002


STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

         On the 14th day of March, 2002, before me personally came
Paul J. Rourke to me known, who being by me duly sworn, did depose and say s/he is the Asst. Treas. of iXL, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                           /s/ Segismundo Castellar
                                           -------------------------------------
                                           Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                            No. 01CA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002



STATE OF NEW YORK      )
                       ): ss.:
COUNTY OF NEW YORK     )

         On the 14th day of March, 2002, before me personally came
Paul J. Rourke to me known, who being by me duly sworn, did depose and say s/he is the Asst. Treas. of Scient Enterprises, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                           /s/ Segismundo Castellar
                                           -------------------------------------
                                           Notary Public
                                            Segismundo Castellar
                                            Notary Public, State of New York
                                            No. 01CA5032224
                                            Qualified in Queens County
                                            Certificate Filed in New York County
                                            Commission Expires Aug. 22, 2002

                                   SCHEDULE A

I.       IXL ENTERPRISES, INC.

SECURITIES ACTIONS

1) Aron Rosenberg v. GE Capital Equity Investments, Inc., General Electric Pension Trust, GE Capital Corporation, GE Capital Assurance Co., Mellon Ventures II, LP, Thomson US, Inc. and iXL Enterprises, Inc. US District Court for the District of Connecticut, Civil Action No. 301CV2051 (CFD).

2) Bill Turner, et., al v. iXL Enterprises, Merrill Lynch, Fleet Boston, Morgan Stanley, Bert Ellis, Wayne Boylston. US District Court, Southern District of NY, Case No., 21 MC 92.

3) Redwing Ltd. V. IXL Enterprises, Inc., U. Bertram Ellis and William Nussey. United States District Court, Northern District of Georgia, Atlanta Divisions, Case No. 1:00 CV 2979-HTW.

4) Next Century v. U. Bertram Ellis. United States District Court/Northern District of Georgia Atlanta Division. Case No. 1:00-CV-2347-CC.

5) In re iXL Enterprises, Inc., Securities Litigation. United States District Court Northern District of Georgia Atlanta Division Case No. 1:00-CV-2347-CC.


II.      IXL, INC.

SECURITIES ACTIONS

1) Aron Rosenberg v. GE Capital Equity Investments, Inc., General Electric Pension Trust, GE Capital Corporation, GE Capital Assurance Co., Mellon Ventures II, LP, Thomson US, Inc. and iXL Enterprises, Inc. US District Court for the District of Connecticut, Civil Action No. 301CV2051 (CFD).

2) Bill Turner, et., al v. iXL Enterprises, Merrill Lynch, Fleet Boston, Morgan Stanley, Bert Ellis, Wayne Boylston. US District Court, Southern District of NY, Case No., 21 MC 92.

3) Redwing Ltd. V. IXL Enterprises, Inc., U. Bertram Ellis and William Nussey. United States District Court, Northern District of Georgia, Atlanta Divisions, Case No. 1:00 CV 2979-HTW.

4) Next Century v. U. Bertram Ellis. United States District Court/Northern District of Georgia Atlanta Division. Case No. 1:00-CV-2347-CC.

5) In re iXL Enterprises, Inc., Securities Litigation. United States District Court Northern District of Georgia Atlanta Division Case No. 1:00-CV-2347-CC.

III.     SCIENT ENTERPRISES, INC.

A.       EMPLOYMENT DISPUTES

1) Jennifer Tummenilli v. Scient Corporation. United States District Court Northern District of California Case No. C-01-4025 T E H.


B.       COMMERCIAL DISPUTES

1) Key Energy v. Scient Corporation; US District Court/West District of Texas, Civil Action No. M001CA131. AAA Case No. 71 198 00591 1.

2) Scient Corporation v. Sageo and Hewitt. Arbitrated dispute. AAA Case No. 74 Y 117 01227 01 LAF.

3)       CB Richard Ellis v. Scient Corporation, threatened litigation

4) Verde Media v. Scient Corporation; United States Bankruptcy Court for the District of Delaware, Bankruptcy Case No. 00-2490 (SLR), Adversary Proceeding No. 01-08863.

                            ACCOUNT CONTROL AGREEMENT

                                  -------------

                                 MARCH 18, 2002

                                  -------------

INMARK CAPITAL CORP., with an office located at 405 Park Avenue, New York, New York 10022 ("Creditor");

SCIENT, INC., an corporation with an office located at 79 Fifth Avenue, New York, New York 10003 ("Pledgor"); and

NORTH FORK BANK, having a place of business at 404 Fifth Avenue, 3rd Floor, New York, New York 1001 ("Bank")

hereby agree as follows:

                                 P R E A M B L E

1. Bank and Pledgor have entered into a customer agreement (the "Customer Agreement"), pursuant to which Bank has established deposit account number 8014014743 in the name of Pledgor (as it may be renumbered or retitled from time to time and all funds and financial assets in such account, the "Account").

2. Pledgor and Creditor have entered into a Security Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Security Agreement"), in which Pledgor has granted Creditor a security interest in the Account.

3. Creditor, Pledgor and Bank are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Creditor in the Account as more fully described in the Security Agreement.

                                    T E R M S

         SECTION 1. THE ACCOUNT. Bank hereby represents and warrants to Creditor and Pledgor that (i) the Account has been established in the name of Pledgor as recited above, (ii) Bank maintains the Account for the Pledgor and all property (including, without limitation, all funds and financial assets) held by the Bank in the Account is, and will continue to be credited to the Account and (iii) except for the claims and interest of Creditor and of Pledgor in the Account, Bank does not know of any claim to or interest in the Account. The Pledgor is
(x) the Bank's customer with respect to the Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Account.

         SECTION 2. CONTROL. Bank will comply with all instructions originated by Creditor concerning the Account without further consent by Pledgor (any such instruction being an "Account Direction") (including, without limitation, funds and financial assets) in the Account.

         SECTION 3. PLEDGOR'S RIGHTS IN THE ACCOUNT. Bank shall neither accept nor comply with instructions from Pledgor for the withdrawal of any assets from the Account nor deliver any such assets to Pledgor without the prior written consent of Creditor.

         SECTION 4. PRIORITY OF LIEN. Bank hereby acknowledges that it has received a copy of the Security Agreement, consents to the terms thereof and recognizes the security interest granted therein to Creditor by Pledgor. Bank hereby subordinates all liens, encumbrances, claims and rights of setoff it may have against the Account and the proceeds thereof to the liens granted to Creditor pursuant to the Security Agreement and acknowledges that, except for
(i) payment of routine deposit maintenance, wire transfer and other charges and fees pursuant to the Customer Agreement (which shall be payable by Pledgor and shall not be an obligation of Creditor) and (ii) reversal of provisional credits, it will not assert any such lien, encumbrance, claim or right against the Account.

         SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. Bank will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Pledgor and Creditor at the address set forth in the heading of this Agreement. If any person or entity asserts any lien, encumbrance or adverse claim against the Account, Bank will promptly notify Creditor and Pledgor thereof.

         SECTION 6. RESPONSIBILITY OF BANK. Bank shall have no responsibility or liability to Pledgor for complying with any Account Direction. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Bank, other than those expressly set forth herein. This Agreement does not create any obligation on Bank except those expressly set forth in this Agreement and in the Uniform Commercial Code of the State of New York.

         SECTION 7. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         SECTION 8. CUSTOMER AGREEMENT. This Agreement supplements the Customer Agreement. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, New York shall be deemed to be the Bank's location for the purposes of this Agreement and the perfection and priority of Creditor's security interest in the Account.

         SECTION 9. TERMINATION. The rights and powers granted herein to Creditor have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy of Pledgor nor by the lapse of time. The obligations of Bank under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of Creditor in the Account has been terminated pursuant to the terms of the Security Agreement and Creditor has notified Bank of such termination in writing. Upon receipt of such notice, the obligations of Bank under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Creditor shall have no further right to originate instructions concerning the Account and Bank make take such steps as Pledgor may request to vest full ownership and control of the Account in Pledgor, including, but not limited to, removing the name of Creditor from the Account or transferring all of the assets in the Account to another account in the name of Pledgor or its designee.

         SECTION 10. THIS AGREEMENT. This Agreement and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Creditor may assign this Agreement to North Fork Bank without the written consent of Pledgor.

         SECTION 14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         SECTION 15. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such parties' name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 17. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that the State of New York is the "bank's jurisdiction" for purposes of the Uniform Commercial Code of the State of New York.

         SECTION 18. EXCULPATION AND INDEMNIFICATION. The parties hereto agree that Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including, without limitation, any action taken at the request of the Creditor, except for the gross negligence or willful misconduct of Bank.


                               SCIENT, INC., AS PLEDGOR


                               By: /s/ Jacques Tortoroli
                                  -------------------------------------------
                                    Name: Jacques Tortoroli
                                    Title: Chief Financial Officer


                               INMARK CAPITAL CORP., AS CREDITOR


                               By: /s/ Miles M. Stuchin
                                  -------------------------------------------
                                    Name:   Miles M. Stuchin
                                    Title:  President


                               NORTH FORK BANK, AS BANK


                               By: /s/ Augusto Godoy
                                  -------------------------------------------
                                    Name: Augusto Godoy
                                    Title: Senior Vice President

                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT (this "Agreement"), made as of this 20 day of March, 2002 by and between North Fork Bank (as assignee of Inmark Capital Corp.) ("NFB") and Christopher M. Formant, an individual residing at 5720 Saint Albans Way, Baltimore, Maryland 21212 ("Pledgor").

                                   BACKGROUND

         NFB has made loans or otherwise extended credit to Scient, Inc., a Delaware corporation ("Borrower"). Borrower has executed a Promissory Note (the "Note") dated as of the date hereof in favor of NFB (as assignee of Inmark Capital Corp.). Pledgor has executed and delivered to a Guaranty dated as of the date hereof (as amended, modified and supplemented from time to time, the "Guaranty") pursuant to which Pledgor guaranteed to NFB the payment and performance of all of the Guarantor Obligations (as defined in the Guaranty).

         In order to induce NFB to provide the financial accommodations described in the Note and to secure Pledgor's obligations to NFB under the Guaranty, Pledgor has agreed to pledge and grant a security interest in collateral described herein to NFB on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein which are not defined shall have the meanings assigned to them in the Note.

         2.       Pledge and Grant of Security Interest.

                  To secure the full and punctual payment and performance of the Guarantor Obligations, Pledgor hereby assigns, transfers, pledges, hypothecates and grants to NFB a security interest in the personal property described on Schedule A annexed hereto and all substitutions therefor and in all proceeds thereof (excluding any interest or dividends paid with respect thereto) in any form (collectively, the "Collateral").

         3. Representations and Warranties of Pledgor. Pledgor represents and warrants to NFB (which representations and warranties shall be deemed to continue to be made until all of the Guarantor Obligations have been paid in full) that:

                  (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                  (b) This Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law (as defined in the Guaranty).

                  (c) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Agreement or the exercise by NFB of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

                  (d) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

                  (e) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to NFB in accordance with the terms of this Agreement.

                  (f) Pledgor owns each item of the Collateral and except for the pledge and security interest granted to NFB hereunder, the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever.

                  (g) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in NFB all rights of Pledgor in the Collateral as contemplated by this Agreement.

         4. Affirmative Covenants. Until such time as all of the Guarantor Obligations have been paid in full, Pledgor shall:

                  (a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all security interests and other encumbrances, except for the security interest granted to NFB under this Agreement.

                  (b) Subject to Section 11 hereof, in the event Pledgor comes into possession of any portion of the Collateral, hold the same in trust for NFB and deliver to NFB such Collateral in the form received no later than one (1) Business Day following Pledgor's receipt thereof.

                  (c) In the event any portion of the Collateral is held by a third party, (i) take all action that NFB may reasonably request so as to maintain the validity, enforceability, perfection and priority of NFB's security interest in the Collateral and (ii) cause such third party to send copies of all statements, confirmations and other correspondence concerning the Collateral simultaneously to each of Pledgor and NFB.

                  (d) Within two (2) Business Days of receipt thereof by Pledgor, deliver to NFB all notices and statements relating to the Collateral received by Pledgor or any third party holding the Collateral.

                  (e) Notify NFB promptly of any adverse event relating to the Collateral.

                  (f) At the written request of NFB at any time and from time to time, at Pledgor's sole expense, promptly take such action and execute and deliver such financing statements and further instruments and documents as NFB may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable NFB to exercise and enforce its rights and remedies hereunder. Pledgor authorizes NFB to file without the signature of Pledgor one or more financing or continuation statements under the Uniform Commercial Code of the State of New York (the "UCC") relating to the Collateral, naming NFB as "secured party."

                  (g) Furnish to NFB such other information relating to the Collateral as NFB may from time to time reasonably request.

         5. Negative Covenants. Until such time as the Guarantor Obligations have been paid in full, Pledgor shall not sell, convey, or otherwise dispose of any of the Collateral or any interest therein or incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

         6.       Remedies.

                  Subject to Section 9 of the Guaranty, upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default related to the Loans made to Borrower in consideration of Pledgor's Guarantor Collateral, NFB may:

                           (i)      Demand, collect, receipt for, settle,
compromise, adjust, sue for, foreclose or realize upon the Collateral pledged to it by Pledgor hereunder (or any part thereof), as NFB may determine in its sole discretion;

                           (ii)     Transfer the Collateral into its name or
into the name of its nominee or nominees;

                           (iii)    Subject to the requirements of applicable
law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as NFB in its sole discretion may determine[;

provided, however, that NFB shall not exercise any of its rights or remedies with respect to Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Pledgor; provided, that no notice shall be required if a Loan Event of Default occurs under Section 10(b)(iv) of the Note.

                  Pledgor acknowledges and agrees that (i) in the event NFB wishes to sell all or a portion of the Collateral, upon the occurrence and continuance of an Event of Default or a Loan

Event of Default, ten (10) days' prior written notice of such sale or sales shall be reasonable and sufficient notice to Pledgor within the meaning of the UCC; provided that no such prior notice shall be required in the event the Collateral has declined or threatens to decline speedily in value or is of a type customarily sold on a recognized market and (ii) in the event the Collateral consists of investment securities maintained with a financial intermediary or certificates of deposit maintained with any financial institution, NFB may, at its option, immediately notify such financial intermediary and/or financial institution to liquidate the Collateral and remit the proceeds thereof directly to NFB. Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. In addition to the foregoing, NFB shall have all of the rights and remedies of a secured party under applicable law and the UCC.

         7. Proceeds of Collateral. The proceeds of any disposition under this Agreement of the Collateral pledged to it by Pledgor shall be applied as follows:

                  (a) First, to the payment of all costs, expenses and charges of NFB and to the reimbursement of NFB for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by NFB in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the Default Rate;

                  (b) Second, to the payment of the Guarantor Obligations, in whole or in part, whether or not such Guarantor Obligations are then due;

                  (c) Third, to such persons, firms, corporations or other entities as required by applicable law; and

                  (d) Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

                  NFB acknowledges that regardless of the order of the application of the proceeds of the Collateral, Pledgor shall be liable only in an amount equal to the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made by Lender to Borrower based on Pledgor's Guarantor Collateral Availability in accordance with the terms of the Guaranty. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Guarantor Obligations, Pledgor shall not be liable for the deficiency.

         8. Waiver of Marshaling. Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

         9. No Waiver. Any and all of NFB's rights with respect to the pledge, assignment and security interest granted hereunder shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, except as enforceability may be limited by applicable

Insolvency Law (as defined in the Guaranty), (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) subject to Section 15 of the Note, any delay, extension of time, renewal, compromise or other indulgence granted by NFB in reference to any of the Guarantor Obligations. Except to the extent set forth in the Note, Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by NFB in exercising any power of sale, option or other right or remedy hereunder, and no failure by NFB to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice NFB's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

         10.      Intentionally Omitted.

         11. NFB Appointed Attorney-In-Fact and Performance by NFB. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, Pledgor hereby irrevocably constitutes and appoints NFB as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which NFB may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into NFB's name. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declare this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, NFB may itself perform or cause performance thereof.

         12. Dividends and Interest. Notwithstanding the occurrence and continuance of an Event of Default or a Loan Event of Default, dividends or interest paid with respect to the Collateral shall be paid to the Pledgor, and the Pledgor shall be entitled to collect and receive such amounts.

         13. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

         14. Notices. All notices, requests, demands and other communications provided for under this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to Pledgor, at c/o Scient, Inc., 79 Fifth Avenue, New York, New York 10003, Telecopier: 212-500-5032; and

                  (ii) if to NFB, at 404 Fifth Avenue, New York, New York, 10018, Attention: Augusto Godoy, Telecopier: 917-351-0334, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention:
Aris Haigian, Esq., Telecopier 212-245-3009;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

                  15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by NFB or Pledgor in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PLEDGOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE PLEDGOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE PLEDGOR'S ADDRESS SET FORTH IN SECTION 14 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE
(5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         16.      Miscellaneous.

                  (a) This Agreement, together with the Note, the Guaranty and the definitions incorporated by reference herein from the Note and the Guaranty, constitute the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement shall be binding upon Pledgor, and Pledgor's heirs, executors, administrators, successors and assigns, and shall inure to the benefit of NFB and its successors and assigns. NFB may, with the written consent of Pledgor (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder.

                  (e) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.


                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                 /s/ Christopher M. Formant

                                 Christopher M. Formant


                                 NORTH FORK BANK


                                 By: /s/ Augusto Godoy
                                    -----------------------------------------
                                      Name: Augusto Godoy
                                      Title: Senior Vice President

                                   SCHEDULE A

                            Description of Collateral


The deposit account numbered 8016018619, established in the name of Christopher
M. Formant at North Fork Bank (as it may be renumbered or retitled from time to time and all funds and financial assets in such account).

STATE OF New York      )
        ---------------
                       ss.:
COUNTY OF New York     )
         --------------

         On the 20th day of March , 2002, before me personally came Christopher
M. Formant, to me known, who, being by me duly sworn, did depose and say that s/he signed the foregoing instrument.

                                                 /s/ Segismundo Castellar
                                               -----------------------------
                                               Notary Public


STATE OF NEW YORK          )
                           ss.:
COUNTY OF NEW YORK         )


                  On the 26th day of March , 2002, before me personally came Augusto Godoy, to me known, who, being by me duly sworn, did depose and say that he is the Senior Vice President of North Fork Bank, the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                                 /s/ Debora Cacemes
                                                -----------------------------
                                                Notary Public

                                    GUARANTY
                                  (Individual)

New York, New York                                              March 20, 2002

         This Guaranty is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. ("Borrower") in favor of North Fork Bank (as assignee of Inmark Capital Corp.) ("NFB") (as amended, modified, restated or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         FOR VALUE RECEIVED, and in consideration of one or more Loans made from time to time and at any time to or for the account of Borrower by NFB pursuant to the Note, and for other good and valuable consideration, and to induce NFB to make such Loans, the undersigned guarantor (the "Guarantor") unconditionally guaranties to NFB, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made to Borrower in consideration of the Guarantor's Guarantor Collateral (the "Guarantor Obligations"), irrespective of the genuineness, validity, regularity or enforceability of such Guarantor Obligations, or of any instrument evidencing any of the Guarantor Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guarantor Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Guarantor Obligations but for the commencement of such case.

         Notwithstanding anything contained in this Guaranty to the contrary, the liability of the Guarantor hereunder shall in no event exceed the Guarantor Obligations. Such limitation on liability shall not be affected by nor shall anything herein contained be deemed to be a limitation of the amount of credit which may be extended by NFB to Borrower, or the number of transactions between NFB and Borrower, or the nature or amount of the obligations which may be incurred by Borrower to NFB.

         In furtherance of the foregoing, the Guarantor hereby agrees as follows:

         1. Limited Recourse to the Guarantor. Anything contained herein to the contrary notwithstanding, other than the enforcement of NFB's rights with respect to the Guarantor Collateral, NFB shall have no recourse against the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor nor shall the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor be held personally liable for the payment of the Guarantor Obligations or for any claim based thereon or otherwise in respect thereof or for the payment and performance of any other obligation based on or in respect of the Note. The enforcement of any judgment for breach by the Guarantor of its obligations hereunder shall be limited to and made only against the Guarantor Collateral.

         2. No Impairment. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a Borrower in possession or the like under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law").

         3. Guaranty Absolute. The Guarantor guarantees that the Guarantor Obligations will be paid strictly in accordance with the terms of the Note and/or any other Ancillary Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. The Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by NFB to induce the Guarantor to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Note and the other Ancillary Agreements. Subject to the limitations set forth in
Section 1 hereof, the liability of the Guarantor under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note or any other Ancillary Agreement relating to the Guarantor Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to NFB or its assignees or any acceptance thereof or any release of any security by NFB or its assignees, (d) any limitation on any party's liability or obligation under the Note and the other Ancillary Agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such Ancillary Agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guarantor Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor. If NFB is unable to enforce its rights with respect to the Guarantor Collateral following the occurrence of an Event of Default or Loan Event of Default as a result of any legal proceeding (including, without limitation, a bankruptcy proceeding) involving NFB, the Borrower, the Guarantor or any other guarantor, any amounts due from the Guarantor to NFB shall bear interest until such amounts are paid in full at the Default Rate. Guarantor Obligations include post-petition interest whether or not allowed or allowable.

         4. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. NFB shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person or entity liable with respect to any of the Guarantor

Obligations or resort to any collateral security held by NFB to secure any of the Guarantor Obligations as a condition precedent to the Guarantor's being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require NFB to do any of the foregoing. The Guarantor further consents and agrees that NFB shall be under no obligation to marshal any assets in favor of the Guarantor. The Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the Guarantor may have or which may exist between and among NFB, Borrower and/or the Guarantor with respect to the Guarantor's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

                  (b) Subject to Section 9 hereof, the Guarantor further waives to the fullest extent allowable under law (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the Guarantor may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guarantor Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, provided, however, that NFB shall not exercise any of its rights or remedies with respect to Guarantor Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Guarantor except that no such notice shall be required if a Loan Event of Default arises under Section 10(b)(iv) of the Note.

                  (c) Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by NFB, the Guarantor shall not be entitled to be subrogated to any of the rights of NFB against Borrower or against any collateral or guarantee or right of offset held by NFB for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to NFB by Borrower on account of the Obligations are indefeasibly paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full and the Note and the other Ancillary Agreements shall not have been terminated, such amount shall be held by the Guarantor in trust for NFB, segregated from other funds of the Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantor, be turned over to NFB in the exact form received by the Guarantor (duly endorsed by the Guarantor to NFB, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as NFB may determine, subject to the provisions of the Note and the other Ancillary Agreements. Following the occurrence and during the continuance of an Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor, any and all present and future debts and obligations of Borrower to the Guarantor are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to NFB.

         5. Indemnity and Subrogation. If any payment is made by Guarantor pursuant to or in connection with this Guaranty, Borrower shall indemnify Guarantor for the full amount of such payment. If NFB enforces its rights with respect to any of Guarantor's Guarantor Collateral pursuant to this Guaranty or any other Ancillary Agreement, Borrower shall indemnify Guarantor for the fair market value of such Guarantor Collateral. Guarantor shall not seek or be entitled to exercise its rights to indemnification from Borrower until all amounts owing to NFB on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Guarantor shall be subrogated to the rights of NFB or other such Person to whom such payment was made or the Person who enforced its rights with respect to such Guarantor Collateral. Guarantor shall not enforce its rights or receive any payments under this Section 5 nor shall Borrower make any payments to Guarantor under this Section 5, until all amounts owing to NFB by Borrower on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Upon payment in full to NFB of all the Obligations, if requested by Guarantor, to the extent permitted by applicable law, NFB agrees to assign and transfer jointly to Guarantor and each other guarantor of the Loans who has made any payment to NFB under such guarantor's guaranty of the Loans (without any representation or warranties whatsoever and pursuant to documentation in form and substance satisfactory to
NFB) all of NFB's right, title, benefits and interests, whether contractual or otherwise, under the Ancillary Agreements entered into by Borrower in favor of NFB in respect of the Guarantor Obligations.

         6. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants (all of which representations and warranties shall survive until all Guarantor Obligations are indefeasibly satisfied in full and the Ancillary Agreements have been irrevocably terminated), that:

                  (a) Legal Capacity. The Guarantor has full legal capacity to execute and deliver this Guaranty and to perform the obligations of the Guarantor under this Guaranty.

                  (b) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

                  (c) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the Guarantor or any material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any property of the Guarantor is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to NFB on any of the property or assets of the Guarantor pursuant to the provisions of any of the foregoing.

                  (d) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (e) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the Guarantor, or any property or assets of the Guarantor, which, if adversely determined, would have a material adverse effect on the Guarantor's Guarantor Collateral.

                  (f) Financial Benefit. The Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Documents or other Obligation incurred by Borrower to NFB.

         7. Covenant of the Borrower. Borrower shall not enter into any written amendment or written waiver to the Note or any other Ancillary Agreement without the consent of the Guarantor. Borrower's failure to comply with the provisions of this Section 7 shall not affect in any manner whatsoever the Guarantor's obligations to NFB hereunder.

         8. Acceleration. If a notice of any lien, levy, or assessment is filed of record with respect to any assets of the Guarantor by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Guarantor in NFB's possession or control, any and all Guarantor Obligations shall for purposes hereof, at NFB's option, be deemed due and payable without notice notwithstanding that any such Guarantor Obligation is not then due and payable by Borrower.

         9.       Notice of Defaults; Cure Rights.

                  (a) The Guarantor will promptly notify NFB of any default by the Guarantor in the performance or observance of any term or condition of any agreement to which the Guarantor is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, NFB shall have the right to accelerate the Guarantor Obligations.

                  (b) NFB will provide the Guarantor with a copy of any written notice of any Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor simultaneously with the notice it sends to the Borrower with respect to such Event of Default or Loan Event of Default.

                  (c) The Guarantor shall have the right, in its sole discretion, to cure any Event of Default or Loan Event of Default within two business days following its receipt of the notice provided to the Guarantor in accordance with Section 9(b) above with respect to such Event of Default or Loan Event of Default.

         10. Payments from Guarantor. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, NFB, in its sole and absolute discretion, with or without notice to the Guarantor, may apply on account of the Guarantor Obligations any amounts realized from any security for the Guarantor Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guarantor Obligations.

         11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the Guarantor, and the Guarantor's heirs, administrators, executors, successors and assigns, until all of the Guarantor Obligations have been indefeasibly paid in full and the Note and the Ancillary Agreements have been irrevocably terminated. If any of the present or future Guarantor Obligations are guarantied by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guaranty. The death of the Guarantor shall not effect a termination of this Guaranty and loans and advances made by NFB and any indebtedness incurred by Borrower from NFB subsequent to such death shall continue to constitute Guarantor Obligations guaranteed hereunder.

         12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if NFB receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by NFB, the Guarantor's obligations to NFB shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to NFB, which payment shall be due on demand.

         13. Books and Records. The books and records of NFB showing the account between NFB and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.

         14. No Waiver. No failure on the part of NFB to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by NFB of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to NFB or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by NFB at any time and from time to time.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The Guarantor hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by NFB or the Guarantor in connection with this Guaranty shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE GUARANTOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE GUARANTOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE GUARANTOR'S ADDRESS SET FORTH IN SECTION 18 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY, ANY OTHER ANCILLARY AGREEMENT OR ANY OF THE GUARANTOR OBLIGATIONS.

         16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantor and NFB.

         18. Notice. All notices, requests, demands and other communications provided for under this Guaranty shall be in writing and shall be
(a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to the Guarantor, at c/o Scient, Inc., 79 Fifth Avenue, New York, New York 10003, Telecopier: 212-500-5032; and

                  (ii) if to NFB, at 404 Fifth Avenue, New York, New York, 10018, Attention: Augusto Godoy, Telecopier: 917-351-0334, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention:
Aris Haigian, Esq., Telecopier 212-245-3009;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         19. Successors. NFB may, from time to time, without notice to the Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Guarantor Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, NFB may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Guarantor Obligations. In each such event, NFB, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Guarantor Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

         20. Release. Nothing except cash payment in full of the Guarantor Obligations shall release the Guarantor from liability under this Guaranty.

         21. Counterparts; Facsimile. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty may also be executed via facsimile, which shall be deemed an original.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor as of the day and year first above written.


                                       /s/ Christopher M. Formant
                                       ----------------------------------------
                                       Christopher M. Formant

AGREED:

SCIENT, INC.



By: /s/ Jacques Tortoroli
   ---------------------------------
   Name: Jacques Tortoroli
   Title: Chief Financial Officer

STATE OF NEW YORK )
                  ): ss.:
COUNTY OF NEW YORK)

         On the 20 day of March, 2002, before me personally came Christopher
M. Formant to me known, who being by me duly sworn, did depose and say that he resides at 5720 Saint Albans Way, Baltimore, Maryland 21212, that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.


                                        /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public

STATE OF NEW YORK )
                       : ss.:
COUNTY OF NEW YORK)

         On the 26th day of March, 2002, before me personally came Augusto Godoy to me known, who, being by me duly sworn did depose and say that he is the _____________ of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        /s/ Debora Cacamesa
                                       ----------------------------------------
                                       Notary Public

                            ACCOUNT CONTROL AGREEMENT

                                 ---------------

                                 MARCH 18, 2002

                                 ---------------

NORTH FORK BANK (AS ASSIGNEE OF INMARK CAPITAL CORP.), with an office located at 404 Fifth Avenue, New York, New York 10019 ("Creditor");

ERIC GREENBERG, an individual with a mailing address at P.O. Box 1023, Ross, California 94957 ("Pledgor"); and

NORTH FORK BANK, having a place of business at 404 Fifth Avenue, 3rd Floor, New York, New York 10018 ("Bank")

hereby agree as follows:

                                 P R E A M B L E

1. Bank and Pledgor have entered into a customer agreement (the "Customer Agreement"), pursuant to which Bank has established deposit account number 8016018650 in the name of Pledgor (as it may be renumbered or retitled from time to time and all funds and financial assets in such account, the "Account").

2. Pledgor and Creditor have entered into a Pledge and Security Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Security Agreement"), in which Pledgor has granted Creditor a security interest in the Account.

3. Creditor, Pledgor and Bank are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Creditor in the Account as more fully described in the Security Agreement.

                                    T E R M S

         SECTION 1. THE ACCOUNT. Bank hereby represents and warrants to Creditor and Pledgor that (i) the Account has been established in the name of Pledgor as recited above, (ii) Bank maintains the Account for the Pledgor and all property (including, without limitation, all funds and financial assets) held by the Bank in the Account is, and will continue to be credited to the Account and (iii) except for the claims and interest of Creditor and of Pledgor in the Account, Bank does not know of any claim to or interest in the Account. The Pledgor is (x) the Bank's customer with respect to the Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Account.

         SECTION 2. CONTROL. Bank will comply with all instructions originated by Creditor concerning the Account without further consent by Pledgor (any such instruction being an "Account Direction") except with respect to instructions regarding the distribution of interest and dividends on the property (including, without limitation, funds and financial assets) in the Account.

         SECTION 3. PLEDGOR'S RIGHTS IN THE ACCOUNT. Bank shall neither accept nor comply with instructions from Pledgor for the withdrawal of any assets from the Account nor deliver any such assets to Pledgor without the prior written consent of Creditor; provided, however, the Bank shall, at all times, distribute to the Pledgor all interest and dividends on property in the Account as instructed by Pledgor and shall not comply with any Account Directions from the Creditor with respect to such interest and dividends.

         SECTION 4. PRIORITY OF LIEN. Bank hereby acknowledges that it has received a copy of the Security Agreement, consents to the terms thereof and recognizes the security interest granted therein to Creditor by Pledgor. Bank hereby subordinates all liens, encumbrances, claims and rights of setoff it may have against the Account and the proceeds thereof to the liens granted to Creditor pursuant to the Security Agreement and acknowledges that, except for
(i) payment of routine deposit maintenance, wire transfer and other charges and fees pursuant to the Customer Agreement (which shall be payable by Pledgor and shall not be an obligation of Creditor) and (ii) reversal of provisional credits, it will not assert any such lien, encumbrance, claim or right against the Account.

         SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. Bank will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Pledgor and Creditor at the address set forth in the heading of this Agreement. If any person or entity asserts any lien, encumbrance or adverse claim against the Account, Bank will promptly notify Creditor and Pledgor thereof.

         SECTION 6. RESPONSIBILITY OF BANK. Bank shall have no responsibility or liability to Pledgor for complying with any Account Direction. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Bank, other than those expressly set forth herein. This Agreement does not create any obligation on Bank except those expressly set forth in this Agreement and in the Uniform Commercial Code of the State of New York.

         SECTION 7. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         SECTION 8. CUSTOMER AGREEMENT. This Agreement supplements the Customer Agreement. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, New York shall be deemed to be the Bank's location for the purposes of this Agreement and the perfection and priority of Creditor's security interest in the Account.

         SECTION 9. TERMINATION. The rights and powers granted herein to Creditor have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy of Pledgor nor by the lapse of time. The obligations of Bank under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of Creditor in the Account has been terminated pursuant to the terms of the Security Agreement and Creditor has notified Bank of such termination in writing. Upon receipt of such notice, the obligations of Bank under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Creditor shall have no further right to originate instructions concerning the Account and Bank make take such steps as Pledgor may request to vest full ownership and control of the Account in Pledgor, including, but not limited to, removing the name of Creditor from the Account or transferring all of the assets in the Account to another account in the name of Pledgor or its designee.

         SECTION 10. THIS AGREEMENT. This Agreement and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Creditor may assign this Agreement to North Fork Bank without the written consent of Pledgor.

         SECTION 14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         SECTION 15. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such parties' name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 17. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that the State of New York is the "bank's jurisdiction" for purposes of the Uniform Commercial Code of the State of New York.

         SECTION 18. EXCULPATION AND INDEMNIFICATION. The parties hereto agree that Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including, without limitation, any action taken at the request of the Creditor, except for the gross negligence or willful misconduct of Bank.


                                       /s/ Eric Greenberg
                                       ----------------------------------------
                                       ERIC GREENBERG, AS PLEDGOR

                                       NORTH FORK BANK (AS ASSIGNEE OF INMARK
                                       CAPITAL CORP.), AS CREDITOR



                                       By:  /s/ Augusto Godoy
                                          -------------------------------------
                                          Name: Augusto Godoy
                                          Title: SVP

                                       NORTH FORK BANK, AS BANK



                                       By: /s/ Augusto Godoy
                                          -------------------------------------
                                          Name: Augusto Godoy
                                          Title: SVP

                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT (this "Agreement"), made as of this 20 day of March, 2002 by and between North Fork Bank (as assignee of Inmark Capital Corp.) ("NFB") and Eric Greenberg, an individual with a mailing address at P.O. Box 1023, Ross, California 94957 ("Pledgor").

                                   BACKGROUND

         NFB has made loans or otherwise extended credit to Scient, Inc., a Delaware corporation ("Borrower"). Borrower has executed a Promissory Note (the "Note") dated as of the date hereof in favor of NFB (as assignee of Inmark Capital Corp.). Pledgor has executed and delivered to NFB a Guaranty dated as of the date hereof (as amended, modified and supplemented from time to time, the "Guaranty") pursuant to which Pledgor guaranteed to NFB the payment and performance of all of the Guarantor Obligations (as defined in the Guaranty).

         In order to induce NFB to provide the financial accommodations described in the Note and to secure Pledgor's obligations to NFB under the Guaranty, Pledgor has agreed to pledge and grant a security interest in collateral described herein to NFB on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein which are not defined shall have the meanings assigned to them in the Note.

         2.       Pledge and Grant of Security Interest.

                  To secure the full and punctual payment and performance of the Guarantor Obligations, Pledgor hereby assigns, transfers, pledges, hypothecates and grants to NFB a security interest in the personal property described on Schedule A annexed hereto and all substitutions therefor and in all proceeds thereof (excluding any interest or dividends paid with respect thereto) in any form (collectively, the "Collateral").

         3. Representations and Warranties of Pledgor. Pledgor represents and warrants to NFB (which representations and warranties shall be deemed to continue to be made until all of the Guarantor Obligations have been paid in full) that:

                  (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                  (b) This Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law (as defined in the Guaranty).

                  (c) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Agreement or the exercise by NFB of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

                  (d) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

                  (e) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to NFB in accordance with the terms of this Agreement.

                  (f) Pledgor owns each item of the Collateral and except for the pledge and security interest granted to NFB hereunder, the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever.

                  (g) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in NFB all rights of Pledgor in the Collateral as contemplated by this Agreement.

         4. Affirmative Covenants. Until such time as all of the Guarantor Obligations have been paid in full, Pledgor shall:

                  (a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all security interests and other encumbrances, except for the security interest granted to NFB under this Agreement.

                  (b) Subject to Section 11 hereof, in the event Pledgor comes into possession of any portion of the Collateral, hold the same in trust for NFB and deliver to NFB such Collateral in the form received no later than one (1) Business Day following Pledgor's receipt thereof.

                  (c) In the event any portion of the Collateral is held by a third party, (i) take all action that NFB may reasonably request so as to maintain the validity, enforceability, perfection and priority of NFB's security interest in the Collateral and (ii) cause such third party to send copies of all statements, confirmations and other correspondence concerning the Collateral simultaneously to each of Pledgor and NFB.

                  (d) Within two (2) Business Days of receipt thereof by Pledgor, deliver to NFB all notices and statements relating to the Collateral received by Pledgor or any third party holding the Collateral.

                  (e) Notify NFB promptly of any adverse event relating to the Collateral.

                  (f) At the written request of NFB at any time and from time to time, at Pledgor's sole expense, promptly take such action and execute and deliver such financing statements and further instruments and documents as NFB may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable NFB to exercise and enforce its rights and remedies hereunder. Pledgor authorizes NFB to file without the signature of Pledgor one or more financing or continuation statements under the Uniform Commercial Code of the State of New York (the "UCC") relating to the Collateral, naming NFB as "secured party."

                  (g) Furnish to NFB such other information relating to the Collateral as NFB may from time to time reasonably request.

         5. Negative Covenants. Until such time as the Guarantor Obligations have been paid in full, Pledgor shall not sell, convey, or otherwise dispose of any of the Collateral or any interest therein or incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

         6.       Remedies.

                  Subject to Section 9 of the Guaranty, upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default related to the Loans made to Borrower in consideration of Pledgor's Guarantor Collateral, NFB may:

                           (i)      Demand, collect, receipt for, settle,
compromise, adjust, sue for, foreclose or realize upon the Collateral pledged to it by Pledgor hereunder (or any part thereof), as NFB may determine in its sole discretion;

                           (ii)     Transfer the Collateral into its name or
into the name of its nominee or nominees;

                           (iii)    Subject to the requirements of applicable
law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as NFB in its sole discretion may determine[;

provided, however, that NFB shall not exercise any of its rights or remedies with respect to Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Pledgor; provided, that no notice shall be required if a Loan Event of Default occurs under Section 10(b)(iv) of the Note.

                  Pledgor acknowledges and agrees that (i) in the event NFB wishes to sell all or a portion of the Collateral, upon the occurrence and continuance of an Event of Default or a Loan

Event of Default, ten (10) days' prior written notice of such sale or sales shall be reasonable and sufficient notice to Pledgor within the meaning of the UCC; provided that no such prior notice shall be required in the event the Collateral has declined or threatens to decline speedily in value or is of a type customarily sold on a recognized market and (ii) in the event the Collateral consists of investment securities maintained with a financial intermediary or certificates of deposit maintained with any financial institution, NFB may, at its option, immediately notify such financial intermediary and/or financial institution to liquidate the Collateral and remit the proceeds thereof directly to NFB. Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. In addition to the foregoing, NFB shall have all of the rights and remedies of a secured party under applicable law and the UCC.

         7. Proceeds of Collateral. The proceeds of any disposition under this Agreement of the Collateral pledged to it by Pledgor shall be applied as follows:

                  (a) First, to the payment of all costs, expenses and charges of NFB and to the reimbursement of NFB for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by NFB in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the Default Rate;

                  (b) Second, to the payment of the Guarantor Obligations, in whole or in part, whether or not such Guarantor Obligations are then due;

                  (c) Third, to such persons, firms, corporations or other entities as required by applicable law; and

                  (d) Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

                  NFB acknowledges that regardless of the order of the application of the proceeds of the Collateral, Pledgor shall be liable only in an amount equal to the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made by Lender to Borrower based on Pledgor's Guarantor Collateral Availability in accordance with the terms of the Guaranty. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Guarantor Obligations, Pledgor shall not be liable for the deficiency.

         8. Waiver of Marshaling. Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

         9. No Waiver. Any and all of NFB's rights with respect to the pledge, assignment and security interest granted hereunder shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, except as enforceability may be limited by applicable

Insolvency Law (as defined in the Guaranty), (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) subject to Section 15 of the Note, any delay, extension of time, renewal, compromise or other indulgence granted by NFB in reference to any of the Guarantor Obligations. Except to the extent set forth in the Note, Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by NFB in exercising any power of sale, option or other right or remedy hereunder, and no failure by NFB to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice NFB's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

         10.      Intentionally Omitted.

         11. NFB Appointed Attorney-In-Fact and Performance by NFB. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, Pledgor hereby irrevocably constitutes and appoints NFB as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which NFB may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into NFB's name. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declare this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, NFB may itself perform or cause performance thereof.

         12. Dividends and Interest. Notwithstanding the occurrence and continuance of an Event of Default or a Loan Event of Default, dividends or interest paid with respect to the Collateral shall be paid to the Pledgor, and the Pledgor shall be entitled to collect and receive such amounts.

         13. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

         14. Notices. All notices, requests, demands and other communications provided for under this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to Pledgor, at c/o Innovation Investments, Inc., One Montgomery Street, Suite 3700, San Francisco, California 94104, Telecopier:
415-364-6043, with a copy to Brobeck, Phleger & Harrison, One Market, Spear Street Tower, San Francisco, California 94105, Attention: Michael Penner, Esq.,
Telecopier: 415-442-1010; and

                  (ii) if to NFB, at 404 Fifth Avenue, New York, New York, 10018, Attention: Augusto Godoy, Telecopier: 917-351-0334, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention:
Aris Haigian, Esq., Telecopier 212-245-3009;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by NFB or Pledgor in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PLEDGOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE PLEDGOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE PLEDGOR'S ADDRESS SET FORTH IN
SECTION 14 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         16.      Miscellaneous.

                  (a) This Agreement, together with the Note, the Guaranty and the definitions incorporated by reference herein from the Note and the Guaranty, constitute the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement shall be binding upon Pledgor, and Pledgor's heirs, executors, administrators, successors and assigns, and shall inure to the benefit of NFB and its successors and assigns. NFB may, with the written consent of Pledgor (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder.

                  (e) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                       ERIC GREENBERG

                                       NORTH FORK BANK



                                       By:              /s/
                                          -------------------------------------
                                           Name:
                                           Title:

                                   SCHEDULE A

                            Description of Collateral

The deposit account numbered 8016018650, established in the name of Eric Greenberg at North Fork Bank (as it may be renumbered or retitled from time to time and all funds and financial assets in such account).

STATE OF California   )
                        ss.:
COUNTY OF San Francisco)

         On the 21 day of March , 2002, before me personally came Eric Greenberg, to me known, who, being by me duly sworn, did depose and say that he signed the foregoing instrument.


                                       /s/ Catherine B. Sapiro
                                       ----------------------------------------
                                       Notary Public

STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

         On the 26 day of March , 2002, before me personally came Augusto
Godoy, to me known, who, being by me duly sworn, did depose and say that he is the Senior Vice President of North Fork Bank, the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                       /s/ Debora Cacemese
                                       ----------------------------------------
                                       Notary Public

                                    GUARANTY
                                  (Individual)

New York, New York                                              March 20, 2002

         This Guaranty is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. ("Borrower") in favor of North Fork Bank (as assignee of Inmark Capital Corp.) ("NFB") (as amended, modified, restated or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         FOR VALUE RECEIVED, and in consideration of one or more Loans made from time to time and at any time to or for the account of Borrower by NFB pursuant to the Note, and for other good and valuable consideration, and to induce NFB to make such Loans, the undersigned guarantor (the "Guarantor") unconditionally guaranties to NFB, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made to Borrower in consideration of the Guarantor's Guarantor Collateral (the "Guarantor Obligations"), irrespective of the genuineness, validity, regularity or enforceability of such Guarantor Obligations, or of any instrument evidencing any of the Guarantor Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guarantor Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Guarantor Obligations but for the commencement of such case.

         Notwithstanding anything contained in this Guaranty to the contrary, the liability of the Guarantor hereunder shall in no event exceed the Guarantor Obligations. Such limitation on liability shall not be affected by nor shall anything herein contained be deemed to be a limitation of the amount of credit which may be extended by NFB to Borrower, or the number of transactions between NFB and Borrower, or the nature or amount of the obligations which may be incurred by Borrower to NFB.

         In furtherance of the foregoing, the Guarantor hereby agrees as follows:

         1. Limited Recourse to the Guarantor. Anything contained herein to the contrary notwithstanding, other than the enforcement of NFB's rights with respect to the Guarantor Collateral, NFB shall have no recourse against the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor nor shall the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor be held personally liable for the payment of the Guarantor Obligations or for any claim based thereon or otherwise in respect thereof or for the payment and performance of any other obligation based on or in respect of the Note. The enforcement of any judgment for breach by the Guarantor of its obligations hereunder shall be limited to and made only against the Guarantor Collateral.

         2. No Impairment. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a Borrower in possession or the like under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law").

         3. Guaranty Absolute. The Guarantor guarantees that the Guarantor Obligations will be paid strictly in accordance with the terms of the Note and/or any other Ancillary Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. The Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by NFB to induce the Guarantor to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Note and the other Ancillary Agreements. Subject to the limitations set forth in
Section 1 hereof, the liability of the Guarantor under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note or any other Ancillary Agreement relating to the Guarantor Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to NFB or its assignees or any acceptance thereof or any release of any security by NFB or its assignees, (d) any limitation on any party's liability or obligation under the Note and the other Ancillary Agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such Ancillary Agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guarantor Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor. If NFB is unable to enforce its rights with respect to the Guarantor Collateral following the occurrence of an Event of Default or Loan Event of Default as a result of any legal proceeding (including, without limitation, a bankruptcy proceeding) involving NFB, the Borrower, the Guarantor or any other guarantor, any amounts due from the Guarantor to NFB shall bear interest until such amounts are paid in full at the Default Rate. Guarantor Obligations include post-petition interest whether or not allowed or allowable.

         4. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. NFB shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person or entity liable with respect to any of the Guarantor

Obligations or resort to any collateral security held by NFB to secure any of the Guarantor Obligations as a condition precedent to the Guarantor's being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require NFB to do any of the foregoing. The Guarantor further consents and agrees that NFB shall be under no obligation to marshal any assets in favor of the Guarantor. The Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the Guarantor may have or which may exist between and among NFB, Borrower and/or the Guarantor with respect to the Guarantor's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

                  (b) Subject to Section 9 hereof, the Guarantor further waives to the fullest extent allowable under law (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the Guarantor may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guarantor Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, provided, however, that NFB shall not exercise any of its rights or remedies with respect to Guarantor Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Guarantor except that no such notice shall be required if a Loan Event of Default arises under Section 10(b)(iv) of the Note.

                  (c) Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by NFB, the Guarantor shall not be entitled to be subrogated to any of the rights of NFB against Borrower or against any collateral or guarantee or right of offset held by NFB for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to NFB by Borrower on account of the Obligations are indefeasibly paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full and the Note and the other Ancillary Agreements shall not have been terminated, such amount shall be held by the Guarantor in trust for NFB, segregated from other funds of the Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantor, be turned over to NFB in the exact form received by the Guarantor (duly endorsed by the Guarantor to NFB, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as NFB may determine, subject to the provisions of the Note and the other Ancillary Agreements. Following the occurrence and during the continuance of an Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor, any and all present and future debts and obligations of Borrower to the Guarantor are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to NFB.

         5. Indemnity and Subrogation. If any payment is made by Guarantor pursuant to or in connection with this Guaranty, Borrower shall indemnify Guarantor for the full amount of such payment. If NFB enforces its rights with respect to any of Guarantor's Guarantor Collateral pursuant to this Guaranty or any other Ancillary Agreement, Borrower shall indemnify Guarantor for the fair market value of such Guarantor Collateral. Guarantor shall not seek or be entitled to exercise its rights to indemnification from Borrower until all amounts owing to NFB on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Guarantor shall be subrogated to the rights of NFB or other such Person to whom such payment was made or the Person who enforced its rights with respect to such Guarantor Collateral. Guarantor shall not enforce its rights or receive any payments under this Section 5 nor shall Borrower make any payments to Guarantor under this Section 5, until all amounts owing to NFB by Borrower on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Upon payment in full to NFB of all the Obligations, if requested by Guarantor, to the extent permitted by applicable law, NFB agrees to assign and transfer jointly to Guarantor and each other guarantor of the Loans who has made any payment to NFB under such guarantor's guaranty of the Loans (without any representation or warranties whatsoever and pursuant to documentation in form and substance satisfactory to
NFB) all of NFB's right, title, benefits and interests, whether contractual or otherwise, under the Ancillary Agreements entered into by Borrower in favor of NFB in respect of the Guarantor Obligations.

         6. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants (all of which representations and warranties shall survive until all Guarantor Obligations are indefeasibly satisfied in full and the Ancillary Agreements have been irrevocably terminated), that:

                  (a) Legal Capacity. The Guarantor has full legal capacity to execute and deliver this Guaranty and to perform the obligations of the Guarantor under this Guaranty.

                  (b) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

                  (c) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the Guarantor or any material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any property of the Guarantor is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to NFB on any of the property or assets of the Guarantor pursuant to the provisions of any of the foregoing.

                  (d) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (e) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the Guarantor, or any property or assets of the Guarantor, which, if adversely determined, would have a material adverse effect on the Guarantor's Guarantor Collateral.

                  (f) Financial Benefit. The Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Documents or other Obligation incurred by Borrower to NFB.

         7. Covenant of the Borrower. Borrower shall not enter into any written amendment or written waiver to the Note or any other Ancillary Agreement without the consent of the Guarantor. Borrower's failure to comply with the provisions of this Section 7 shall not affect in any manner whatsoever the Guarantor's obligations to NFB hereunder.

         8. Acceleration. If a notice of any lien, levy, or assessment is filed of record with respect to any assets of the Guarantor by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Guarantor in NFB's possession or control, any and all Guarantor Obligations shall for purposes hereof, at NFB's option, be deemed due and payable without notice notwithstanding that any such Guarantor Obligation is not then due and payable by Borrower.

         9.       Notice of Defaults; Cure Rights.

                  (a) The Guarantor will promptly notify NFB of any default by the Guarantor in the performance or observance of any term or condition of any agreement to which the Guarantor is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, NFB shall have the right to accelerate the Guarantor Obligations.

                  (b) NFB will provide the Guarantor with a copy of any written notice of any Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor simultaneously with the notice it sends to the Borrower with respect to such Event of Default or Loan Event of Default.

                  (c) The Guarantor shall have the right, in its sole discretion, to cure any Event of Default or Loan Event of Default within two business days following its receipt of the notice provided to the Guarantor in accordance with Section 9(b) above with respect to such Event of Default or Loan Event of Default.

         10. Payments from Guarantor. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, NFB, in its sole and absolute discretion, with or without notice to the Guarantor, may apply on account of the Guarantor Obligations any amounts realized from any security for the Guarantor Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guarantor Obligations.

         11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the Guarantor, and the Guarantor's heirs, administrators, executors, successors and assigns, until all of the Guarantor Obligations have been indefeasibly paid in full and the Note and the Ancillary Agreements have been irrevocably terminated. If any of the present or future Guarantor Obligations are guarantied by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guaranty. The death of the Guarantor shall not effect a termination of this Guaranty and loans and advances made by NFB and any indebtedness incurred by Borrower from NFB subsequent to such death shall continue to constitute Guarantor Obligations guaranteed hereunder.

         12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if NFB receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by NFB, the Guarantor's obligations to NFB shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to NFB, which payment shall be due on demand.

         13. Books and Records. The books and records of NFB showing the account between NFB and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.

         14. No Waiver. No failure on the part of NFB to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by NFB of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to NFB or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by NFB at any time and from time to time.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The Guarantor hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by NFB or the Guarantor in connection with this Guaranty shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE GUARANTOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE GUARANTOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE GUARANTOR'S ADDRESS SET FORTH IN SECTION 18 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY, ANY OTHER ANCILLARY AGREEMENT OR ANY OF THE GUARANTOR OBLIGATIONS.

         16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantor and NFB.

         18. Notice. All notices, requests, demands and other communications provided for under this Guaranty shall be in writing and shall be
(a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to the Guarantor, at c/o Innovation Investments, Inc., One Montgomery Street, Suite 3700, San Francisco, California 94104,
Telecopier: 415-364-6043, with a copy to Brobeck, Phleger & Harrison, One Market, Spear Street Tower, San Francisco, California 94105, Attention: Michael Penner, Esq., Telecopier: 415-442-1010; and

                  (ii) if to NFB, at 404 Fifth Avenue, New York, New York, 10018, Attention: Augusto Godoy, Telecopier: 917-351-0334, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention:
Aris Haigian, Esq., Telecopier 212-245-3009;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         19. Successors. NFB may, from time to time, without notice to the Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Guarantor Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, NFB may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Guarantor Obligations. In each such event, NFB, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Guarantor Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

         20. Release. Nothing except cash payment in full of the Guarantor Obligations shall release the Guarantor from liability under this Guaranty.

         21. Counterparts; Facsimile. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty may also be executed via facsimile, which shall be deemed an original.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor as of the day and year first above written.


                                        /s/ Eric Greenberg
                                       ----------------------------------------
                                       Eric Greenberg

AGREED:

SCIENT, INC.



By: /s/ Christopher M. Formant
   ---------------------------------
   Name: Christopher M. Formant
   Title: CEO

STATE OF CALIFORNIA    )
                       ): ss.:
COUNTY OF SAN FRANCISCO)

         On the 14 day of March, 2002, before me personally came Eric Greenberg to me known, who being by me duly sworn, did depose and say that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.


                                        /s/ Catherine B. Sapiro
                                       ----------------------------------------
                                       Notary Public

STATE OF NEW YORK  )
                    : ss.:
COUNTY OF NEW YORK )

         On the 28 day of March, 2002, before me personally came Christopher
M. Formont to me known, who, being by me duly sworn did depose and say that he is the Chief Executive Officer of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public

                            ACCOUNT CONTROL AGREEMENT

                                  -------------

                                 MARCH 18, 2002

                                  -------------

INMARK CAPITAL CORP., with an office located at 405 Park Avenue, New York, New York 10022 ("Creditor");

ROBERT M. HOWE, an individual with an address at 222 El Camino Del Mar, San Francisco, California 94121 ("Pledgor"); and

NORTH FORK BANK, having a place of business at 404 Fifth Avenue, 3rd Floor, New York, New York 10018 ("Bank")

hereby agree as follows:

                                 P R E A M B L E

1. Bank and Pledgor have entered into a customer agreement (the "Customer Agreement"), pursuant to which Bank has established deposit account number 8016018593 in the name of Pledgor (as it may be renumbered or retitled from time to time and all funds and financial assets in such account, the "Account").

2. Pledgor and Creditor have entered into a Pledge and Security Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Security Agreement"), in which Pledgor has granted Creditor a security interest in the Account.

3. Creditor, Pledgor and Bank are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Creditor in the Account as more fully described in the Security Agreement.

                                    T E R M S

         SECTION 1. THE ACCOUNT. Bank hereby represents and warrants to Creditor and Pledgor that (i) the Account has been established in the name of Pledgor as recited above, (ii) Bank maintains the Account for the Pledgor and all property (including, without limitation, all funds and financial assets) held by the Bank in the Account is, and will continue to be credited to the Account and (iii) except for the claims and interest of Creditor and of Pledgor in the Account, Bank does not know of any claim to or interest in the Account. The Pledgor is (x) the Bank's customer with respect to the Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Account.

         SECTION 2. CONTROL. Bank will comply with all instructions originated by Creditor concerning the Account without further consent by Pledgor (any such instruction being an "Account Direction") except with respect to instructions regarding the distribution of interest and dividends on the property (including, without limitation, funds and financial assets) in the Account.

         SECTION 3. PLEDGOR'S RIGHTS IN THE ACCOUNT. Bank shall neither accept nor comply with instructions from Pledgor for the withdrawal of any assets from the Account nor deliver any such assets to Pledgor without the prior written consent of Creditor; provided, however, the Bank shall, at all times, distribute to the Pledgor all interest and dividends on property in the Account as instructed by Pledgor and shall not comply with any Account Directions from the Creditor with respect to such interest and dividends.

         SECTION 4. PRIORITY OF LIEN. Bank hereby acknowledges that it has received a copy of the Security Agreement, consents to the terms thereof and recognizes the security interest granted therein to Creditor by Pledgor. Bank hereby subordinates all liens, encumbrances, claims and rights of setoff it may have against the Account and the proceeds thereof to the liens granted to Creditor pursuant to the Security Agreement and acknowledges that, except for
(i) payment of routine deposit maintenance, wire transfer and other charges and fees pursuant to the Customer Agreement (which shall be payable by Pledgor and shall not be an obligation of Creditor) and (ii) reversal of provisional credits, it will not assert any such lien, encumbrance, claim or right against the Account.

         SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. Bank will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Pledgor and Creditor at the address set forth in the heading of this Agreement. If any person or entity asserts any lien, encumbrance or adverse claim against the Account, Bank will promptly notify Creditor and Pledgor thereof.

         SECTION 6. RESPONSIBILITY OF BANK. Bank shall have no responsibility or liability to Pledgor for complying with any Account Direction. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Bank, other than those expressly set forth herein. This Agreement does not create any obligation on Bank except those expressly set forth in this Agreement and in the Uniform Commercial Code of the State of New York.

         SECTION 7. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         SECTION 8. CUSTOMER AGREEMENT. This Agreement supplements the Customer Agreement. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, New York shall be deemed to be the Bank's location for the purposes of this Agreement and the perfection and priority of Creditor's security interest in the Account.

         SECTION 9. TERMINATION. The rights and powers granted herein to Creditor have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy of Pledgor nor by the lapse of time. The obligations of Bank under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of Creditor in the Account has been terminated pursuant to the terms of the Security Agreement and Creditor has notified Bank of such termination in writing. Upon receipt of such notice, the obligations of Bank under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Creditor shall have no further right to originate instructions concerning the Account and Bank make take such steps as Pledgor may request to vest full ownership and control of the Account in Pledgor, including, but not limited to, removing the name of Creditor from the Account or transferring all of the assets in the Account to another account in the name of Pledgor or its designee.

         SECTION 10. THIS AGREEMENT. This Agreement and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Creditor may assign this Agreement to North Fork Bank without the written consent of Pledgor.

         SECTION 14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         SECTION 15. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such parties' name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 17. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that the State of New York is the "bank's jurisdiction" for purposes of the Uniform Commercial Code of the State of New York.

         SECTION 18. EXCULPATION AND INDEMNIFICATION. The parties hereto agree that Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including, without limitation, any action taken at the request of the Creditor, except for the gross negligence or willful misconduct of Bank.


                                         /s/  Robert M. Howe
                                        ---------------------------------------
                                        ROBERT M. HOWE, AS PLEDGOR

                                        INMARK CAPITAL CORP., AS CREDITOR



                                        By: /s/ Miles  M. Stuchin
                                           ------------------------------------
                                             Name:  Miles M. Stuchin
                                             Title:    President

                                        NORTH FORK BANK, AS BANK



                                        By: /s/ Augusto Godoy
                                           ------------------------------------
                                             Name: Augusto Godoy
                                             Title: Senior Vice President

                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT (this "Agreement"), made as of this 18 day of March, 2002 by and between Inmark Capital Corp., a New York corporation ("Inmark") and Robert M. Howe, an individual residing at 222 El Camino Del Mar, San Francisco, California 94121 ("Pledgor").

                                   BACKGROUND

         Inmark has made loans or otherwise extended credit to Scient, Inc., a Delaware corporation ("Borrower"). Borrower has executed a Promissory Note (the "Note") dated as of the date hereof in favor of Inmark. Pledgor has executed and delivered to Inmark a Guaranty dated as of the date hereof (as amended, modified and supplemented from time to time, the "Guaranty") pursuant to which Pledgor guaranteed to Inmark the payment and performance of all of the Guarantor Obligations (as defined in the Guaranty).

         In order to induce Inmark to provide the financial accommodations described in the Note and to secure Pledgor's obligations to Inmark under the Guaranty, Pledgor has agreed to pledge and grant a security interest in collateral described herein to Inmark on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein which are not defined shall have the meanings assigned to them in the Note.

         2.       Pledge and Grant of Security Interest.

                  To secure the full and punctual payment and performance of the Guarantor Obligations, Pledgor hereby assigns, transfers, pledges, hypothecates and grants to Inmark a security interest in the personal property described on Schedule A annexed hereto and all substitutions therefor and in all proceeds thereof (excluding any interest or dividends paid with respect thereto) in any form (collectively, the "Collateral").

         3. Representations and Warranties of Pledgor. Pledgor represents and warrants to Inmark (which representations and warranties shall be deemed to continue to be made until all of the Guarantor Obligations have been paid in full) that:

                  (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                  (b) This Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law (as defined in the Guaranty).

                  (c) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Agreement or the exercise by Inmark of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

                  (d) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

                  (e) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to Inmark in accordance with the terms of this Agreement.

                  (f) Pledgor owns each item of the Collateral and except for the pledge and security interest granted to Inmark hereunder, the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever.

                  (g) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in Inmark all rights of Pledgor in the Collateral as contemplated by this Agreement.

         4. Affirmative Covenants. Until such time as all of the Guarantor Obligations have been paid in full, Pledgor shall:

                  (a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all security interests and other encumbrances, except for the security interest granted to Inmark under this Agreement.

                  (b) Subject to Section 11 hereof, in the event Pledgor comes into possession of any portion of the Collateral, hold the same in trust for Inmark and deliver to Inmark such Collateral in the form received no later than one (1) Business Day following Pledgor's receipt thereof.

                  (c) In the event any portion of the Collateral is held by a third party, (i) take all action that Inmark may reasonably request so as to maintain the validity, enforceability, perfection and priority of Inmark's security interest in the Collateral and (ii) cause such third party to send copies of all statements, confirmations and other correspondence concerning the Collateral simultaneously to each of Pledgor and Inmark.

                  (d) Within two (2) Business Days of receipt thereof by Pledgor, deliver to Inmark all notices and statements relating to the Collateral received by Pledgor or any third party holding the Collateral.

                  (e) Notify Inmark promptly of any adverse event relating to the Collateral.

                  (f) At the written request of Inmark at any time and from time to time, at Pledgor's sole expense, promptly take such action and execute and deliver such financing statements and further instruments and documents as Inmark may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable Inmark to exercise and enforce its rights and remedies hereunder. Pledgor authorizes Inmark to file without the signature of Pledgor one or more financing or continuation statements under the Uniform Commercial Code of the State of New York (the "UCC") relating to the Collateral, naming Inmark as "secured party."

                  (g) Furnish to Inmark such other information relating to the Collateral as Inmark may from time to time reasonably request.

         5. Negative Covenants. Until such time as the Guarantor Obligations have been paid in full, Pledgor shall not sell, convey, or otherwise dispose of any of the Collateral or any interest therein or incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

         6.       Remedies.

                  Subject to Section 9 of the Guaranty, upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default related to the Loans made to Borrower in consideration of Pledgor's Guarantor Collateral, Inmark may:

                           (i)      Demand, collect, receipt for, settle,
compromise, adjust, sue for, foreclose or realize upon the Collateral pledged to it by Pledgor hereunder (or any part thereof), as Inmark may determine in its sole discretion;

                           (ii)     Transfer the Collateral into its name or
into the name of its nominee or nominees;

                           (iii)    Subject to the requirements of applicable
law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as Inmark in its sole discretion may determine[;

provided, however, that Inmark shall not exercise any of its rights or remedies with respect to Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Pledgor; provided, that no notice shall be required if a Loan Event of Default occurs under Section 10(b)(iv) of the Note.

                  Pledgor acknowledges and agrees that (i) in the event Inmark wishes to sell all or a portion of the Collateral, upon the occurrence and continuance of an Event of Default or a Loan Event of Default, ten (10) days' prior written notice of such sale or sales shall be reasonable and sufficient notice to Pledgor within the meaning of the UCC; provided that no such prior notice shall be required in the event the Collateral has declined or threatens to decline speedily in value or is of a type customarily sold on a recognized market and (ii) in the event the Collateral consists of investment securities maintained with a financial intermediary or certificates of deposit maintained with any financial institution, Inmark may, at its option, immediately notify such financial intermediary and/or financial institution to liquidate the Collateral and remit the proceeds thereof directly to Inmark. Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. In addition to the foregoing, Inmark shall have all of the rights and remedies of a secured party under applicable law and the UCC.

         7. Proceeds of Collateral. The proceeds of any disposition under this Agreement of the Collateral pledged to it by Pledgor shall be applied as follows:

                  (a) First, to the payment of all costs, expenses and charges of Inmark and to the reimbursement of Inmark for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Inmark in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the Default Rate;

                  (b) Second, to the payment of the Guarantor Obligations, in whole or in part, whether or not such Guarantor Obligations are then due;

                  (c) Third, to such persons, firms, corporations or other entities as required by applicable law; and

                  (d) Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

                  Inmark acknowledges that regardless of the order of the application of the proceeds of the Collateral, Pledgor shall be liable only in an amount equal to the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made by Lender to Borrower based on Pledgor's Guarantor Collateral Availability in accordance with the terms of the Guaranty. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Guarantor Obligations, Pledgor shall not be liable for the deficiency.

         8. Waiver of Marshaling. Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

         9. No Waiver. Any and all of Inmark's rights with respect to the pledge, assignment and security interest granted hereunder shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, except as enforceability may be limited by applicable Insolvency Law (as defined in the Guaranty), (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) subject to Section 15 of the Note, any delay, extension of time, renewal, compromise or other indulgence granted by Inmark in reference to any of the Guarantor Obligations. Except to the extent set forth in the Note, Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by Inmark in exercising any power of sale, option or other right or remedy hereunder, and no failure by Inmark to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Inmark's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

         10.      Intentionally Omitted.

         11. Inmark Appointed Attorney-In-Fact and Performance by Inmark. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, Pledgor hereby irrevocably constitutes and appoints Inmark as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Inmark may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Inmark's name. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declare this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, Inmark may itself perform or cause performance thereof.

         12. Dividends and Interest. Notwithstanding the occurrence and continuance of an Event of Default or a Loan Event of Default, dividends or interest paid with respect to the Collateral shall be paid to the Pledgor, and the Pledgor shall be entitled to collect and receive such amounts.

         13. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

         14. Notices. All notices, requests, demands and other communications provided for under this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to Pledgor, at c/o Scient, Inc., 79 Fifth Avenue, New York, New York 10003, Telecopier: 212-500-5032, with a copy to Shearman & Sterling, 599 Lexington Avenue,

New York, New York 10022, Attention: Peter Lyons, Telecopier: 212-848-7616; and

                  (ii) if to Inmark, at 405 Park Avenue, New York, New York, 10022, Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, New York 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by Inmark or Pledgor in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PLEDGOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE PLEDGOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE PLEDGOR'S ADDRESS SET FORTH IN
SECTION 14 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         16.      Miscellaneous.

                  (a) This Agreement, together with the Note, the Guaranty and the definitions incorporated by reference herein from the Note and the Guaranty, constitute the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement shall be binding upon Pledgor, and Pledgor's heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Inmark and its successors and assigns. Inmark may, with the written consent of Pledgor (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder; provided, however, that Inmark may assign this Agreement and the liens granted hereunder to North Fork Bank without the consent of Pledgor.

                  (e) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                       /s/ ROBERT M. HOWE
                                       ROBERT M. HOWE

                                       INMARK CAPITAL CORP.



                                       By: /s/ MILES M. STUCHIN
                                          -------------------------------------
                                          Name: MILES M. STUCHIN
                                          Title: President

                                   SCHEDULE A

                            Description of Collateral

The deposit account numbered 8016018593, established in the name of Robert M. Howe at North Fork Bank (as it may be renumbered or retitled from time to time and all funds and financial assets in such account).

STATE OF NEW YORK)
                              ss.:
COUNTY OF NEW YORK)

         On the 14th day of March , 2002, before me personally came Robert M. Howe, to me known, who, being by me duly sworn, did depose and say that s/he signed the foregoing instrument.


                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public
                                       Segismundo Castellar

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

                  On the 15 day of March , 2002, before me personally came Miles M. Stuchin, to me known, who, being by me duly sworn, did depose and say that he is the President of Inmark Capital Corp., the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                       /s/ Loukia Harris
                                       ----------------------------------------
                                       Notary Public
                                       Loukia Harris

                                    GUARANTY
                                  (Individual)

New York, New York                                               March 18, 2002

         This Guaranty is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. ("Borrower") in favor of Inmark Capital Corp. ("Inmark") (as amended, modified, restated or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         FOR VALUE RECEIVED, and in consideration of one or more Loans made from time to time and at any time to or for the account of Borrower by Inmark pursuant to the Note, and for other good and valuable consideration, and to induce Inmark to make such Loans, the undersigned guarantor (the "Guarantor") unconditionally guaranties to Inmark, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of the lesser of
(i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made to Borrower in consideration of the Guarantor's Guarantor Collateral (the "Guarantor Obligations"), irrespective of the genuineness, validity, regularity or enforceability of such Guarantor Obligations, or of any instrument evidencing any of the Guarantor Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guarantor Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Guarantor Obligations but for the commencement of such case.

         Notwithstanding anything contained in this Guaranty to the contrary, the liability of the Guarantor hereunder shall in no event exceed the Guarantor Obligations. Such limitation on liability shall not be affected by nor shall anything herein contained be deemed to be a limitation of the amount of credit which may be extended by Inmark to Borrower, or the number of transactions between Inmark and Borrower, or the nature or amount of the obligations which may be incurred by Borrower to Inmark.

         In furtherance of the foregoing, the Guarantor hereby agrees as follows:

         1. Limited Recourse to the Guarantor. Anything contained herein to the contrary notwithstanding, other than the enforcement of Inmark's rights with respect to the Guarantor Collateral, Inmark shall have no recourse against the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor nor shall the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor be held personally liable for the payment of the Guarantor Obligations or for any claim based thereon or otherwise in respect thereof or for the payment and performance of any other obligation based on or in respect of the Note. The enforcement of any judgment for breach by the Guarantor of its obligations hereunder shall be limited to and made only against the Guarantor Collateral.

         2. No Impairment. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a Borrower in possession or the like under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law").

         3. Guaranty Absolute. The Guarantor guarantees that the Guarantor Obligations will be paid strictly in accordance with the terms of the Note and/or any other Ancillary Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. The Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by Inmark to induce the Guarantor to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Note and the other Ancillary Agreements. Subject to the limitations set forth in
Section 1 hereof, the liability of the Guarantor under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note or any other Ancillary Agreement relating to the Guarantor Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Inmark or its assignees or any acceptance thereof or any release of any security by Inmark or its assignees, (d) any limitation on any party's liability or obligation under the Note and the other Ancillary Agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such Ancillary Agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guarantor Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor. If Inmark is unable to enforce its rights with respect to the Guarantor Collateral following the occurrence of an Event of Default or Loan Event of Default as a result of any legal proceeding (including, without limitation, a bankruptcy proceeding) involving Inmark, the Borrower, the Guarantor or any other guarantor, any amounts due from the Guarantor to Inmark shall bear interest until such amounts are paid in full at the Default Rate. Guarantor Obligations include post-petition interest whether or not allowed or allowable.

         4. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Inmark shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person or entity liable with respect to any of the Guarantor Obligations or resort to any collateral security held by Inmark to secure any of the Guarantor Obligations as a condition precedent to the Guarantor's being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Inmark to do any of the foregoing. The Guarantor further consents and agrees that Inmark shall be under no obligation to marshal any assets in favor of the Guarantor. The Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the Guarantor may have or which may exist between and among Inmark, Borrower and/or the Guarantor with respect to the Guarantor's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

                  (b) Subject to Section 9 hereof, the Guarantor further waives to the fullest extent allowable under law (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the Guarantor may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guarantor Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, provided, however, that Inmark shall not exercise any of its rights or remedies with respect to Guarantor Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Guarantor except that no such notice shall be required if a Loan Event of Default arises under Section 10(b)(iv) of the Note.

                  (c) Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by
Inmark, the Guarantor shall not be entitled to be subrogated to any of the rights of Inmark against Borrower or against any collateral or guarantee or right of offset held by Inmark for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to Inmark by Borrower on account of the Obligations are indefeasibly paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full and the Note and the other Ancillary Agreements shall not have been terminated, such amount shall be held by the Guarantor in trust for Inmark, segregated from other funds of the Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantor, be turned over to Inmark in the exact form received by the Guarantor (duly endorsed by the Guarantor to Inmark, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as Inmark may determine, subject to the provisions of the Note and the other Ancillary Agreements. Following the occurrence and during the continuance of an Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor, any and all present and future debts and obligations of Borrower to the Guarantor are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to Inmark.

         5. Indemnity and Subrogation. If any payment is made by Guarantor pursuant to or in connection with this Guaranty, Borrower shall indemnify Guarantor for the full amount of such payment. If Inmark enforces its rights with respect to any of Guarantor's Guarantor Collateral pursuant to this Guaranty or any other Ancillary Agreement, Borrower shall indemnify Guarantor for the fair market value of such Guarantor Collateral. Guarantor shall not seek or be entitled to exercise its rights to indemnification from Borrower until all amounts owing to Inmark on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Guarantor shall be subrogated to the rights of Inmark or other such Person to whom such payment was made or the Person who enforced its rights with respect to such Guarantor Collateral. Guarantor shall not enforce its rights or receive any payments under this Section 5 nor shall Borrower make any payments to Guarantor under this Section 5, until all amounts owing to Inmark by Borrower on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Upon payment in full to Inmark of all the Obligations, if requested by Guarantor, to the extent permitted by applicable law, Inmark agrees to assign and transfer jointly to Guarantor and each other guarantor of the Loans who has made any payment to Inmark under such guarantor's guaranty of the Loans (without any representation or warranties whatsoever and pursuant to documentation in form and substance satisfactory to Inmark) all of Inmark's right, title, benefits and interests, whether contractual or otherwise, under the Ancillary Agreements entered into by Borrower in favor of Inmark in respect of the Guarantor Obligations.

         6. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants (all of which representations and warranties shall survive until all Guarantor Obligations are indefeasibly satisfied in full and the Ancillary Agreements have been irrevocably terminated), that:

                  (a) Legal Capacity. The Guarantor has full legal capacity to execute and deliver this Guaranty and to perform the obligations of the Guarantor under this Guaranty.

                  (b) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

                  (c) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the Guarantor or any material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any property of the Guarantor is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Inmark on any of the property or assets of the Guarantor pursuant to the provisions of any of the foregoing.

                  (d) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (e) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the Guarantor, or any property or assets of the Guarantor, which, if adversely determined, would have a material adverse effect on the Guarantor's Guarantor Collateral.

                  (f) Financial Benefit. The Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Documents or other Obligation incurred by Borrower to Inmark.

         7. Covenant of the Borrower. Borrower shall not enter into any written amendment or written waiver to the Note or any other Ancillary Agreement without the consent of the Guarantor. Borrower's failure to comply with the provisions of this Section 7 shall not affect in any manner whatsoever the Guarantor's obligations to Inmark hereunder.

         8. Acceleration. If a notice of any lien, levy, or assessment is filed of record with respect to any assets of the Guarantor by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Guarantor in Inmark's possession or control, any and all Guarantor Obligations shall for purposes hereof, at Inmark's option, be deemed due and payable without notice notwithstanding that any such Guarantor Obligation is not then due and payable by Borrower.

         9.       Notice of Defaults; Cure Rights.

                  (a) The Guarantor will promptly notify Inmark of any default by the Guarantor in the performance or observance of any term or condition of any agreement to which the Guarantor is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Inmark shall have the right to accelerate the Guarantor Obligations.

                  (b) Inmark will provide the Guarantor with a copy of any written notice of any Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor simultaneously with the notice it sends to the Borrower with respect to such Event of Default or Loan Event of Default.

                  (c) The Guarantor shall have the right, in its sole discretion, to cure any Event of Default or Loan Event of Default within two business days following its receipt of the notice provided to the Guarantor in accordance with Section 9(b) above with respect to such Event of Default or Loan Event of Default.

         10. Payments from Guarantor. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, Inmark, in its sole and absolute discretion, with or without notice to the Guarantor, may apply on account of the Guarantor Obligations any amounts realized from any security for the Guarantor Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guarantor Obligations.

         11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the Guarantor, and the Guarantor's heirs, administrators, executors, successors and assigns, until all of the Guarantor Obligations have been indefeasibly paid in full and the Note and the Ancillary Agreements have been irrevocably terminated. If any of the present or future Guarantor Obligations are guarantied by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guaranty. The death of the Guarantor shall not effect a termination of this Guaranty and loans and advances made by Inmark and any indebtedness incurred by Borrower from Inmark subsequent to such death shall continue to constitute Guarantor Obligations guaranteed hereunder.

         12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Inmark receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Inmark, the Guarantor's obligations to Inmark shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Inmark, which payment shall be due on demand.

         13. Books and Records. The books and records of Inmark showing the account between Inmark and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.

         14. No Waiver. No failure on the part of Inmark to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Inmark of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Inmark or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Inmark at any time and from time to time.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The Guarantor hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by Inmark or the Guarantor in connection with this Guaranty shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE GUARANTOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE GUARANTOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE GUARANTOR'S ADDRESS SET FORTH IN SECTION 18 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY, ANY OTHER ANCILLARY AGREEMENT OR ANY OF THE GUARANTOR OBLIGATIONS.

         16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantor and Inmark.

         18. Notice. All notices, requests, demands and other communications provided for under this Guaranty shall be in writing and shall be
(a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to the Guarantor, at c/o Scient, Inc., 79 Fifth Avenue, New York, New York 10003, Telecopier: 212-500-5032, with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention:
Peter Lyons, Telecopier: 212-848-7616; and

                  (ii) if to Inmark, at 405 Park Avenue, New York, New York, 10022, Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, New York 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         19. Successors. Inmark may, from time to time, without notice to the Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Guarantor Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Inmark may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Guarantor Obligations. In each such event, Inmark, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Guarantor Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

         20. Release. Nothing except cash payment in full of the Guarantor Obligations shall release the Guarantor from liability under this Guaranty.

         21. Counterparts; Facsimile. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty may also be executed via facsimile, which shall be deemed an original.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor as of the day and year first above written.


                                           /s/ Robert M. Howe
                                       ----------------------------------------
                                       Robert M. Howe

AGREED:

SCIENT, INC.



By: /s/ Stephen M. Mucchetti
   ---------------------------------
   Name: Stephen Mucchetti
   Title: Vice Chairman

STATE OF NEW YORK )
                  ): ss.:
COUNTY OF NEW YORK)

         On the 14th day of March, 2002, before me personally came Robert M. Howe to me known, who being by me duly sworn, did depose and say that he resides at 222 El Camino Del Mar, San Francisco, California 94121, that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.


                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public

STATE OF NEW YORK )
                       : ss.:
COUNTY OF NEW YORK)

         On the 14th day of March, 2002, before me personally came Stephen A. Mucchetti to me known, who, being by me duly sworn did depose and say that he is the Vice Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public

                            ACCOUNT CONTROL AGREEMENT

                                 ---------------

                                 MARCH 18, 2002

                                 ---------------

INMARK CAPITAL CORP., with an office located at 405 Park Avenue, New York, New York 10022 ("Creditor");

ROBERT M. HOWE, an individual with an address at 222 El Camino Del Mar, San Francisco, California 94121 ("Pledgor"); and

NORTH FORK BANK, having a place of business at 404 Fifth Avenue, 3rd Floor, New York, New York 10018 ("Bank")

hereby agree as follows:

                                 P R E A M B L E

1. Bank and Pledgor have entered into a customer agreement (the "Customer Agreement"), pursuant to which Bank has established deposit account number 8016018593 in the name of Pledgor (as it may be renumbered or retitled from time to time and all funds and financial assets in such account, the "Account").

2. Pledgor and Creditor have entered into a Pledge and Security Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Security Agreement"), in which Pledgor has granted Creditor a security interest in the Account.

3. Creditor, Pledgor and Bank are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Creditor in the Account as more fully described in the Security Agreement.

                                    T E R M S

         SECTION 1. THE ACCOUNT. Bank hereby represents and warrants to Creditor and Pledgor that (i) the Account has been established in the name of Pledgor as recited above, (ii) Bank maintains the Account for the Pledgor and all property (including, without limitation, all funds and financial assets) held by the Bank in the Account is, and will continue to be credited to the Account and (iii) except for the claims and interest of Creditor and of Pledgor in the Account, Bank does not know of any claim to or interest in the Account. The Pledgor is (x) the Bank's customer with respect to the Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Account.

         SECTION 2. CONTROL. Bank will comply with all instructions originated by Creditor concerning the Account without further consent by Pledgor (any such instruction being an "Account Direction") except with respect to instructions regarding the distribution of interest and dividends on the property (including, without limitation, funds and financial assets) in the Account.

         SECTION 3. PLEDGOR'S RIGHTS IN THE ACCOUNT. Bank shall neither accept nor comply with instructions from Pledgor for the withdrawal of any assets from the Account nor deliver any such assets to Pledgor without the prior written consent of Creditor; provided, however, the Bank shall, at all times, distribute to the Pledgor all interest and dividends on property in the Account as instructed by Pledgor and shall not comply with any Account Directions from the Creditor with respect to such interest and dividends.

         SECTION 4. PRIORITY OF LIEN. Bank hereby acknowledges that it has received a copy of the Security Agreement, consents to the terms thereof and recognizes the security interest granted therein to Creditor by Pledgor. Bank hereby subordinates all liens, encumbrances, claims and rights of setoff it may have against the Account and the proceeds thereof to the liens granted to Creditor pursuant to the Security Agreement and acknowledges that, except for
(i) payment of routine deposit maintenance, wire transfer and other charges and fees pursuant to the Customer Agreement (which shall be payable by Pledgor and shall not be an obligation of Creditor) and (ii) reversal of provisional credits, it will not assert any such lien, encumbrance, claim or right against the Account.

         SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. Bank will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Pledgor and Creditor at the address set forth in the heading of this Agreement. If any person or entity asserts any lien, encumbrance or adverse claim against the Account, Bank will promptly notify Creditor and Pledgor thereof.

         SECTION 6. RESPONSIBILITY OF BANK. Bank shall have no responsibility or liability to Pledgor for complying with any Account Direction. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Bank, other than those expressly set forth herein. This Agreement does not create any obligation on Bank except those expressly set forth in this Agreement and in the Uniform Commercial Code of the State of New York.

         SECTION 7. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         SECTION 8. CUSTOMER AGREEMENT. This Agreement supplements the Customer Agreement. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, New York shall be deemed to be the Bank's location for the purposes of this Agreement and the perfection and priority of Creditor's security interest in the Account.

         SECTION 9. TERMINATION. The rights and powers granted herein to Creditor have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy of Pledgor nor by the lapse of time. The obligations of Bank under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of Creditor in the Account has been terminated pursuant to the terms of the Security Agreement and Creditor has notified Bank of such termination in writing. Upon receipt of such notice, the obligations of Bank under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Creditor shall have no further right to originate instructions concerning the Account and Bank make take such steps as Pledgor may request to vest full ownership and control of the Account in Pledgor, including, but not limited to, removing the name of Creditor from the Account or transferring all of the assets in the Account to another account in the name of Pledgor or its designee.

         SECTION 10. THIS AGREEMENT. This Agreement and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Creditor may assign this Agreement to North Fork Bank without the written consent of Pledgor.

         SECTION 14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         SECTION 15. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such parties' name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 17. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that the State of New York is the "bank's jurisdiction" for purposes of the Uniform Commercial Code of the State of New York.

         SECTION 18. EXCULPATION AND INDEMNIFICATION. The parties hereto agree that Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including, without limitation, any action taken at the request of the Creditor, except for the gross negligence or willful misconduct of Bank.


                                       /s/ Robert M. Howe
                                       ----------------------------------------
                                       ROBERT M. HOWE, AS PLEDGOR

                                       INMARK CAPITAL CORP., AS CREDITOR



                                       By: /s/ Miles M. Stuchin
                                          -------------------------------------
                                          Name: Miles M. Stuchin
                                          Title: President

                                       NORTH FORK BANK, AS BANK



                                       By: /s/ Augusto Godoy
                                          -------------------------------------
                                          Name:  Augusto Godoy
                                          Title: Senior Vice President

                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT (this "Agreement"), made as of this 18 day of March, 2002 by and between Inmark Capital Corp., a New York corporation ("Inmark") and Stephen A. Mucchetti, an individual residing at 48 East Ridge Road, Ridgefield, Connecticut 06877 ("Pledgor").

                                   BACKGROUND

         Inmark has made loans or otherwise extended credit to Scient, Inc., a Delaware corporation ("Borrower"). Borrower has executed a Promissory Note (the "Note") dated as of the date hereof in favor of Inmark. Pledgor has executed and delivered to Inmark a Guaranty dated as of the date hereof (as amended, modified and supplemented from time to time, the "Guaranty") pursuant to which Pledgor guaranteed to Inmark the payment and performance of all of the Guarantor Obligations (as defined in the Guaranty).

         In order to induce Inmark to provide the financial accommodations described in the Note and to secure Pledgor's obligations to Inmark under the Guaranty, Pledgor has agreed to pledge and grant a security interest in collateral described herein to Inmark on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used herein which are not defined shall have the meanings assigned to them in the Note.

         2.       Pledge and Grant of Security Interest.

                  To secure the full and punctual payment and performance of the Guarantor Obligations, Pledgor hereby assigns, transfers, pledges, hypothecates and grants to Inmark a security interest in the personal property described on Schedule A annexed hereto and all substitutions therefor and in all proceeds thereof (excluding any interest or dividends paid with respect thereto) in any form (collectively, the "Collateral").

         3. Representations and Warranties of Pledgor. Pledgor represents and warrants to Inmark (which representations and warranties shall be deemed to continue to be made until all of the Guarantor Obligations have been paid in full) that:

                  (a) The execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor.

                  (b) This Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law (as defined in the Guaranty).

                  (c) No consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for the execution, delivery and performance of this Agreement or the exercise by Inmark of any rights with respect to the Collateral or for the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder.

                  (d) There are no pending or, to the best of Pledgor's knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

                  (e) Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to Inmark in accordance with the terms of this Agreement.

                  (f) Pledgor owns each item of the Collateral and except for the pledge and security interest granted to Inmark hereunder, the Collateral is free and clear of any other security interest, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever.

                  (g) The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in Inmark all rights of Pledgor in the Collateral as contemplated by this Agreement.

         4. Affirmative Covenants. Until such time as all of the Guarantor Obligations have been paid in full, Pledgor shall:

                  (a) Defend the Collateral against the claims and demands of all other parties and keep the Collateral free from all security interests and other encumbrances, except for the security interest granted to Inmark under this Agreement.

                  (b) Subject to Section 11 hereof, in the event Pledgor comes into possession of any portion of the Collateral, hold the same in trust for Inmark and deliver to Inmark such Collateral in the form received no later than one (1) Business Day following Pledgor's receipt thereof.

                  (c) In the event any portion of the Collateral is held by a third party, (i) take all action that Inmark may reasonably request so as to maintain the validity, enforceability, perfection and priority of Inmark's security interest in the Collateral and (ii) cause such third party to send copies of all statements, confirmations and other correspondence concerning the Collateral simultaneously to each of Pledgor and Inmark.

                  (d) Within two (2) Business Days of receipt thereof by Pledgor, deliver to Inmark all notices and statements relating to the Collateral received by Pledgor or any third party holding the Collateral.

                  (e) Notify Inmark promptly of any adverse event relating to the Collateral.

                  (f) At the written request of Inmark at any time and from time to time, at Pledgor's sole expense, promptly take such action and execute and deliver such financing statements and further instruments and documents as Inmark may reasonably request in order to more fully perfect, evidence or effectuate the pledge and assignment hereunder and the security interest granted hereby and to enable Inmark to exercise and enforce its rights and remedies hereunder. Pledgor authorizes Inmark to file without the signature of Pledgor one or more financing or continuation statements under the Uniform Commercial Code of the State of New York (the "UCC") relating to the Collateral, naming Inmark as "secured party."

                  (g) Furnish to Inmark such other information relating to the Collateral as Inmark may from time to time reasonably request.

         5. Negative Covenants. Until such time as the Guarantor Obligations have been paid in full, Pledgor shall not sell, convey, or otherwise dispose of any of the Collateral or any interest therein or incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

         6.       Remedies.

                  Subject to Section 9 of the Guaranty, upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default related to the Loans made to Borrower in consideration of Pledgor's Guarantor Collateral, Inmark may:

                           (i)      Demand, collect, receipt for, settle,
compromise, adjust, sue for, foreclose or realize upon the Collateral pledged to it by Pledgor hereunder (or any part thereof), as Inmark may determine in its sole discretion;

                           (ii)     Transfer the Collateral into its name or
into the name of its nominee or nominees;

                           (iii)    Subject to the requirements of applicable
law, sell, assign and deliver the whole or, from time to time any part of the Collateral, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for such price or prices and on such terms as Inmark in its sole discretion may determine[;

provided, however, that Inmark shall not exercise any of its rights or remedies with respect to Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Pledgor; provided, that no notice shall be required if a Loan Event of Default occurs under Section 10(b)(iv) of the Note.

                  Pledgor acknowledges and agrees that (i) in the event Inmark wishes to sell all or a portion of the Collateral, upon the occurrence and continuance of an Event of Default or a Loan Event of Default, ten (10) days' prior written notice of such sale or sales shall be reasonable and sufficient notice to Pledgor within the meaning of the UCC; provided that no such prior notice shall be required in the event the Collateral has declined or threatens to decline speedily in value or is of a type customarily sold on a recognized market and (ii) in the event the Collateral consists of investment securities maintained with a financial intermediary or certificates of deposit maintained with any financial institution, Inmark may, at its option, immediately notify such financial intermediary and/or financial institution to liquidate the Collateral and remit the proceeds thereof directly to Inmark. Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. In addition to the foregoing, Inmark shall have all of the rights and remedies of a secured party under applicable law and the UCC.

         7. Proceeds of Collateral. The proceeds of any disposition under this Agreement of the Collateral pledged to it by Pledgor shall be applied as follows:

                  (a) First, to the payment of all costs, expenses and charges of Inmark and to the reimbursement of Inmark for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the expenses of any sale or any other disposition of any of the Collateral), the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Inmark in the protection, enforcement or exercise of its rights, powers or remedies hereunder, with interest on any such reimbursement at the Default Rate;

                  (b) Second, to the payment of the Guarantor Obligations, in whole or in part, whether or not such Guarantor Obligations are then due;

                  (c) Third, to such persons, firms, corporations or other entities as required by applicable law; and

                  (d) Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

                  Inmark acknowledges that regardless of the order of the application of the proceeds of the Collateral, Pledgor shall be liable only in an amount equal to the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made by Lender to Borrower based on Pledgor's Guarantor Collateral Availability in accordance with the terms of the Guaranty. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Guarantor Obligations, Pledgor shall not be liable for the deficiency.

         8. Waiver of Marshaling. Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

         9. No Waiver. Any and all of Inmark's rights with respect to the pledge, assignment and security interest granted hereunder shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, except as enforceability may be limited by applicable Insolvency Law (as defined in the Guaranty), (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) subject to Section 15 of the Note, any delay, extension of time, renewal, compromise or other indulgence granted by Inmark in reference to any of the Guarantor Obligations. Except to the extent set forth in the Note, Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance. No delay or extension of time by Inmark in exercising any power of sale, option or other right or remedy hereunder, and no failure by Inmark to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice Inmark's right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

         10.      Intentionally Omitted.

         11. Inmark Appointed Attorney-In-Fact and Performance by Inmark. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, Pledgor hereby irrevocably constitutes and appoints Inmark as Pledgor's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor's name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which Inmark may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Inmark's name. Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declare this power of attorney to be coupled with an interest and irrevocable. If Pledgor fails to perform any agreement herein contained, Inmark may itself perform or cause performance thereof.

         12. Dividends and Interest. Notwithstanding the occurrence and continuance of an Event of Default or a Loan Event of Default, dividends or interest paid with respect to the Collateral shall be paid to the Pledgor, and the Pledgor shall be entitled to collect and receive such amounts.

         13. Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

         14. Notices. All notices, requests, demands and other communications provided for under this Agreement shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to Pledgor, at c/o Scient, Inc., 79 Fifth Avenue, New York, New York 10003, Telecopier: 212-500-5032, with a copy to Morgan Lewis, 1600 Tysons Boulevard,

McLean, Virginia 22101, Attention: Bruce Markowitz, Telecopier: 703-918-1999;
and

                  (ii) if to Inmark, at 405 Park Avenue, New York, New York, 10022, Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, New York 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by Inmark or Pledgor in connection with this Agreement shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PLEDGOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE PLEDGOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE PLEDGOR'S ADDRESS SET FORTH IN
SECTION 14 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS OR ANY OF THE COLLATERAL.

         16.      Miscellaneous.

                  (a) This Agreement, together with the Note, the Guaranty and the definitions incorporated by reference herein from the Note and the Guaranty, constitute the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

                  (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  (c) In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement shall be binding upon Pledgor, and Pledgor's heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Inmark and its successors and assigns. Inmark may, with the written consent of Pledgor (which shall not be unreasonably withheld), assign this Agreement and the liens granted hereunder; provided, however, that Inmark may assign this Agreement and the liens granted hereunder to North Fork Bank without the consent of Pledgor.

                  (e) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                       /s/ Stephen A. Mucchetti
                                       ----------------------------------------
                                       Stephen A. Mucchetti

                                       INMARK CAPITAL CORP.



                                       By: /s/ Miles M. Stuchin
                                          -------------------------------------
                                          Name:  Miles M. Stuchin
                                          Title: President

                                   SCHEDULE A

                            Description of Collateral

The deposit account numbered 8016018601, established in the name of Stephen A. Mucchetti at North Fork Bank (as it may be renumbered or retitled from time to time and all funds and financial assets in such account).

STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

         On the 14th day of March , 2002, before me personally came Stephen A. Mucchetti, to me known, who, being by me duly sworn, did depose and say that s/he signed the foregoing instrument.


                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public

STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

         On the 15th day of March , 2002, before me personally came Miles M. Stuchin, to me known, who, being by me duly sworn, did depose and say that he is the President of Inmark Capital Corp., the corporation described in and which executed the above instrument; and that he was authorized to sign his name thereto on behalf of said corporation.


                                       /s/ Loukia Harris
                                       ----------------------------------------
                                       Notary Public

                                    GUARANTY
                                  (Individual)

New York, New York                                               March 18, 2002

         This Guaranty is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. ("Borrower") in favor of Inmark Capital Corp. ("Inmark") (as amended, modified, restated or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         FOR VALUE RECEIVED, and in consideration of one or more Loans made from time to time and at any time to or for the account of Borrower by Inmark pursuant to the Note, and for other good and valuable consideration, and to induce Inmark to make such Loans, the undersigned guarantor (the "Guarantor") unconditionally guaranties to Inmark, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of the lesser of
(i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made to Borrower in consideration of the Guarantor's Guarantor Collateral (the "Guarantor Obligations"), irrespective of the genuineness, validity, regularity or enforceability of such Guarantor Obligations, or of any instrument evidencing any of the Guarantor Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guarantor Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Guarantor Obligations but for the commencement of such case.

         Notwithstanding anything contained in this Guaranty to the contrary, the liability of the Guarantor hereunder shall in no event exceed the Guarantor Obligations. Such limitation on liability shall not be affected by nor shall anything herein contained be deemed to be a limitation of the amount of credit which may be extended by Inmark to Borrower, or the number of transactions between Inmark and Borrower, or the nature or amount of the obligations which may be incurred by Borrower to Inmark.

         In furtherance of the foregoing, the Guarantor hereby agrees as follows:

         1. Limited Recourse to the Guarantor. Anything contained herein to the contrary notwithstanding, other than the enforcement of Inmark's rights with respect to the Guarantor Collateral, Inmark shall have no recourse against the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor nor shall the Guarantor or any spouse, heir, devisee, representative or agent of the Guarantor be held personally liable for the payment of the Guarantor Obligations or for any claim based thereon or otherwise in respect thereof or for the payment and performance of any other obligation based on or in respect of the Note. The enforcement of any judgment for breach by the Guarantor of its obligations hereunder shall be limited to and made only against the Guarantor Collateral.

         2. No Impairment. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a Borrower in possession or the like under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law").

         3. Guaranty Absolute. The Guarantor guarantees that the Guarantor Obligations will be paid strictly in accordance with the terms of the Note and/or any other Ancillary Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. The Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by Inmark to induce the Guarantor to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Note and the other Ancillary Agreements. Subject to the limitations set forth in
Section 1 hereof, the liability of the Guarantor under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note or any other Ancillary Agreement relating to the Guarantor Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Inmark or its assignees or any acceptance thereof or any release of any security by Inmark or its assignees, (d) any limitation on any party's liability or obligation under the Note and the other Ancillary Agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such Ancillary Agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guarantor Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor. If Inmark is unable to enforce its rights with respect to the Guarantor Collateral following the occurrence of an Event of Default or Loan Event of Default as a result of any legal proceeding (including, without limitation, a bankruptcy proceeding) involving Inmark, the Borrower, the Guarantor or any other guarantor, any amounts due from the Guarantor to Inmark shall bear interest until such amounts are paid in full at the Default Rate. Guarantor Obligations include post-petition interest whether or not allowed or allowable.

         4. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. Inmark shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person or entity liable with respect to any of the Guarantor Obligations or resort to any collateral security held by Inmark to secure any of the Guarantor Obligations as a condition precedent to the Guarantor's being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Inmark to do any of the foregoing. The Guarantor further consents and agrees that Inmark shall be under no obligation to marshal any assets in favor of the Guarantor. The Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the Guarantor may have or which may exist between and among Inmark, Borrower and/or the Guarantor with respect to the Guarantor's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

                  (b) Subject to Section 9 hereof, the Guarantor further waives to the fullest extent allowable under law (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the Guarantor may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guarantor Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, provided, however, that Inmark shall not exercise any of its rights or remedies with respect to Guarantor Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Guarantor except that no such notice shall be required if a Loan Event of Default arises under Section 10(b)(iv) of the Note.

                  (c) Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by Inmark, the Guarantor shall not be entitled to be subrogated to any of the rights of Inmark against Borrower or against any collateral or guarantee or right of offset held by Inmark for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to Inmark by Borrower on account of the Obligations are indefeasibly paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full and the Note and the other Ancillary Agreements shall not have been terminated, such amount shall be held by the Guarantor in trust for Inmark, segregated from other funds of the Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantor, be turned over to Inmark in the exact form received by the Guarantor (duly endorsed by the Guarantor to Inmark, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as Inmark may determine, subject to the provisions of the Note and the other Ancillary Agreements. Following the occurrence and during the continuance of an Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor, any and all present and future debts and obligations of Borrower to the Guarantor are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to Inmark.

         5. Indemnity and Subrogation. If any payment is made by Guarantor pursuant to or in connection with this Guaranty, Borrower shall indemnify Guarantor for the full amount of such payment. If Inmark enforces its rights with respect to any of Guarantor's Guarantor Collateral pursuant to this Guaranty or any other Ancillary Agreement, Borrower shall indemnify Guarantor for the fair market value of such Guarantor Collateral. Guarantor shall not seek or be entitled to exercise its rights to indemnification from Borrower until all amounts owing to Inmark on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Guarantor shall be subrogated to the rights of Inmark or other such Person to whom such payment was made or the Person who enforced its rights with respect to such Guarantor Collateral. Guarantor shall not enforce its rights or receive any payments under this Section 5 nor shall Borrower make any payments to Guarantor under this Section 5, until all amounts owing to Inmark by Borrower on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Upon payment in full to Inmark of all the Obligations, if requested by Guarantor, to the extent permitted by applicable law, Inmark agrees to assign and transfer jointly to Guarantor and each other guarantor of the Loans who has made any payment to Inmark under such guarantor's guaranty of the Loans (without any representation or warranties whatsoever and pursuant to documentation in form and substance satisfactory to Inmark) all of Inmark's right, title, benefits and interests, whether contractual or otherwise, under the Ancillary Agreements entered into by Borrower in favor of Inmark in respect of the Guarantor Obligations.

         6. Representations and Warranties of the Guarantor. The Guarantor hereby represents and warrants (all of which representations and warranties shall survive until all Guarantor Obligations are indefeasibly satisfied in full and the Ancillary Agreements have been irrevocably terminated), that:

                  (a) Legal Capacity. The Guarantor has full legal capacity to execute and deliver this Guaranty and to perform the obligations of the Guarantor under this Guaranty.

                  (b) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

                  (c) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the Guarantor or any material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any property of the Guarantor is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Inmark on any of the property or assets of the Guarantor pursuant to the provisions of any of the foregoing.

                  (d) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (e) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the Guarantor, or any property or assets of the Guarantor, which, if adversely determined, would have a material adverse effect on the Guarantor's Guarantor Collateral.

                  (f) Financial Benefit. The Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Loan Documents or other Obligation incurred by Borrower to Inmark.

         7. Covenant of the Borrower. Borrower shall not enter into any written amendment or written waiver to the Note or any other Ancillary Agreement without the consent of the Guarantor. Borrower's failure to comply with the provisions of this Section 7 shall not affect in any manner whatsoever the Guarantor's obligations to Inmark hereunder.

         8. Acceleration. If a notice of any lien, levy, or assessment is filed of record with respect to any assets of the Guarantor by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Guarantor in Inmark's possession or control, any and all Guarantor Obligations shall for purposes hereof, at Inmark's option, be deemed due and payable without notice notwithstanding that any such Guarantor Obligation is not then due and payable by Borrower.

         9.       Notice of Defaults; Cure Rights.

                  (a) The Guarantor will promptly notify Inmark of any default by the Guarantor in the performance or observance of any term or condition of any agreement to which the Guarantor is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, Inmark shall have the right to accelerate the Guarantor Obligations.

                  (b) Inmark will provide the Guarantor with a copy of any written notice of any Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor simultaneously with the notice it sends to the Borrower with respect to such Event of Default or Loan Event of Default.

                  (c) The Guarantor shall have the right, in its sole discretion, to cure any Event of Default or Loan Event of Default within two business days following its receipt of the notice provided to the Guarantor in accordance with Section 9(b) above with respect to such Event of Default or Loan Event of Default.

         10. Payments from Guarantor. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, Inmark, in its sole and absolute discretion, with or without notice to the Guarantor, may apply on account of the Guarantor Obligations any amounts realized from any security for the Guarantor Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guarantor Obligations.

         11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the Guarantor, and the Guarantor's heirs, administrators, executors, successors and assigns, until all of the Guarantor Obligations have been indefeasibly paid in full and the Note and the Ancillary Agreements have been irrevocably terminated. If any of the present or future Guarantor Obligations are guarantied by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guaranty. The death of the Guarantor shall not effect a termination of this Guaranty and loans and advances made by Inmark and any indebtedness incurred by Borrower from Inmark subsequent to such death shall continue to constitute Guarantor Obligations guaranteed hereunder.

         12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if Inmark receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Inmark, the Guarantor's obligations to Inmark shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Inmark, which payment shall be due on demand.

         13. Books and Records. The books and records of Inmark showing the account between Inmark and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.

         14. No Waiver. No failure on the part of Inmark to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Inmark of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Inmark or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Inmark at any time and from time to time.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The Guarantor hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by Inmark or the Guarantor in connection with this Guaranty shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE GUARANTOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE GUARANTOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE GUARANTOR'S ADDRESS SET FORTH IN SECTION 18 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY, ANY OTHER ANCILLARY AGREEMENT OR ANY OF THE GUARANTOR OBLIGATIONS.

         16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantor and Inmark.

         18. Notice. All notices, requests, demands and other communications provided for under this Guaranty shall be in writing and shall be
(a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to the Guarantor, at c/o Scient, Inc., 79 Fifth Avenue, New York, New York 10003, Telecopier: 212-500-5032, with a copy to Morgan Lewis, 1600 Tysons Boulevard, McLean, Virginia 22101, Attention: Bruce Markowitz, Telecopier: 703-918-1999; and

                  (ii) if to Inmark, at 405 Park Avenue, New York, New York, 10022, Attention: Client Services Department, Telecopier: 212-644-5488, with a copy to Lowenstein Sandler, PC, 1330 Avenue of the Americas, 21st Floor, New York, New York 10019, Attention: Scott Giordano, Telecopier 212-262-7402;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         19. Successors. Inmark may, from time to time, without notice to the Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Guarantor Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Inmark may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Guarantor Obligations. In each such event, Inmark, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Guarantor Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

         20. Release. Nothing except cash payment in full of the Guarantor Obligations shall release the Guarantor from liability under this Guaranty.

         21. Counterparts; Facsimile. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty may also be executed via facsimile, which shall be deemed an original.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor as of the day and year first above written.



                                       /s/ Stephan A. Mucchetti
                                       ----------------------------------------
                                       Stephen A. Mucchetti

AGREED:

SCIENT, INC.



By: /s/ Robert M. Howe
   ---------------------------------
   Name: Robert M. Howe
   Title: Chairman

STATE OF NEW YORK  )
                   ): ss.:
COUNTY OF NEW YORK )

         On the 14th day of March, 2002, before me personally came Stephen A. Mucchetti to me known, who being by me duly sworn, did depose and say that he resides at 48 East Ridge Road, Ridgefield, Connecticut 06877, that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.



                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public
                                        Segismundo Castellar

STATE OF NEW YORK  )
                    : ss.:
COUNTY OF NEW YORK )

         On the 14th day of March, 2002, before me personally came Robert M. Howe to me known, who, being by me duly sworn did depose and say that he is the Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                       /s/ Segismundo Castellar
                                       ----------------------------------------
                                       Notary Public
                                        Segismundo Castellar

                            ACCOUNT CONTROL AGREEMENT

                                 ---------------

                                 MARCH 18, 2002

                                 ---------------

INMARK CAPITAL CORP., with an office located at 405 Park Avenue, New York, New York 10022 ("Creditor");

STEPHEN A. MUCCHETTI, an individual with an address at 48 East Ridge Road, Ridgefield, Connecticut 06877 ("Pledgor"); and

NORTH FORK BANK, having a place of business at 404 Fifth Avenue, 3rd Floor, New York, New York 10018 ("Bank")

hereby agree as follows:

                                 P R E A M B L E

1. Bank and Pledgor have entered into a customer agreement (the "Customer Agreement"), pursuant to which Bank has established deposit account number 8016018601 in the name of Pledgor (as it may be renumbered or retitled from time to time and all funds and financial assets in such account, the "Account").

2. Pledgor and Creditor have entered into a Pledge and Security Agreement dated as of the date hereof (as amended, modified and supplemented from time to time, the "Security Agreement"), in which Pledgor has granted Creditor a security interest in the Account.

3. Creditor, Pledgor and Bank are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Creditor in the Account as more fully described in the Security Agreement.

                                    T E R M S

         SECTION 1. THE ACCOUNT. Bank hereby represents and warrants to Creditor and Pledgor that (i) the Account has been established in the name of Pledgor as recited above, (ii) Bank maintains the Account for the Pledgor and all property (including, without limitation, all funds and financial assets) held by the Bank in the Account is, and will continue to be credited to the Account and (iii) except for the claims and interest of Creditor and of Pledgor in the Account, Bank does not know of any claim to or interest in the Account. The Pledgor is (x) the Bank's customer with respect to the Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Account.

         SECTION 2. CONTROL. Bank will comply with all instructions originated by Creditor concerning the Account without further consent by Pledgor (any such instruction being an "Account Direction") except with respect to instructions regarding the distribution of interest and dividends on the property (including, without limitation, funds and financial assets) in the Account.

         SECTION 3. PLEDGOR'S RIGHTS IN THE ACCOUNT. Bank shall neither accept nor comply with instructions from Pledgor for the withdrawal of any assets from the Account nor deliver any such assets to Pledgor without the prior written consent of Creditor; provided, however, the Bank shall, at all times, distribute to the Pledgor all interest and dividends on property in the Account as instructed by Pledgor and shall not comply with any Account Directions from the Creditor with respect to such interest and dividends.

         SECTION 4. PRIORITY OF LIEN. Bank hereby acknowledges that it has received a copy of the Security Agreement, consents to the terms thereof and recognizes the security interest granted therein to Creditor by Pledgor. Bank hereby subordinates all liens, encumbrances, claims and rights of setoff it may have against the Account and the proceeds thereof to the liens granted to Creditor pursuant to the Security Agreement and acknowledges that, except for
(i) payment of routine deposit maintenance, wire transfer and other charges and fees pursuant to the Customer Agreement (which shall be payable by Pledgor and shall not be an obligation of Creditor) and (ii) reversal of provisional credits, it will not assert any such lien, encumbrance, claim or right against the Account.

         SECTION 5. STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS. Bank will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Pledgor and Creditor at the address set forth in the heading of this Agreement. If any person or entity asserts any lien, encumbrance or adverse claim against the Account, Bank will promptly notify Creditor and Pledgor thereof.

         SECTION 6. RESPONSIBILITY OF BANK. Bank shall have no responsibility or liability to Pledgor for complying with any Account Direction. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Bank, other than those expressly set forth herein. This Agreement does not create any obligation on Bank except those expressly set forth in this Agreement and in the Uniform Commercial Code of the State of New York.

         SECTION 7. TAX REPORTING. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         SECTION 8. CUSTOMER AGREEMENT. This Agreement supplements the Customer Agreement. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, New York shall be deemed to be the Bank's location for the purposes of this Agreement and the perfection and priority of Creditor's security interest in the Account.

         SECTION 9. TERMINATION. The rights and powers granted herein to Creditor have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy of Pledgor nor by the lapse of time. The obligations of Bank under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of Creditor in the Account has been terminated pursuant to the terms of the Security Agreement and Creditor has notified Bank of such termination in writing. Upon receipt of such notice, the obligations of Bank under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Creditor shall have no further right to originate instructions concerning the Account and Bank make take such steps as Pledgor may request to vest full ownership and control of the Account in Pledgor, including, but not limited to, removing the name of Creditor from the Account or transferring all of the assets in the Account to another account in the name of Pledgor or its designee.

         SECTION 10. THIS AGREEMENT. This Agreement and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         SECTION 11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         SECTION 12. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         SECTION 13. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Creditor may assign this Agreement to North Fork Bank without the written consent of Pledgor.

         SECTION 14. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word "or" is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

         SECTION 15. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such parties' name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

         SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         SECTION 17. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that the State of New York is the "bank's jurisdiction" for purposes of the Uniform Commercial Code of the State of New York.

         SECTION 18. EXCULPATION AND INDEMNIFICATION. The parties hereto agree that Bank shall not be liable for any action taken by it or any of its directors, officers, agents or employees in accordance with this Agreement, including, without limitation, any action taken at the request of the Creditor, except for the gross negligence or willful misconduct of Bank.


                                       /s/ Stephen A. Mucchetti
                                       ----------------------------------------
                                       STEPHEN A. MUCCHETTI, AS PLEDGOR

                                       INMARK CAPITAL CORP., AS CREDITOR



                                       By: /s/ Miles M. Stuchin
                                          -------------------------------------
                                          Name: Miles M. Stuchin
                                          Title: President

                                       NORTH FORK BANK, AS BANK



                                       By: /s/ Augusto Godoy
                                          -------------------------------------
                                          Name: Augusto Godoy
                                          Title: Senior Vice President

                                    GUARANTY

New York, New York                                               March 18, 2002

         This Guaranty is executed in connection with that certain Promissory Note dated as of the date hereof made by Scient, Inc. ("Borrower") in favor of North Fork Bank (as assignee of Inmark Capital Corp.) ("NFB") (as amended, modified, restated or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note.

         FOR VALUE RECEIVED, and in consideration of one or more Loans made from time to time and at any time to or for the account of Borrower by NFB pursuant to the Note, and for other good and valuable consideration, and to induce NFB to make such Loans, the undersigned guarantor (the "Guarantor") unconditionally guaranties to NFB, its successors, endorsees and assigns, the prompt payment when due (whether by acceleration or otherwise) of the lesser of (i) the aggregate original principal amount of the Loans or (ii) the aggregate outstanding principal amount of the Loans, in each case, made to Borrower in consideration of the Guarantor's Guarantor Collateral (the "Guarantor Obligations"), irrespective of the genuineness, validity, regularity or enforceability of such Guarantor Obligations, or of any instrument evidencing any of the Guarantor Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Guarantor Obligations in any case commenced by or against Borrower under Title 11, United States Code, including, without limitation, obligations or indebtedness of Borrower for post-petition interest, fees, costs and charges that would have accrued or been added to the Guarantor Obligations but for the commencement of such case.

         Notwithstanding anything contained in this Guaranty to the contrary, the liability of the Guarantor hereunder shall in no event exceed the Guarantor Obligations. Such limitation on liability shall not be affected by nor shall anything herein contained be deemed to be a limitation of the amount of credit which may be extended by NFB to Borrower, or the number of transactions between NFB and Borrower, or the nature or amount of the obligations which may be incurred by Borrower to NFB.

         In furtherance of the foregoing, the Guarantor hereby agrees as follows:

         1. Limited Recourse to the Guarantor. Anything contained herein to the contrary notwithstanding, other than the enforcement of NFB's rights with respect to the Guarantor Collateral, NFB shall have no recourse against the Guarantor or any officer, director or partner of the Guarantor nor shall the Guarantor or any officer, director or partner of the Guarantor be held personally liable for the payment of the Guarantor Obligations or for any claim based thereon or otherwise in respect thereof or for the payment and performance of any other obligation based on or in respect of the Note. The enforcement of any judgment for breach by the Guarantor of its obligations hereunder shall be limited to and made only against the Guarantor Collateral.

         2. No Impairment. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a Borrower in possession or the like under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law").

         3. Guaranty Absolute. The Guarantor guarantees that the Guarantor Obligations will be paid strictly in accordance with the terms of the Note and/or any other Ancillary Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Borrower with respect thereto. The Guarantor acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to Borrower, have been made by NFB to induce the Guarantor to enter into this Guaranty and (ii) any extension of credit to the Borrower shall be governed solely by the provisions of the Note and the other Ancillary Agreements. Subject to the limitations set forth in
Section 1 hereof, the liability of the Guarantor under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Note or any other Ancillary Agreement or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of the Note or any other Ancillary Agreement relating to the Guarantor Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to NFB or its assignees or any acceptance thereof or any release of any security by NFB or its assignees, (d) any limitation on any party's liability or obligation under the Note and the other Ancillary Agreements relating to the Guarantor Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such Ancillary Agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the Guarantor shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Guarantor Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor. If NFB is unable to enforce its rights with respect to the Guarantor Collateral following the occurrence of an Event of Default or Loan Event of Default as a result of any legal proceeding (including, without limitation, a bankruptcy proceeding) involving NFB, the Borrower, the Guarantor or any other guarantor, any amounts due from the Guarantor to NFB shall bear interest until such amounts are paid in full at the Default Rate. Guarantor Obligations include post-petition interest whether or not allowed or allowable.

         4. Waivers. (a) This Guaranty is a guaranty of payment and not of collection. NFB shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Borrower or any other person or entity liable with respect to any of the Guarantor

Obligations or resort to any collateral security held by NFB to secure any of the Guarantor Obligations as a condition precedent to the Guarantor's being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require NFB to do any of the foregoing. The Guarantor further consents and agrees that NFB shall be under no obligation to marshal any assets in favor of the Guarantor. The Guarantor hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the Guarantor may have or which may exist between and among NFB, Borrower and/or the Guarantor with respect to the Guarantor's obligations under this Guaranty, or which Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

                  (b) Subject to Section 9 hereof, the Guarantor further waives to the fullest extent allowable under law (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the Guarantor may be entitled, including, without limitation, notice of adverse change in Borrower's financial condition or of any other fact which might materially increase the risk of the Guarantor and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Guarantor Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort, provided, however, that NFB shall not exercise any of its rights or remedies with respect to Guarantor Collateral until two business days after written notice of an Event of Default or a Loan Event of Default has been provided to Guarantor except that no such notice shall be required if a Loan Event of Default arises under Section 10(b)(iv) of the Note.

                  (c) Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by NFB, the Guarantor shall not be entitled to be subrogated to any of the rights of NFB against Borrower or against any collateral or guarantee or right of offset held by NFB for the payment of the Guarantor Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to NFB by Borrower on account of the Obligations are indefeasibly paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full and the Note and the other Ancillary Agreements shall not have been terminated, such amount shall be held by the Guarantor in trust for NFB, segregated from other funds of the Guarantor, and shall forthwith upon, and in any event within two (2) business days of, receipt by the Guarantor, be turned over to NFB in the exact form received by the Guarantor (duly endorsed by the Guarantor to NFB, if required), to be applied against the Guarantor Obligations, whether matured or unmatured, in such order as NFB may determine, subject to the provisions of the Note and the other Ancillary Agreements. Following the occurrence and during the continuance of an Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor, any and all present and future debts and obligations of Borrower to the Guarantor are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and obligations of Borrower to NFB.

         5. Indemnity and Subrogation. If any payment is made by Guarantor pursuant to or in connection with this Guaranty, Borrower shall indemnify Guarantor for the full amount of such payment. If NFB enforces its rights with respect to any of Guarantor's Guarantor Collateral pursuant to this Guaranty or any other Ancillary Agreement, Borrower shall indemnify Guarantor for the fair market value of such Guarantor Collateral. Guarantor shall not seek or be entitled to exercise its rights to indemnification from Borrower until all amounts owing to NFB on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Guarantor shall be subrogated to the rights of NFB or other such Person to whom such payment was made or the Person who enforced its rights with respect to such Guarantor Collateral. Guarantor shall not enforce its rights or receive any payments under this Section 5 nor shall Borrower make any payments to Guarantor under this Section 5, until all amounts owing to NFB by Borrower on account of the Obligations are indefeasibly paid in full and the Note and the other Ancillary Agreements have been terminated. Upon payment in full to NFB of all the Obligations, if requested by Guarantor, to the extent permitted by applicable law, NFB agrees to assign and transfer jointly to Guarantor and each other guarantor of the Loans who has made any payment to NFB under such guarantor's guaranty of the Loans (without any representation or warranties whatsoever and pursuant to documentation in form and substance satisfactory to
NFB) all of NFB's right, title, benefits and interests, whether contractual or otherwise, under the Ancillary Agreements entered into by Borrower in favor of NFB in respect of the Guarantor Obligations.

         6. Representations and Warranties. The Guarantor hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Ancillary Agreements have been irrevocably terminated), that:

                  (a) Status. The Guarantor is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

                  (b) Authority and Execution. The Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary partnership and legal action to authorize the execution, delivery and performance of this Guaranty.

                  (c) Legal, Valid and Binding Character. This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

                  (d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the Guarantor or any material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any property of the Guarantor is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to NFB on any of the property or assets of the Guarantor pursuant to the provisions of any of the foregoing.

                  (e) Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  (f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the Guarantor, or any property or assets of the Guarantor, which, if adversely determined, would have a material adverse effect on the Guarantor's Guarantor Collateral.

                  (g) Financial Benefit. The Guarantor has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Note or other Obligation incurred by Borrower to NFB.

         7. Covenant of the Borrower. Borrower shall not enter into any written amendment or written waiver to the Note or any other Ancillary Agreement without the consent of the Guarantor. Borrower's failure to comply with the provisions of this Section 7 shall not affect in any manner whatsoever the Guarantor obligations to NFB hereunder.

         8. Acceleration. If a notice of any lien, levy, or assessment is filed of record with respect to any assets of the Guarantor by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Guarantor in NFB's possession or control, any and all Guarantor Obligations shall for purposes hereof, at NFB's option, be deemed due and payable without notice notwithstanding that any such Guarantor Obligation is not then due and payable by Borrower.

         9.       Notice of Defaults; Cure Rights.

                  (a) The Guarantor will promptly notify NFB of any default by the Guarantor in the performance or observance of any term or condition of any agreement to which the Guarantor is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, NFB shall have the right to accelerate the Guarantor Obligations.

                  (b) NFB will provide the Guarantor with a copy of any written notice of any Event of Default or Loan Event of Default with respect to the Loans guaranteed by such Guarantor simultaneously with the notice it sends to the Borrower with respect to such Event of Default or Loan Event of Default.

                  (c) The Guarantor shall have the right, in its sole discretion, to cure any Event of Default or Loan Event of Default within two business days following its receipt of the notice provided to the Guarantor in accordance with Section 9(b) above with respect to such Event of Default or Loan Event of Default.

         10. Payments from Guarantor. Upon the occurrence and during the continuance of an Event of Default or a Loan Event of Default, NFB, in its sole and absolute discretion, with or without notice to the Guarantor, may apply on account of the Guarantor Obligations any amounts realized from any security for the Guarantor Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Guarantor Obligations.

         11. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the Guarantor, and the Guarantor's successors and assigns, until all of the Guarantor Obligations have been indefeasibly paid in full and the Note and the Ancillary Agreements have been irrevocably terminated. If any of the present or future Guarantor Obligations are guarantied by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guaranty. The death of the Guarantor shall not effect a termination of this Guaranty and loans and advances made by NFB and any indebtedness incurred by Borrower from NFB subsequent to such death shall continue to constitute Guarantor Obligations guaranteed hereunder.

         12. Recapture. Anything in this Guaranty to the contrary notwithstanding, if NFB receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by NFB, the Guarantor's obligations to NFB shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to NFB, which payment shall be due on demand.

         13. Books and Records. The books and records of NFB showing the account between NFB and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof absent manifest error.

         14. No Waiver. No failure on the part of NFB to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by NFB of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to NFB or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by NFB at any time and from time to time.

         15. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. The Guarantor hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by NFB or Borrower in connection with this Guaranty shall be venued in the United States District Court of the Southern District of New York and, to the extent such venue cannot be obtained, in any court having situs within the County of New York, State of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE GUARANTOR WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE GUARANTOR MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE GUARANTOR'S ADDRESS SET FORTH BENEATH THE SIGNATURE OF THE PLEDGOR HEREIN, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS GUARANTY, ANY OTHER ANCILLARY AGREEMENT OR ANY OF THE GUARANTOR OBLIGATIONS.

         16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing executed by the Guarantor and NFB.

         18. Notice. All notices, requests, demands and other communications provided for under this Guaranty shall be in writing and shall be
(a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  (i) if to the Guarantor, at the addresses and telecopier numbers set forth beneath the signature of the Guarantor herein; and

                  (ii) if to NFB, at 404 Fifth Avenue, New York, New York, 10018, Attention: Augusto Godoy, Telecopier: 917-351-0334, with a copy to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention:
Aris Haigian, Esq., Telecopier 212-245-3009;

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         19. Successors. NFB may, from time to time, without notice to the Guarantor, sell, assign, transfer or otherwise dispose of all or any part of the Guarantor Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, NFB may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Guarantor Obligations. In each such event, NFB, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Guarantor Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right.

         20. Release. Nothing except cash payment in full of the Guarantor Obligations shall release the Guarantor from liability under this Guaranty.

         21. Counterparts; Facsimile. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Guaranty may also be executed via facsimile, which shall be deemed an original.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, this Guaranty has been executed by the Guarantor as of the day and year first above written.

                                       KELSO & COMPANY, L.P.

                                       By: Kelso & Companies, Inc., its
                                           general partner



                                       By: /s/ James J. Connors II
                                          -------------------------------------
                                          Name: James J. Connors II
                                          Title: Vice President & General
                                                 Counsel

                                       Address:        320 Park Avenue
                                                       New York, New York 10022
                                       Telephone No.:  (212) 751-3939
                                       Facsimile No.:  (212) 223-2379
                                       Attention:      James J. Connors II

AGREED:

SCIENT, INC.



By: /s/ Robert M. Howe
   ---------------------------------
   Name: Robert M. Howe
   Title: Chairman

STATE OF New York)
                       : ss.:
COUNTY OF New York)

         On the _______ day of March, 2002, before me personally came James J. Connors II to me known, who, being by me duly sworn did depose and say that he is the Vice President & General Counsel of Kelso & Company, the limited partnership described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said limited partnership.


                                          /s/ Cheryl A. Gardiner
                                          -------------------------------------
                                          Notary Public

STATE OF New York)
                       : ss.:
COUNTY OF New York)

         On the 14 day of March, 2002, before me personally came Robert M. Howe to me known, who, being by me duly sworn did depose and say that he is the Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                          /s/ Segismundo Cactellar
                                          -------------------------------------
                                          Notary Public

                      TERMINATION AND ASSUMPTION AGREEMENT

         This Termination and Assumption Agreement (the "Agreement") is entered into as of this 12 day of April, 2002, by and among North Fork Bank, as assignee of Inmark Capital Corp. (the "Lender"), Robert M. Howe ("Howe") and Stephen A. Mucchetti ("Mucchetti"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Note (defined below).

         WHEREAS, the Lender and Scient, Inc., a Delaware corporation (the "Borrower") are parties to a Promissory Note (the "Note") dated March 18, 2002, and to the Ancillary Agreements identified therein; and

         WHEREAS, the Borrower's obligations under the Note are guaranteed in part by the Guaranty dated as of March 18, 2002 made by Howe in favor of the Lender (the "Howe Guaranty") and the Guaranty dated as of March 18, 2002 made by Mucchetti in favor of the Lender (the "Mucchetti Guaranty"); and

         WHEREAS, Howe and Mucchetti have requested that the Lender agree to terminate the Mucchetti Guaranty and all related documents executed by Mucchetti in connection with the Note and agree that any obligations of the Borrower heretofore guaranteed by the Mucchetti Guaranty be hereafter guaranteed by the Howe Guaranty.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

         1. The Mucchetti Guaranty, the Account Control Agreement dated as of March 18, 2002 among Mucchetti, the Lender (in its capacity as depositary bank) and Lender (in its capacity as assignee of Inmark Capital Corp.) and the Pledge and Security Agreement dated as of March 18, 2002 between Mucchetti and the Lender (as assignee of Inmark Capital Corp.) are hereby terminated.

         2. Any and all Loans heretofore made by the Lender to the Borrower based upon the Guarantor Collateral Availability attributable to the Guarantor Collateral of Mucchetti shall hereby be deemed "Guarantor Obligations" as such term is defined in the Howe Guaranty.

         3. Upon receipt by Lender from Howe of $300,000 in immediately available funds ("Additional Collateral Deposit") in account #8016018593 maintained with Lender, Lender shall promptly remit to Mucchetti by wire transfer the funds maintained in Mucchetti's account #8016018601 maintained with the Lender. Howe hereby acknowledges that the Additional Collateral Deposit shall constitute Guarantor Collateral attributable to Howe.

         4. Except as expressly amended by this Agreement, the Note, the Howe Guaranty and the other Ancillary Agreements shall remain in full force and effect.

         5. This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed, and to be fully performed, in such state.

         6. This agreement may be executed in any number of counterparts, but all such counterparts will together constitute one and the same agreement. This Agreement may also be executed via facsimile, which shall be deemed an original.

                            (signature page follows)

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                         NORTH FORK BANK



                                         By: /s/
                                             -------------------------------
                                             Name:
                                             Title:

                                         SCIENT INC.



                                         By: /s/ Jacques Tortoroli
                                             -------------------------------
                                             Name: Jacques Tortoroli
                                             Title: Chief Financial Officer


                                         /s/ Robert M. Howe
                                         -----------------------------------
                                         Robert M. Howe


                                         /s/ Stephen A. Mucchetti
                                         -----------------------------------
                                         Stephen A. Mucchetti

         Acknowledged and Agreed:

         INMARK CAPITAL CORP.



         By: /s/
             -------------------------------
             Name:
             Title:

STATE OF  NEW YORK)
                  :  ss.:
COUNTY OF NEW YORK)

         On the 12th day of April, 2002, before me personally came Robert M. Howe to me known, who, being by me duly sworn did depose and say that s/he is the Chairman of Scient, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                 /s/ Segismundo Castellar
                                                --------------------------------
                                                Notary Public

STATE OF  NEW YORK)
                  :  ss.:
COUNTY OF NEW YORK)

         On the 12th day of April, 2002, before me personally came Stephen A. Mucchetti to me known, who, being by me duly sworn did depose and say that s/he is a Vice Chairman of North Form Bank, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto.


                                                 /s/ Segismundo Castellar
                                                --------------------------------
                                                Notary Public

STATE OF ______________)
                       :  ss.:
COUNTY OF _____________)

         On the _______ day of April, 2002, before me personally came _______________ to me known, who, being by me duly sworn did depose and say that s/he is the ________________ of Inmark Capital Corp., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

                                                --------------------------------
                                                Notary Public

STATE OF ______________)
                       :  ss.:
COUNTY OF _____________)

         On the _______ day of April, 2002, before me personally came Robert M. Howe to me known, who, being by me duly sworn did depose and say that he signed the foregoing instrument.

                                                --------------------------------
                                                Notary Public

STATE OF ______________)
                       :  ss.:
COUNTY OF _____________)

         On the _______ day of April, 2002, before me personally came Stephen A. Mucchetti to me known, who, being by me duly sworn did depose and say that he signed the foregoing instrument.

                                                --------------------------------
                                                Notary Public

                         AMENDED AND RESTATED SCHEDULE A

                                SCHEDULE OF LOANS

-----------------------------------------------------------------------------------------------------------
         GUARANTOR           DATE OF LOAN     AMOUNT OF LOAN          COLLATERAL            GUARANTOR
                                                                                           COLLATERAL
                                                                                           AVAILABILITY
-----------------------------------------------------------------------------------------------------------
      Robert M. Howe        March 18, 2002    $2,327,348.81   $5,301,301.37 in cash on         100%
                            April 11, 2002    $1,882,747.71   deposit in account
                                                              #8016018593 with North
                                                              Fork Bank

-----------------------------------------------------------------------------------------------------------
  Christopher M. Formant    April 11, 2002    $   63,307.93   $100,000 in cash on              100%
                                                              deposit in account
                                                              #8016018619 with North
                                                              Fork Bank

-----------------------------------------------------------------------------------------------------------
      Eric Greenberg        April 11, 2002    $  158,269.82   $250,000 in cash on              100%
                                                              deposit in account
                                                              #8016018650 with North
                                                              Fork Bank

-----------------------------------------------------------------------------------------------------------
   Kelso & Company, L.P.    April 11, 2002    $  395,674.55   Letter of Credit in the          100%
                                                              face amount of $625,000
                                                              issued by JPMorgan Chase
                                                              Bank

-----------------------------------------------------------------------------------------------------------

Consented and agreed to as of this
    day of April, 2002:
---

NORTH FORK BANK                                   SCIENT, INC.
(as assignee of Inmark Capital Corp.)



By:       /s/                                        By:     /s/
   ---------------------------                       ---------------------------
   Name:                                             Name:
   Title:                                            Title: